As filed with the Securities and Exchange Commission on April 23, 2008

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No.

Post-Effective Amendment No.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

(Exact name of Registrant as specified in charter)

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (650) 289-3060

Manuel A. Henriquez

Chief Executive Officer

Hercules Technology Growth Capital, Inc.

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus

Steven B. Boehm

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☐  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)(3)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(4)
Common Stock, $0.001 par value per share	10,200,000	$107,712,000	$4,233

(1)	Pursuant to Rule 416, this registration statement also covers such additional shares of our common stock as may be issued by reason of stock splits, stock dividends or similar transactions.
(2)	Estimated solely for purposes of calculating the amount of the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based upon the average of the high and low prices of our common stock as reported on the Nasdaq Global Select Market on April 15, 2008.
(3)	In reliance upon Rule 429 under the Securities Act of 1933, this amount is in addition to the securities previously registered by the Registrant under a registration statement on Form N-2 (File No. 333-141828). All securities unsold under the prospectus contained in such prior Registration Statement (a total of 2,800,000 shares of common stock) are carried forward into this Registration Statement, and the prospectus contained as a part of this Registration Statement shall be deemed to be combined with the prospectus contained in the above-referenced registration statement, which has previously been filed.
(4)	Previously paid $1,183.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion)

April 23, 2008

13,000,000 Shares Common Stock

This prospectus relates to the offer, from time to time, of 13,000,000 shares of our common stock, par value $0.001 per share by us.

The shares of common stock may be offered at prices and terms to be described in one or more supplements to this prospectus.

We are a specialty finance company that provides debt and equity growth capital to technology-related and life sciences companies at all stages of development from seed and emerging growth to expansion and established stages of development, including select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution as well as lower middle market companies. We source our investments through our principal office located in Silicon Valley, as well as additional offices in the Boston, Boulder, Chicago, Columbus, and San Diego areas. Our goal is to be the leading structured mezzanine capital provider of choice for venture capital and private equity backed technology-related and life sciences companies requiring sophisticated and customized financing solutions. We invest primarily in structured mezzanine debt and, to a lesser extent, in senior debt and equity.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “HTGC.” On April 15, 2008, the last reported sale price of a share of our common stock on the Nasdaq Global Select Market was $10.53.

An investment in our common stock involves risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “ Risk Factors” beginning on page 12 to read about risks that you should consider before investing in our common stock, including the risk of leverage.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.herculestech.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is [            ], 2008

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Technology Growth Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Technology Growth Capital, Inc., our logo and other trademarks of Hercules Technology Growth Capital, Inc. mentioned in this prospectus are the property of Hercules Technology Growth Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to 13,000,000 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries Hercules Technology II, L.P., Hercules Technology SBIC Management, LLC., Hydra Management LLC, Hydra Management Co., Inc. and Hercules Technology Management Co., Inc.

Our Company

We are a specialty finance company that provides debt and equity growth capital to technology-related and life sciences companies at all stages of development from seed and emerging growth to expansion and established stages of development, including select publicly listed companies and lower middle market companies. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

During the year ended December 31, 2007, we made debt commitments to 49 portfolio companies totaling $480.5 million and funded $355.5 million to 86 companies. At December 31, 2007, we had unfunded contractual commitments of $130.6 million to 29 portfolio companies. In addition, we executed non-binding term sheets totaling $36 million for proposed future commitments.

We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may invest in select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution, as well as lower middle market companies. As of March 31, 2008, over 300 different venture capital firms sponsor our portfolio companies. Our principal executive office is located in Silicon Valley, and we have additional offices in the Boston, Boulder, Chicago, Columbus and San Diego areas. Our goal is to be the leading structured mezzanine capital provider of choice for venture capital and private equity backed technology-related and life sciences companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of ventures active in the technology and life science industries and to offer a full suite of capital products at all levels of the capital structure. We invest primarily in structured mezzanine debt and, to a lesser extent, in senior debt and equity investments. We use the term “structured mezzanine debt investment” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured mezzanine debt investments will typically be secured by some or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, media and life sciences. Within the life sciences sub-sector, we focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured mezzanine debt and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth, and in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. To date, our emphasis has been primarily on private companies following or in connection with their first institutional round of equity financing, which we refer to as emerging-growth companies, private companies in later rounds of financing, which we refer to as expansion-stage companies, and private companies in one of their final rounds of equity financing prior to a liquidity event or select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution, which we refer to as established stage companies.

As of April 15, 2008, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, is currently comprised of 24 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on structured mezzanine investments in technology-related and life sciences companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies;

•	Structured mezzanine debt products are less dilutive and complement equity financing from venture capital and private equity funds; and

•	Valuations currently assigned to technology-related companies in private financing rounds, while increasing in recent years, still provide a good opportunity for attractive capital returns.

Technology-Related Companies Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, in part because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending that has resulted in tightened credit standards in recent years. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine debt marketplace for emerging-growth and expansion-stage companies, instead preferring the risk-reward profile of senior debt. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing to emerging-growth and expansion-stage companies is a function of the level of annual venture equity investment activity. Currently, Dow Jones VentureOne reports that there are over 5,400 private, venture capital-backed companies, representing over $132.0 billion in cumulative investments. In 2007, venture capital-backed companies received, in approximately 2,648 transactions, equity financing in an aggregate amount of approximately $29.9 billion, representing an 8% increase over the preceding year, as reported by Dow Jones VentureOne. In addition, according to VentureOne, overall, the median round size in 2007 was $7.6 million, up from $7.0 million in 2006, and the highest annual median since 2000. For the third year in a row, equity investors are focusing more than a third of their investment activity on early-stage financings. Overall, seed- and first-round deals made up 38% of the deal flow in 2007, and later-stage deals made up roughly 50% of all capital invested. As a result, we believe a range of $23 billion to $28 billion in annual equity investments to venture-backed companies will be sustainable in future years.

We believe that demand for structured debt financing is currently unfulfilled, in part because historically the largest debt capital providers to technology-related companies exited the market during 2001. In addition, lending requirements of traditional lenders have become more stringent due to the credit and liquidity crisis that impacted certain financial institutions beginning in the summer of 2007 related to the sub-prime market, real estate market and consumer debt market, which we do not have exposure to as a financial lender. We therefore believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Mezzanine Debt Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured mezzanine debt products provide access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe emerging-growth and expansion-stage companies target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have recently been more mature prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Lower Valuations for Private Technology-Related Companies. During the downturn in technology industries that began in 2000, the markets saw sharp and broad declines in valuations of venture capital and private equity-backed technology-related companies. According to Dow Jones VentureOne, median pre-money valuations for venture capital-backed companies in 2000 was $25.1 million declining to a low of $10.0 million in 2003. As of December 31, 2007 median pre-money valuations for venture capital-backed companies in 2007 was

$16.0 million compared to $18.5 million in 2006. This decrease was attributed to lower valuations in certain areas such as medical software, information services, software and consumer products offset by increases in other industry segments such as health care services, retail, electronics and computers. We believe the valuations currently assigned to venture capital and private equity-backed technology-related companies in private financing rounds are still reasonably valued and should allow us to continue to build a portfolio of equity-related securities at attractive valuation levels.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology- related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured mezzanine investments in over 200 technology-related companies, representing over $2.0 billion in investments, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities in industries in which our investment professionals have investment experience. We believe that our focus on financing high growth venture capital-backed technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

In addition, historically our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. We expect, in some cases, to receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. We believe these equity interests will create the potential for long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured mezzanine debt.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies and established stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of December 31, 2007, our proprietary SQL-based database system included over 14,500 technology-related companies and over 3,800 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Asset Management

We may engage in the asset management business by providing investment advisory services to externally managed funds that may be formed in the future. Such funds may focus on our lower yielding assets, such as senior debt, equipment based only financing or equity only funding. We may contribute assets currently in our portfolio to such funds to the extent that our management and Board of Directors deems it appropriate. We may, from time to time, serve as the investment manager of such funds and may receive management and other fees for such services. Such funds may have overlapping investment objectives with us and may invest in asset classes similar to those targeted by us.

Dividend Reinvestment Plan

We have adopted an opt-out dividend reinvestment plan through which distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash. See “Dividend

Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Taxation

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended, which we refer to in this prospectus as the Code. We elected to be treated for federal income tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Code with the filing of our federal corporate income tax return for 2006, which election was effective as of January 1, 2006. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. See “Certain United States Federal Income Tax Considerations.” To obtain and maintain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions.” There is no assurance that we will meet these tests and be eligible to make a RIC election. If we do not qualify or do not make a RIC election, we would be taxed as a C corporation.

Use of Proceeds

We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. We will not receive any proceeds from the sale of the common stock by the selling holders.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. Our asset coverage as of December 31, 2007 was approximately 675%. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing. As of December 31, 2007, we had $79.2 million outstanding under our securitization credit facility with Citigroup Global Markets Realty Corp. and Deutsche Bank Securities, Inc., which we refer to as the Credit Facility. See “Management’s Discussion & Analysis of Financial Condition—Borrowings.” Hercules Technology II, L.P. (“HT II”), our wholly-owned subsidiary, is licensed as a Small Business Investment Company (“SBIC”) under the Small Business Investment Act of 1958. The SBIC regulations currently limit the amount that is available to borrow by any SBIC to $127.2 million, subject to periodic adjustments by the Small Business Administration (“SBA”). There is no assurance that we will draw up to the maximum limit available under the SBIC program. On April 5, 2007, we received an exemptive relief from the SEC that permits us to exclude the indebtedness that our wholly-owned subsidiary, HT II, which is qualified as a small business investment company, issues to the SBA from the 200% asset coverage requirement applicable to us.

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Certain Material United States Federal Income Tax Considerations.” We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year.

Principal Risk Factors

Investing in us involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies, which generally require additional capital to become profitable. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed or to fully repay the amounts owed to us. A large number of entities compete for the same kind of investment opportunities as we seek.

We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our common stock.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in the Boston, Massachusetts; Boulder, Colorado; Chicago, Illinois; San Diego, California; and Columbus, Ohio areas. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)%
Offering expenses		%(2)
Dividend reinvestment plan fees		%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)%

Annual Expenses (as a percentage of net assets attributable to common stock):(4)
Operating expenses	4.8	(5)(6)
Interest payments on borrowed funds	3.1	%(7)
Fees paid in connection with borrowed funds	.5	%(8)
Acquired fund fees and expenses(9)	—%

Total annual expenses	8.4	%(10)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$128.63	$278.05	$417.59	$727.43

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load. We will not pay any underwriting discount or commission, and we will not receive any of the proceeds from shares sold by the selling stockholders.
(2)	The percentage reflects estimated offering expenses of approximately $[ ].
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	“Average net assets attributable to common stock” equals estimated weighted average net assets for 2008 which is approximately $411 million.
(5)	“Operating expenses” represent our estimated expenses for the year ending December 31, 2008.

(6)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(7)	“Interest payments on borrowed funds” represents estimated annualized interest payments on borrowed funds for 2008. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants and shares underlying the warrants collateralized under the Citigroup facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants are included in collateral subsequent to the Credit Facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citigroup facility is terminated until the Maximum Participation Limit has been reached. During the year ended December 31, 2007, we recorded an additional liability and reduced the unrealized gains by approximately $609,000 to account for Citigroup’s participation in unrealized gains in the warrant portfolio. The value of their participation right on unrealized gains in the related equity investments since inception of the agreement was approximately $690,000 at December 31, 2007 and is included in accrued liabilities and reduces the unrealized gain we recognized at December 31, 2007. We have paid Citigroup approximately $399,000 during the year ended December 31, 2007 and $680,000 since inception of the agreement under the warrant participation agreement thereby reducing our realized gains by that amount. There can be no assurances that the unrealized gains on the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing.
(8)	“Fees paid in connection with borrowed funds” represents estimated fees paid in connection with borrowed funds for 2008.
(9)	For the year ended December 31, 2007, we did not have any investments in shares of Acquired Funds that are not consolidated and, as a result, we did not directly or indirectly incur any fees from Acquired Funds.
(10)	“Total annual expenses” is the sum of “operating expenses,” “interest payments on borrowed funds” and “fees paid in connection with borrowed funds.”

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” “Senior Securities” on page 85 and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal 2007, 2006, 2005 and the period from February 2, 2004 (commencement of operations) to December 31, 2004 presented below, and the selected income statement data for fiscal 2007, 2006, 2005 and the period from February 2, 2004 (commencement of operations) to December 31, 2004 have been derived from our audited financial statements included elsewhere herein, which have been audited by Ernst & Young LLP, an independent registered public accounting firm.

	For the Years Ended December 31
	2007	2006	2005	Period Ending February 2, 2004 (Commencement of Operations) to December 31, 2004
	(In thousands, except per share amounts)
Investment Income
Interest	$48,757	$26,278	$9,791	$214
Fees	5,127	3,230	876	—

Total Investment Income	$53,884	$29,508	10,667	214

Operating Expenses:
Interest	$4,404	$5,770	$1,801	$—
Loan Fees	1,290	810	1,098	—
General and Administrative	5,437	5,409	2,285	411
Employee Compensation:
Compensation and Benefits	9,135	5,779	3,706	1,165
Stock-Based Compensation	1,127	617	252	680

Total Employee Compensation	$10,262	$6,396	$3,958	$1,845
Total Operating Expenses	$21,393	$18,385	$9,142	$2,256
Net Investment Income (Loss) Before Provision for Taxes and Investment Gains and Losses	$32,491	$11,123	$1,525	$(2,042)
Provision for Income Taxes	2	643	225	—
Net Investment Income (Loss)	32,489	10,480	1,270	(2,041)
Net Realized Gain (Loss) on Investments	2,791	(1,604)	482	—
Provision for Excise Tax	(139)	—	—	—
Net Increase in Unrealized Appreciation on Investments	7,268	2,508	353	—

Net Increase and Unrealized Gains	9,920	904	835	—
Net Increase in Net Assets Resulting from Operations	$42,409	$11,384	$2,105	$(2,041)
Cash Dividends Declared per Common Share	$1.20	$0.90	$0.33	$—

	As of December 31,
	2007	2006	2005	Period Ending February 2, 2004 (Commencement of Operations) to December 31, 2004
	(In thousands, except per share amounts)
Balance Sheet Data:
Investments, at Value	$529,972	$283,234	$176,673	$16,700
Cash and Cash Equivalents	7,756	16,404	15,362	8,678
Total Assets	541,943	301,142	193,648	25,233
Total Liabilities	141,206	45,729	79,296	25,078
Total Net Assets	400,737	255,413	114,352

Other Data:
Total Debt Investments, at Value	$482,123	$266,724	$166,646	$16,700
Total Warrant Investments, at Value	21,646	8,441	5,160	—
Total Equity Investments, at Value	26,203	8,069	4,867	—
Unfunded Commitments	130,602	55,500	30,200	5,000
Net Asset value Per Share(1)	$12.31	$11.65	$11.67	$12.18

(1)	Based on common shares outstanding at period end.

The following tables set forth certain quarterly financial information for each of the eight quarters up to and ending December 31, 2007. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
	3/31/07	6/30/07	9/30/07	12/31/07
	(In thousands, except per share amounts)
Total investment income	$9,679	$13,275	$15,141	$15,790
Net investment income (loss) before provision for income taxes and investment gains and losses	5,225	7,240	10,044	9,981
Net investment income (loss)	6,331	8,270	7,178	20,632
Net investment income per common share (basic)	$0.28	$0.33	$0.22	$0.63

	Quarter Ended
	3/31/06	6/30/06	9/30/06	12/31/06
Total investment income	$6,487	$6,788	$7,544	$8,689
Net investment income (loss) before provision for income taxes and investment gains and losses	2,046	2,468	3,117	3,492
Net investment income (loss)	2,505	3,366	1,573	3,940
Net investment income per common share (basic)	$0.25	$0.26	$0.12	$0.23

RISK FACTORS

Investing in our common stock involves a high degree of risk. Before you invest in shares of our common stock, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to our Business and Structure

We have a limited operating history as a business development company, which may affect our ability to manage our business and may impair your ability to assess our prospects.

We were incorporated in December 2003 and commenced investment operations in September 2004. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially. We have limited operating history as a business development company and as a RIC. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on the business or our ability to manage the business within these frameworks. See “Regulation” and “Certain United States Federal Income Tax Considerations.” If we fail to maintain our status as a business development company or fail to qualify as a RIC, our operating flexibility and results of operations would be significantly affected.

We are dependent upon key management personnel for our future success, particularly Manuel A. Henriquez, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez, or of any other senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships or to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A large number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make commercial loans with interest rates that are comparable to or lower than the rates that we typically offer. We may lose prospective portfolio companies if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code would impose on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify, or that we will be able to fully invest our available capital.

Because we intend to distribute substantially all of our income to our stockholders as long as we are treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend as a RIC to distribute to our stockholders substantially all of our ordinary income and realized net capital gains except for certain realized net long-term capital gains, some or all of which we currently intend to retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval and approval of our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Because we borrow money, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly our stockholders will bear the cost associated with our leverage activity. Our Credit Facility contains financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As of December 31, 2007, we had outstanding indebtedness of $79.2 million pursuant to our securitized Credit Facility. If our portfolio of investments fails to provide adequate returns and we are unable to otherwise raise funds, we may be unable to make interest or principal payments on our indebtedness as they become due. In addition, we had approximately $55.1 million outstanding under our SBA debenture. We expect, in the future, to borrow from, and issue senior debt securities to, banks, insurance companies and other lenders, including additional borrowings pursuant to the Credit Facility. See “Management’s Discussion and Analysis of Financial Condition—Borrowings.”

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholder(1)	(38.59)%	(22.51)%	(6.43)%	9.65%	25.73%

(1)	Assumes $820 million in total assets, $250 million in debt outstanding, $411 million in stockholders’ equity, and an average cost of funds of 6.56%, which is the approximate cost of funds of the Credit Facility for the period ended December 31, 2007. Actual interest payments may be different.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

At December 31, 2007, portfolio investments, 99% of which are valued at fair value by the Board of Directors, were approximately 98% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Board of Directors’ Valuation Committee. The Valuation Committee utilizes its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Recent accounting pronouncements may impact our future financial position and results of operations.

In September 2006, the FASB issued Statement No. 157, Fair Value Measurements (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. FAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. We adopted FAS 157 on January 1, 2008. As of December 31, 2007, we are evaluating the impact of FAS 157 on our financial position and results of operations but do not believe the adoption of FAS 157 will have a material impact on our financial position and results of operations. However, the actual impact on our consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments we originate, acquire or exit. See Note 1 to our accompanying consolidated financial statements.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of investments held at December 31, 2007 that are greater than 5% of net assets:

	December 31, 2007
(in thousands)	Fair Value	Percentage of Net Assets
IKANO Communications, Inc	$20,402	5.1%
Tectura Corporation	21,090	5.3%
Zayo Bandwith Corporation	25,000	6.2%

IKANO Communications provides global IP network and application solutions and private-label Internet services, including dial-up, DSL, and high-speed wireless. Additionally, the Company offers Web and mail hosting, server-side filtering, branded dynamic portal development, branded customer service and technical support, automated accounting, and Web acceleration.

Tectura Corporation is a leading global provider of integrated business solutions to mid-market companies and large enterprise divisions specializing in Enterprise Resource Planning and Customer Relationship Management solutions built on Microsoft Business Solutions software (Axapta, Great Plains, Navision, Solomon, and CRM) and integrated with leading-edge Microsoft products and technologies.

Zayo Bandwidth Corporation owns and operates fiber optic networks in various regions of the United States and provides bandwidth services to carriers, web-centric companies, public institutions and enterprises.

Our financial results could be negatively affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Regulations governing our operations as a business development company affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

In addition to issuing securities to raise capital as described above, we anticipate that, in the future, we may securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the senior and mezzanine loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax requirements, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following:

end-of-term payments, exit fees, balloon payment fees or prepayment fees (“other deferred payments”). We must include in taxable income each year a portion of contracted payment-in-kind interest or other deferred payments that accrues over the life of the obligations as original issue discount or other income accrual even though we may not have received any cash payment during the year of accrual. Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in the associated debt investments being treated as issued with original issue discount for tax purposes. A portion of such original issue discount must be accrued and included in our taxable income each year over the life of the debt investment even though we may not receive any cash payment with respect to such income in the year of accrual. We also may be required to include in income certain other amounts that we will not receive in cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to distribute such income to our stockholders in order to satisfy the annual distribution requirements applicable to RICs even though we may not have received any corresponding cash amount with respect to such income. As a result, we may have difficulty meeting the annual distribution requirements necessary to maintain our status as RIC unless we are able to obtain cash from other sources. Accordingly, we may have to, among other things, sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities in order to make the necessary distributions. If we are not able to obtain cash from other sources in order to make the necessary distributions, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax on all of our income. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our credit facility limits our ability to declare dividends if we default under certain provisions.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including, but not limited to, the interest rate payable on the debt securities that we acquire, the default rate on such securities, the level of our expenses, variations in investment origination volume, variations in fee income earned, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

In addition, any of these factors could negatively impact our ability to achieve our investment objectives, which may cause our net asset value of our common stock to decline.

Fluctuations in interest rates may adversely affect our profitability.

A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at fixed rates, and that our interest-bearing liabilities will accrue interest at variable rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that a significant percentage of our initial investments in debt securities will be at fixed rates. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

If we are unable to continue to borrow money in order to leverage our equity capital, then our ability to make new investments and to execute our business plan will be impaired.

As of December 31, 2007, we had outstanding borrowings of $79.2 million pursuant to the Credit Facility and outstanding borrowings of approximately $55.1 million pursuant to our SBA debenture. There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful.

In addition, the terms of available financing may place limits on our financial and operating flexibility. If we are unable to obtain sufficient capital in the future, we may:

•	be forced to reduce our operations;

•	not be able to expand or acquire complementary businesses; and

•	not be able to develop new services or otherwise respond to changing business conditions or competitive pressures.

It is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

As of December 31, 2007, the Company, through Hercules Funding Trust I, an affiliated statutory trust, has a $250 million Credit Facility. We expect to enter into additional revolving credit or warehouse facilities in the future. While there can be no assurance that we will be able to borrow from banks or other financial institutions, we expect that we will, at some time in the future, obtain a long-term or revolving credit facility or a warehouse facility. The current lenders have, and any future lender or lenders will have fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. In addition, we may grant a security interest in our assets in connection with any such borrowing. We expect such a facility to contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. An event of default under any credit facility would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans that we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

Our cost of borrowing is increased by the warrant participation agreement we have with one of our lenders. In addition, our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citigroup facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants are included in collateral subsequent to the Credit Facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2007, we reduced our realized gain by approximately $400,000 for Citigroup’s participation in the gain on sale of an equity security and we recorded an additional liability and reduced our unrealized gains by a net amount of approximately $609,000 for Citigroup’s participation in unrealized gains in the warrant portfolio. Since inception of the agreement, we have paid Citigroup approximately $680,000 under the warrant participation agreement thereby reducing our realized gains. In addition, our realized gains will be reduced by the amounts owed to Citigroup under the warrant participation agreement. The value of Citigroup’s participation right on unrealized gains in the related equity investments since inception of the agreement was approximately $690,000 at December 31, 2007 and is included in accrued liabilities and reduces the unrealized gain recognized by us at December 31, 2007. Citigroup’s rights under the warrant participation agreement increase our cost of borrowing and reduce our realized gains.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and remain or become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we are otherwise required to distribute, and we cannot pass such net operating losses through to our stockholders. In addition, net operating losses that we carry over to a taxable year in which we qualify as a RIC normally cannot offset ordinary income or capital gains.

One of our wholly-owned subsidiaries is licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations.

Our wholly-owned subsidiary HT II is licensed to act as an SBIC and is regulated by the SBA. Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 20.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause HT II to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If HT II fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II is our wholly owned subsidiary.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, small business investment companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Risks Related to Our Investments

Our investments are concentrated in a limited number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related and life-science companies. As a result, a downturn in technology-related and life-science industry sectors could materially adversely affect us.

Our investments may be concentrated in portfolio companies that may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, established companies with greater access to, and resources for, further development in these new technologies. We may lose our entire investment in any or all of our portfolio companies.

Our investment strategy focuses on technology-related and life-science companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related and life-science companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related and life-science companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition. Beginning in mid-2000, there was substantial excess production capacity and a significant slowdown in many technology-related industries. This overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology-related and life-science companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again, and any future decreases in technology-related and life-science company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related and life-science companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related and life-science companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

We have invested in and may continue investing in technology-related and life-science companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which might have an adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

We do not control our portfolio companies. These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related and life-science products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies. Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns.

If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

We may not be able to realize our entire investment on equipment-based loans in the case of default.

We may, from time to time, provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan our sole recourse would be to take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Some of our portfolio companies may need additional capital, which may not be readily available.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements, and in most instances to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

We may be unable or decide not to make additional cash investments in our portfolio companies which could result in our losing our initial investment if the portfolio company fails.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in the particular company. We retain the discretion to make any additional investments as our management determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company, and our initial (and subsequent) investments. Moreover, additional investments may limit the number of companies in which we can make initial investments. In determining whether to make an additional investment our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. We cannot assure you that we will have sufficient funds to make any necessary additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive distributions at a particular level or at all.

Any unrealized depreciation that we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors in accordance with procedures approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale, or are otherwise illiquid, because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of the investments at a favorable price and, as a result, we may suffer losses.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We believe that our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions, or from cash flow from operations. However, to attempt to mitigate credit risks, we will typically take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In many cases, our loans will include a period of interest-only payments. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Additionally, a deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by a deterioration in the value of the collateral for the loan. Moreover, in the case of some of our structured mezzanine debt, we may not have a first lien position on the collateral. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies. In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. Such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. In addition, we would not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Our equity investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. We cannot predict or control the timing of liquidity events of our portfolio companies. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

We do not control any of our portfolio companies and therefore our portfolio companies may make decisions with which we disagree.

We do not control any of our portfolio companies, even though we may have board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our financial results could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge on the intellectual property of our portfolio companies.

In some cases, we collateralize our investments by obtaining a first priority security interest in a portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a first priority security interest in a portion of a portfolio company’s assets and a negative pledge covering a company’s intellectual property and a first priority security interest in the proceeds from such intellectual property. In the case of a negative pledge, the portfolio company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. As a result, a negative pledge may affect our ability to fully recover our principal investment. In addition, there can be no assurance that our security interest in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court.

At December 31, 2007, approximately 50% of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company and 50% portfolio company loans were prohibited from pledging or encumbering their intellectual property pursuant to negative pledges.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

Risks Related to an Offering of Our Shares

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock following an offering may fluctuate substantially. The price of the common stock that will prevail in the market after an offering may be higher or lower than the price you paid and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

We may be unable to invest the net proceeds raised from an offering on acceptable terms, which would harm our financial condition and operating results.

Until we identify investments for our portfolio, we intend to invest the net proceeds from an offering in cash, cash equivalents, U.S. government securities or high-quality debt securities. We cannot assure you that we will be able to complete investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return. Moreover, because we may not have identified all investments at the time of an offering, we will have broad authority to invest the net proceeds of an offering. We will not receive any proceeds from an offering by the selling holders.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

We cannot assure you that the market price of our common stock will not decline.

We cannot predict the price at which our common stock will trade. Shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors.

Provisions of the Maryland General Corporation Law, and of our charter and bylaws, could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board, including a majority of our directors who are not interested persons as defined in the 1940 Act. Our Board of Directors has already adopted a resolution exempting from the Business Combination Act any business combination between us and certain investment funds managed by JMP Asset Management, LLC and certain investment funds managed by Farallon Capital Management, L.L.C., and we have agreed with such investment funds that we will not alter or repeal such board resolution prior to the date that is two years after such investment funds cease to own at least 10% of our outstanding common stock in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds without the written consent of such investment funds. In addition, our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our stock. We have agreed with certain investment funds managed by JMP Asset Management, LLC and certain investment funds managed by Farallon Capital Management, L.L.C. that we will not repeal or amend such provision of our bylaws in a manner that would make the Control Share Acquisition Act applicable to acquisitions of our stock by such investment funds without the written consent of such investment funds prior to the date that is two years after such investment funds cease to own at least 10% of our outstanding common stock. If the applicable board resolution is repealed following such period of time or if our board does not otherwise approve a business combination, the Business Combination Act and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

FORWARD-LOOKING STATEMENTS; MARKET DATA

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company and a RIC;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

This prospectus contains third-party estimates and data regarding valuations of venture capital-backed companies. This data was reported by Dow Jones VentureOne, an independent venture capital industry research company which we refer to as VentureOne. VentureOne is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus is reliable.

We have compiled certain industry estimates presented in this prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our common stock could be materially adversely affected.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which include investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. We will not receive any proceeds from the sale of common stock by the selling stockholders.

We anticipate that substantially all of the net proceeds from any offering of our shares of common stock will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “HTGC.” We completed the initial public offer of our common stock in June 2005 at a price of $13.00 per share. Prior to such date, there was no public market for our common stock.

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market and the dividends declared by us for each fiscal quarter since our initial public offer. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend per Share(2)
	NAV(1)	High(3)	Low(3)
2005
Second quarter (June 9, 2005 through June 30, 2005)	$11.55	$13.19	$12.45	114.2%	107.8%	—
Third quarter	$11.71	$14.41	$11.90	123.1%	101.6%	$0.025
Fourth quarter	$11.67	$12.68	$9.71	108.7%	83.2%	$0.300
2006
First quarter	$11.63	$11.99	$10.50	103.1%	90.3%	$0.300
Second quarter	$11.24	$12.53	$10.88	111.5%	96.8%	$0.300
Third quarter	$11.06	$12.90	$11.11	116.6%	100.5%	$0.300
Fourth quarter	$11.65	$14.25	$12.50	122.3%	107.3%	$0.300
2007
First quarter	$11.68	$14.50	$12.77	124.1%	109.3%	$0.300
Second quarter	$12.05	$14.71	$12.80	122.1%	106.2%	$0.300
Third quarter	$11.97	$14.02	$11.32	117.1%	94.6%	$0.300
Fourth quarter	$12.31	$13.60	$10.87	110.5%	88.3%	$0.300
2008
First quarter	*	$12.75	$9.59	*	*	—
Second quarter	*	$11.32	$10.51	*	*	—

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Represents the dividend declared in the specified quarter. As of the date of this prospectus, no dividend has been declared for the first quarter of 2008.
(3)	The high and low price for the second quarter of 2008 reflects the period from April 1 to April 15th of 2008.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on April 15, 2008 was $10.53 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Dividends

The following table summarizes our dividends declared and paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.025
December 9, 2005	January 6, 2006	January 27, 2006	0.300
April 3, 2006	April 10, 2006	May 5, 2006	0.300
July 19, 2006	July 31, 2006	August 28, 2006	0.300
October 16, 2006	November 6, 2006	December 1, 2006	0.300
February 7, 2007	February 19, 2007	March 19, 2007	0.300
May 3, 2007	May 16, 2007	June 18, 2007	0.300
August 2, 2007	August 16, 2007	September 17, 2007	0.300
November 1, 2007	November 16, 2007	December 17, 2007	0.300
February 7, 2008	February 15, 2008	March 17, 2008	0.300

			$2.725

Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon its taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. During 2007, we distributed $1.20 per share to our shareholders of which 100% was deemed to be a distribution of income and is considered ordinary income to our shareholders in 2007.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We currently intend to retain for investment some or all of our net capital gains (that is, the excess of our realized net long-term capital gains over our realized net short-term capital losses) and to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain United States Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. To the extent that we do not retain all of our net capital gains, we will make actual distributions to our stockholders of such gains.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this report. In addition to historical information, the following discussion and other parts of this report contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements; Market Data” appearing elsewhere herein.

Overview

We are a specialty finance company that provides debt and equity growth capital to technology-related and life-science companies at all stages of development from seed and emerging growth to expansion and established stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms, and may also finance select publicly listed companies and lower middle market companies. As of March 31, 2008, over 300 different venture capital firms sponsor our portfolio companies.

Our principal office is located in the Silicon Valley and we have additional offices in the Boston, Boulder, Chicago, Columbus and San Diego areas. Our goal is to be the leading structured mezzanine capital provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of companies active in the technology and life science industries and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured mezzanine debt and, to a lesser extent, in senior debt and equity investments. We use the term “structured mezzanine debt investment” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured mezzanine debt investments will typically be secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Code. We are treated for federal income tax purposes as a RIC under Subchapter M of the Code as of January 1, 2006. To qualify for the benefits allowable to a RIC, we must, among other things, meet certain source-of-income and asset diversification and income distribution requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of-income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.” Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. During 2007, our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Asset Management

We may engage in the asset management business by providing investment advisory services to funds that may be formed in the future. We may, from time to time, serve as the investment manager of such funds and may receive management and other fees for such services. Such funds may have overlapping investment objectives and may invest in asset classes similar to those targeted by us.

Portfolio and Investment Activity

The total value of our investment portfolio was $530.0 million at December 31, 2007, as compared to $283.2 million at December 31, 2006. During the year ended December 31, 2007, we made debt commitments to 49 portfolio companies totaling $480.5 million and funded $355.5 million to 86 companies. We also made equity investments in 17 portfolio companies totaling $12.6 million during the year ended December 31, 2007. During the year ended December 31, 2007, we also converted approximately $4.8 million of debt to equity in two portfolio companies, bringing total equity investments at fair value to approximately $26.2 million at December 31, 2007. The fair value of our warrant portfolio at December 31, 2007 and 2006, was $21.6 million and $8.4 million respectively. At December 31, 2007, we had unfunded contractual commitments of $130.6 million to 29 portfolio companies. In addition, we executed non-binding term sheets totaling $36 million for proposed future commitments.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. During the year ended December 31, 2007, we received normal principal repayments of $66.5 million, and early repayments and working line of credit paydowns totaling 62.2 million. Total portfolio investment activity (exclusive of unearned income) as of and for each of the years ended December 31, 2007 and 2006 was as follows:

(in millions)	December 31, 2007	December 31, 2006
Beginning Portfolio	$283.2	$176.7
Purchase of investments	355.5	193.0
Equity Investments	12.6	3.0
Principal payments received on investments	(66.5)	(45.7)
Early pay-offs and recoveries	(62.2)	(41.9)
Proceeds from sale of investments	(5.9)	(0.3)
Accretion of loan discounts and paid-in-kind principal	2.5	1.7
Net realized and unrealized change in investments	10.8	(3.3)

Ending Portfolio	$530.0	$283.2

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2007 and December 31, 2006 (excluding unearned income):

	December 31, 2007		December 31, 2006
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$429,760	81.1%	$273,280	96.5%
Senior secured debt	61,483	11.6%
Preferred stock	23,265	4.4%	8,069	2.8%
Senior debt-second lien with warrants	12,078	2.3%	—	0.0%
Common Stock	2,938	0.5%	—	0.0%
Subordinated debt with warrants	448	0.1%	1,885	0.7%

	$529,972	100.0%	$283,234	100.0%

A summary of the company’s investment portfolio at value by geographic location is as follows:

	December 31, 2007		December 31, 2006
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$512,724	96.8%	$269,073	95.0%
Canada	15,001	2.8%	10,497	3.7%
Israel	2,247	0.4%	3,664	1.3%

	$529,972	100.0%	$283,234	100.0%

Our portfolio companies are primarily privately held expansion-and established-stage companies in the biopharmaceutical, communications and networking, consumer and business products, electronics and computers, energy, information services, internet consumer and business services, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

The largest companies vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies. For years ended December 31, 2007 and 2006, our ten largest portfolio companies represented approximately 33.7% and 43.4% of the total fair value of our investments, respectively. At December 31, 2007 and 2006, we had three and four investments, respectively, that represented 5% or more of the fair value of our investments. At December 31, 2007, we had five equity investments representing approximately 50.0% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of such investments. At December 31, 2006, we had eleven equity investments which represented 100% of the total fair value of its equity investments, and each represented 5% or more of the total fair value of such investments.

At December 31, 2007, we had investments in two portfolio companies deemed to be Affiliates. One investment is a non-income producing equity investment and one portfolio company became an Affiliate on December 17, 2007 upon a restructure of the company. Income derived from these investments was less than $8,000 since these investments became Affiliates. At December 31, 2006, none of the Company’s investments were deemed to be Affiliates. No realized gains or losses related to Affiliates were recognized during the years end December 31, 2007, 2006 or 2005.

The following table shows the fair value of our portfolio by industry sector at December 31, 2007 and December 31, 2006 (excluding unearned income):

	December 31, 2007		December 31, 2006
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug discovery	$95,294	18.0%	$74,993	26.5%
Communications & networking	114,014	21.5%	19,464	6.9%
Software	38,963	7.4%	40,457	14.3%
Specialty pharmaceuticals	45,646	8.6%	18,014	6.4%
Electronics & computer hardware	50,953	9.6%	30,586	10.8%
Semiconductors	25,501	4.8%	15,867	5.6%
Information services	58,464	11.0%	—	0.0%
Therapeutic	12,853	2.4%	13,437	4.7%
Internet consumer & business services	16,918	3.2%	11,657	4.1%
Drug delivery	22,725	4.3%	16,600	5.9%
Consumer & business products	2,817	0.5%	21,949	7.7%
Biotechnology tools	9,714	1.8%	5,778	2.0%
Energy	7,016	1.3%	8,503	3.0%
Media/Content/Info	7,193	1.4%	—	0.0%
Surgical Devices	16,821	3.2%	—	0.0%
Advanced Specialty Materials & Chemicals	2,764	0.5%	—	0.0%
Diagnostic	2,316	0.5%	5,929	2.1%

	$529,972	100.0%	$283,234	100.0%

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of returns on the debt investments in our portfolio with 1 being the highest quality. See “Business—Investment Process—Loan and Compliance Administration.” The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of December 31, 2007 and December 31, 2006:

	December 31, 2007		December 31, 2006
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	$27.7	5.7%	$9.2	3.5%
2	341.6	70.9	220.4	82.6
3	103.4	21.4	29.3	11.0
4	9.4	2.0	7.8	2.9
5	—	—	—	—

	$482.1	100.00%	$266.7	100.00%

As of December 31, 2007, our investments had a weighted average investment grading of 2.20 as compared to 2.14 at December 31, 2006. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria and their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and have therefore been downgraded until their funding is complete or their operations improve. At December 31, 2007, 15 portfolio companies were graded 3 and three portfolio companies were graded 4, as compared to eight and three portfolio companies, respectively, at December 31, 2006.

We target total returns on our debt investments, including warrant gains, of between 20% and 35%, and target an annual investment yield on debt investments ranging from 11% to 15%, excluding warrants. The effective yield on our debt investments during the year was 12.8% and was attributed in part to interest charges and fees related to loan restructurings and acceleration of fee income recognition from early loan repayments. The overall weighted average yield to maturity of our loan obligations was approximately 12.70% at December 31, 2007, increased slightly compared to 12.64% at December 31, 2006, attributed to increased investments to both expansion- and established-stage companies and asset based financing offered to more mature companies seeking revolver type financing solutions. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $30.0 million, with an average initial principal balance of between $1.0 million and $15.0 million. We typically charge our portfolio companies facility fees ranging between 0.5% and 2.5% of committed capital. Our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from Prime rate to 14.0% (based on current interest rate conditions). In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, PIK provisions, prepayment fees, and diligence fees, which may be required to be included in income prior to receipt. Back-end fees charged are generally up to 10% of the committed capital amount of a loan.

With our debt investments, we typically secure the right to co-invest in the next equity financing round of our portfolio companies. In most cases, we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property. At December 31, 2007, approximately 35 portfolio company loans were secured by a first priority security in all of the assets of the portfolio company and 42 portfolio company loans were prohibited from pledging or encumbering their intellectual property. Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security for emerging-growth, expansion-stage and established-stage companies. In addition, certain loans may include an interest-only period ranging from three to eighteen months for emerging-growth and expansion-stage companies and longer for established-stage companies. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Our mezzanine debt investments also generally have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. As of December 31, 2007, we have received warrants in connection with the majority of our debt investments in each portfolio company, and have realized gains on ten warrant positions since inception. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price equal to the most recent equity financing round. We currently hold warrants in 82 portfolio companies, with a fair value of approximately $21.6 million included in the investment portfolio of $530.0 million. The fair value of the warrant portfolio has increased by 156% as compared to the fair value of $8.4 million at December 31, 2006. These warrant holdings would allow us to invest approximately $50 million if such warrants are exercised. However, these warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant interests.

Results of Operations

Comparison of periods ended December 31, 2007 and 2006

Operating Income

Interest income totaled approximately $48.8 million and $26.3 million for 2007 and 2006, respectively. The increase in interest income was directly related to increases in origination activity as net investments at fair value grew by $246.8 million during 2007. In 2007 and 2006, interest income included approximately $1.8 million and $713,000 of income from accrued exit fees. Income from commitment, facility and loan related fees totaled approximately $5.1 million and $3.2 million for 2007 and 2006, respectively. At December 31, 2007 and 2006, we had approximately $6.6 million and $3.5 million of deferred income related to commitment and facility fees, respectively.

Operating Expenses

Operating expenses totaled approximately $21.4 million and $18.4 million during 2007 and 2006, respectively. Operating expenses for the years ended December 31, 2007 and 2006 included interest expense, loan fees and unused commitment fees of approximately $5.7 million and $6.6 million, respectively. The 13.5% decrease in interest expense was primarily due to a lower average debt balance of $66.3 million in 2007 as compared to $70.7 million in 2006. The weighted average cost of debt was approximately 6.5% at December 31, 2007 as compared to 6.7% at December 31, 2006 which primarily reflects a lower LIBOR rate under our Credit Facility. Employee compensation and benefits were approximately $9.1 million and $5.8 million during 2007 and 2006, respectively. The increase in employee compensation and benefits is due to increased number of employees from 26 to 38 and bonuses of approximately $3.7 million accrued in 2007 as compared to an accrual of $2.2 million in 2006. General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses totaling $5.4 million in both 2007 and 2006. We incurred approximately $1.1 million of stock-based compensation expense in 2007 as compared to $618,000 in 2006 due to additional option grants made in 2007. We anticipate that operating expenses will increase over the next twelve months as we continue to incur higher interest expense on higher average outstanding debt balances, increase the number of our employees to support our growth and incur additional expenses related to being a public company, including expenses related to continued compliance requirements under the Sarbanes-Oxley Act.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2007 totaled $32.5 million as compared with a net investment income before income tax expense in 2006 of approximately $11.1 million. The changes are made up of the items described above under “Operating Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

In 2007, we generated realized gains totaling approximately $3.6 million from the sale of common stock of two communications and networking companies, two internet consumer and business services companies and three biopharmaceutical companies. We recognized realized losses in 2007 of approximately $800,000 on the disposition of warrants in six portfolio companies. We recognized a realized gain of approximately $3.3 million during the year ended December 31, 2006 from the sale of common stock of one communications and networking company, one internet consumer and business services company and two biopharmaceutical companies. We recognized realized losses in 2006 of approximately $4.9 million on the disposition of loans to two portfolio companies. A summary of realized and unrealized gains and losses for the years end December 31, 2007 and 2006 is as follows:

(in millions)	December 31, 2007	December 31, 2006
Realized gains	$3.6	$3.3
Realized losses	(0.8)	(4.9)

Net realized gains (losses)	$2.8	$(1.6)

For the years ended December 31, 2007 and 2006, net unrealized investment appreciation totaled approximately $7.3 million and $2.5 million, respectively. The year to year increase is primarily attributable to the increased number of companies in the portfolio. The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined in good faith by our Board of Directors. As of December 31, 2007, the net unrealized investment appreciation recognized by the company was reduced by approximately $690,000 for a warrant participation agreement with Citigroup. For a more detailed discussion, see the discussion set forth under “Borrowings” below. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2007 and 2006:

	2007		2006
($ in millions)	Companies	Amount	Companies	Amount
Gross unrealized appreciation on portfolio investments	59	$17.7	11	$4.9
Gross unrealized depreciation on portfolio investments	25	(9.4)	41	(1.6)
Reversal of prior period net unrealized appreciation upon a realization		(0.3)		(0.4)
Citigroup Warrant Participation		(0.7)		(0.4)

Net unrealized appreciation/(depreciation) on portfolio investments		$7.3		$2.5

During 2007, we achieved thirteen liquidity events from our portfolio companies. Ten portfolio companies were acquired and three portfolio companies completed initial public offerings.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Through December 31, 2005 we were taxed under Subchapter C of the Code. We elected to be treated as a RIC under Subchapter M of the Code with the filing of our 2006 federal income tax return. Provided we continue to qualify as a RIC, our income generally will not be subject to federal income or excise taxes to the extent we make the requisite distributions to stockholders. At December 31, 2007, we elected to pay an excise tax of approximately $139,000 on approximately $4.3 million of undistributed earnings from operations and capital gains that we intend to distribute in 2008. See “Business—Certain United States Federal Income Tax Considerations.”

During 2007, we distributed $1.20 per share to our shareholders, of which 100% was deemed to be a distribution of income and is considered ordinary income to our shareholders in 2007.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2007 net income totaled approximately $42.4 million compared to net income of approximately $11.4 million for the period ended December 31, 2006. These changes are made up of the items previously described.

Basic and fully diluted net income per share was $1.50 and $1.49, respectively, for the year ended December 31, 2007, compared to basic net income per share of $0.85 and fully diluted net income per share of $0.84 for the year ended December 31, 2006.

Comparison of periods ended December 31, 2006 and 2005

Operating Income

Interest income totaled approximately $26.3 million and $9.8 million for 2006 and 2005, respectively. In 2006 and 2005, interest income included approximately $713,000 and $351,000 of income from accrued exit fees, respectively. Income from commitment and facility fees totaled approximately $3.2 million and $876,000 for 2006 and 2005, respectively. The increase in both interest and fee income was directly related to increases in origination activity, as net investments at fair value grew by $106.5 million during 2006. At December 31, 2006 and 2005, we had approximately $3.4 million and $2.7 million of deferred income related to commitment and facility fees.

Operating Expenses

Operating expenses totaled approximately $18.4 million and $9.1 million during 2006 and 2005, respectively. Operating expenses for 2006 and 2005 included interest expense, loan fees and unused commitment fees under our Bridge Loan Credit Facility and the Credit Facility of approximately $6.6 million and $2.9 million, respectively. The increase in interest expense was due to a higher average debt balance of $70.7 million in 2006, as compared to $20.3 million in 2005. Employee compensation and benefits were approximately $5.8 million and $3.7 million during 2006 and 2005, respectively. The increase in employee compensation and benefits is due to an increased number of employees from 19 to 26, and bonuses of approximately $2.2 million accrued in 2006. General and administrative expenses increased to $5.4 million in 2006 from $2.3 million in 2005 primarily due to increased Board of Directors costs, legal expenses, professional service costs related to our status as a public company and the creation of our SBIC subsidiaries, as well as increased expenses associated with operating a business development company. In addition, we incurred approximately $618,000 of stock-based compensation expense in 2006 as compared to $252,000 in 2005. The increase in stock-based compensation expense was due to the additional stock option grants made in 2006.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2006 totaled $11.1 million as compared with a net investment income before income tax expense in 2005 of approximately $1.5 million. This change is made up of the items described above.

Net Investment Gains

In 2006, we generated realized gains totaling approximately $3.3 million from the sale of common stock of one communications and networking company, one internet consumer and business services company and two biopharmaceutical companies. We recognized realized losses in 2006 of approximately $4.9 million on the disposition of loans to two portfolio companies. We recognized a realized gain of approximately $482,000 during the year ended December 31, 2005 from the sale of common stock of one biopharmaceutical portfolio company. During 2006, we reversed approximately $162,000 of net unrealized appreciation to realized gains. For the year ended December 31, 2006, net unrealized investment appreciation totaled approximately $2.5 million. The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined in good faith by our Board of Directors, based on the recommendations of the Valuation Committee. For the year ended December 31, 2006, we recognized approximately $4.9 million of gross unrealized appreciation on 11 of our portfolio companies and approximately $1.6 million of gross unrealized depreciation on 41 of our portfolio companies. As of December 31, 2006, the net unrealized investment appreciation recognized by the company was reduced by approximately $377,000 for a warrant participation agreement with Citigroup. For a more detailed discussion, see “Borrowings” below.

Income Taxes

Through December 31, 2005 we were taxed under Subchapter C of the Code and recorded a tax expense of $255,000 for 2005. We elected to be treated as a RIC under Subchapter M of the Code with the filing of our 2006 federal income tax return, which election was effective as of January 1, 2006. Provided we continue to qualify as a RIC, our income generally will not be subject to federal income or excise tax to the extent we make the requisite distributions to stockholders. We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income for 2006. As such, no provision for Federal or state income taxes related to operations in 2006 was required. At December 31, 2005, the Company had a deferred tax asset of approximately $1,454,000, which was adjusted through operations during the first quarter of 2006. Upon the determination that Hercules would qualify as a regulated investment company, any remaining deferred tax asset was reversed. The Company elected to recognize all of its net built-in gains at the time of the conversion to a RIC and paid tax on the built-in gain with the filing of its 2005 tax return. In making this election, the portfolio was marked to market at the time of the RIC election and the Company paid approximately $294,000 in Federal and State tax on the resulting taxable gain. In addition, upon completion of the 2005 tax returns, we recorded an additional tax benefit of approximately $345,000. To qualify as a RIC we were required by December 31, 2006 to distribute our earnings and profits while we were taxable as a C corporation. During 2006, we distributed $1.20 per share to our shareholders of which approximately $0.09 was deemed to be a distribution of these accumulated earnings and profits, $0.97 was deemed to be a distribution of 2006 income and $0.14 was a return of capital. The distribution of our income and our accumulated earnings and profits is considered ordinary income to our shareholders in 2006.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2006 net income totaled approximately $11.4 million, compared to net income of approximately $2.1 million for the period ended December 31, 2005. These changes are made up of the items previously described.

Basic net income per share was $0.85 and fully diluted net income per share was $0.84 per share for the year ended December 31, 2006, compared to basic and diluted net income per share of $0.30 per share for the period ended December 31, 2005. The net income per share for 2006 was affected by an increase in the weighted average shares outstanding of approximately 6.4 million shares and 6.5 million shares on a basic and diluted basis, respectively, as compared to 2005.

Financial Condition, Liquidity and Capital Resources

At December 31, 2007, we had approximately $7.9 million in cash and cash equivalents and available borrowing capacity of approximately $170.8 million under our Credit Facility and approximately $72.1 million available under the SBA program, subject to existing terms and advance rates. We primarily invest cash on hand in interest bearing deposit accounts.

For the year ended December 31, 2007, net cash used in operating activities totaled approximately $201.1 million as compared to $91.3 million in 2006. This increase was due primarily due to $368.1 million used for investments in our portfolio companies offset by proceeds of $128.7 million in principal repayments, as compared to $87.5 million in principal repayments offset by $196.0 million used for investments in 2006. Cash used in investing activities for the year ended December 31, 2007 totaled approximately $34,000 and was used for the purchase of capital equipment offset by a reduction in other long-term assets. Net cash provided by financing activities totaled $192.5 million for the year ended December 31, 2007. In 2007, we received approximately $131.4 million in net proceeds from the sale of common stock, and made cash dividend payments of $30.0 million. During the year ended December 31, 2007, we borrowed a net $38.2 million under our Credit Facility and borrowed $55.1 million of SBA debentures.

As of December 31, 2007, net assets totaled $400.7 million, with a net asset value per share of $12.31. We intend to generate additional cash primarily from equity capital, future borrowings as well as cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. After we have used our current capital resources, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. Our asset coverage as of December 31, 2007 was approximately 675%.

We anticipate that we will continue to fund our investment activities through a combination of debt and additional equity capital over the next year. As of December 31, 2007, we had $79.2 million outstanding under the Credit Facility and approximately $55.1 million under the SBA program. Through March 30, 2007, advances under the Credit Facility carried interest at one-month LIBOR plus 165 basis points. On March 30, 2007, the interest on all borrowings was reduced to LIBOR plus a spread of 1.20%. On May 2, 2007, we amended the Credit Facility to extend the expiration date to May 1, 2008, increased the borrowing capacity under the facility to $250 million, and included Deutsche Bank Securities Inc. as a participant along with Citigroup Markets Realty Corp. The credit facility is a one year facility and is renewable on May 1, 2008 with an interest rate of LIBOR plus a spread of 1.20%. We intend to initiate renewal negotiations on the Credit Facility in the first quarter of 2008. We paid a structuring fee of $375,000 which will be expensed ratably through maturity. As of December 31, 2007, there were $242.8 million of loans in the collateral pool and, based on eligible loans in the pool and existing advance rates, we have access to approximately $131.3 million of borrowing capacity available under our $250.0 million securitized credit facility. In addition, Citigroup has an equity participation right of 10% of the realized gains on warrants collateralized under the Credit Facility. However, no additional warrants are included in collateral subsequent to the facility amendment on May 2, 2007. See Note 3 to the consolidated financial statements for discussion of the participation right. We anticipate that portfolio fundings entered into in succeeding periods will allow us to utilize the full borrowing capacity of the Credit Facility.

At December 31, 2007 and December 31, 2006, we had the following borrowing capacity and outstandings:

	December 31, 2007		December 31, 2006
($ in thousands)	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Credit Facility	$250,000	$79,200	$150,000	$41,000
SBA Debenture	127,200	55,050	—	—

Total	$377,200	$134,250	$150,000	$41,000

On September 27, 2006, HT II received a license to operate as a Small Business Investment Company under the SBIC program and is able to borrow funds from the SBA against eligible previously approved investments and additional contributions to regulatory capital. On July 31, 2007, we received approval from the SBA to increase our leverage by approximately $77.0 million to a total of $127.2 million, subject to certain regulatory requirements. At December 31, 2007, we had a net investment of $63.6 million in HT II, and there are investments in 30 companies with a fair value of approximately $124.6 million. The Company is the sole limited partner of HT II and HTM is the general partner. HTM is a wholly-owned subsidiary of the Company.

Current Market Conditions

The debt and equity capital markets in the United States have been impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. We and other commercial finance companies have previously utilized the securitization market to finance some investment activities. Due to the current dislocation of the securitization market, which we believe may continue for an extended period of time, we and other companies in the commercial finance sector may have to access alternative debt markets in order to grow. The debt capital that will be available may be at a higher cost, and terms and conditions may be less favorable which could negatively effect our financial performance and results.

Off Balance Sheet Arrangements

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies is not reflected on our balance sheet. Our unfunded commitments may be significant from time to time. As of December 31, 2007, we had unfunded commitments of approximately $130.6 million. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of December 31, 2007:

	Payments due by period (in thousands)
Contractual Obligations(1)	Total	Less than 1 year(2)(3)	1-3 years	3-5 years	After 5 years
Borrowings(4)	$134,250	$79,200	$—	$—	$55,050
Operating Lease Obligations	3,425	843	1,430	1,152	—

Total	$137,675	$80,043	$1,430	$1,152	$55,050

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	Borrowings under our Credit Facility are listed based on the contractual maturity of the facility. Actual repayments could differ significantly due to prepayments by our existing portfolio companies, modifications of our current agreements with our existing portfolio companies and modification of the credit facility. See “Borrowings.”
(3)	We also have a warrant participation with Citigroup. See “Borrowings.”
(4)	Includes borrowings under the Credit Facility and the SBA debentures.

Borrowings

We, through Hercules Funding Trust I, an affiliated statutory trust, executed a securitized credit facility (the “Credit Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”). On December 6, 2006, we amended the Credit Facility with an agreement that increased the borrowing capacity under the facility to $150.0 million. On March 30, 2007, this increase was extended to July 31, 2007, and the interest on all borrowings was reduced to LIBOR plus a spread of 1.20%. On May 2, 2007, we amended the Credit Facility to extend the expiration date to May 1, 2008, increased the borrowing capacity under the facility to $250 million and included Deutsche Bank Securities Inc. as a participant in the Credit Facility along with Citigroup. The credit facility is a one year facility and is renewable on May 1, 2008 with an interest rate of LIBOR plus a spread of 1.20%. We intend to initiate renewal negotiations on the Credit Facility in the first quarter of 2008. We paid a structuring fee of $375,000 which will be expensed ratably through maturity. At December 31, 2007, we had $79.2 million outstanding under the Credit Facility.

The Credit Facility is collateralized by loans from our portfolio companies, and includes an advance rate of approximately 55% of eligible loans. The Credit Facility contains covenants that, among other things, require us to maintain a minimum net worth and to restrict the loans securing the Credit Facility to certain dollar amounts, to concentrations in certain geographic regions and industries, to certain loan grade classifications, to certain security interests, and to certain interest payment terms. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Credit Facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants are included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The Obligations under the warrant participation agreement continue even after the Credit Facility is terminated until the Maximum Participation Limit has been reached. During the year ended December 31, 2007, we recorded an additional liability and reduced the unrealized gains by approximately $609,000 to account for Citigroup’s participation in unrealized gains in the warrant portfolio. The value of their participation right on unrealized gains in the related equity investments since inception of the agreement was approximately $690,000 at December 31, 2007 and is included in accrued liabilities and reduces the unrealized gain we recognized at December 31, 2007. We have paid Citigroup approximately $399,000 during the year ended December 31, 2007 and $680,000 since inception of the agreement under the warrant participation agreement thereby reducing our realized gains by that amount.

At December 31, 2007, we, through our SPE, had transferred pools of loans and warrants with a fair value of approximately $242.8 million to Hercules Funding Trust I and had drawn approximately $79.2 million under the Credit Facility. Transfers of loans have not met the requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining as investments and the related liability recorded in borrowings. The average debt outstanding under the Credit Facility for the year ended December 31, 2007 was approximately $52.1 million and the average interest rate was approximately 6.56%.

In January 2005, we formed HT II and HTM. HT II is licensed as a SBIC. HT II borrows funds from the SBA against eligible investments and additional deposits to regulatory capital. Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its Regulatory Capital. As of December 31, 2007, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $127.2 million, subject to periodic adjustments by the SBA. With $63.6 million of Regulatory Capital as of December 31, 2007, HT II has the current capacity to issue up to a total of $127.2 million of SBA guaranteed debentures. Currently, HT II has paid commitment fees of approximately $1.3 million and has a commitment from the SBA to issue a total of $127.2 million of SBA guaranteed debentures, of which approximately $55.1 million are outstanding as of December 31, 2007. There is no assurance that HT II will draw up to the maximum limit available under the SBIC program.

As of December 31, 2007, assets held by HT II represented approximately 23% of the total assets of the Company.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, SBICs must devote 20% of their investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

Through our wholly-owned subsidiary HT II, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments. HT II is periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations. As of December 31, 2007, HT II could draw up to $127.2 million of leverage from the SBA. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in six month periods. The rate for the $12.0 million of borrowings originated from March 13, 2007 to September 10, 2007 was set by the SBA as announced on September 26, 2007 at 5.528%. The rate for borrowings made after September 10, 2007 through March 13, 2008 are based on LIBOR plus a spread of 0.30% until the next interest rate set by the SBA occurs at its semi-annual meeting. In addition, the SBA charges an annual fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The 2007 annual fee is set at 0.906%. Interest payments are payable semi-annually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed.

We plan to aggregate pools of funded loans using the Credit Facility or other conduits that we may seek until a sufficiently large pool of funded loans is created which can then be securitized at a later date. We expect that any loans included in a securitization facility may be securitized on a non-recourse basis with respect to the credit losses on the loans. There can be no assurance that we will be able to complete this securitization strategy, or that it will be successful. See “Business—Capital Structure.”

Dividends

The following table summarizes our dividends declared and paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.025
December 9, 2005	January 6, 2006	January 27, 2006	0.300
April 3, 2006	April 10, 2006	May 5, 2006	0.300
July 19, 2006	July 31, 2006	August 28, 2006	0.300
October 16, 2006	November 6, 2006	December 1, 2006	0.300
February 7, 2007	February 19, 2007	March 19, 2007	0.300
May 3, 2007	May 16, 2007	June 18, 2007	0.300
August 2, 2007	August 16, 2007	September 17, 2007	0.300
November 1, 2007	November 16, 2007	December 17, 2007	0.300
February 7, 2008	February 15, 2008	March 17, 2008	0.300

			$2.725

During 2007, we distributed $1.20 per share to our shareholders of which 100% was deemed to be a distribution of income and is considered ordinary income to our shareholders in 2007.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We are subject to a nondeductible federal excise tax if we do not distribute at least 98% of our capital gain net income for each one year period ending on October 31. At December 31, 2007 we recorded a provision for excise tax of approximately $139,000 on income and capital gains of approximately $4.3 million to be distributed in 2008. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines.

The table below shows the detail of our distributions for the years ended December 31, 2007 and 2006:

	December 31, 2007		December 31, 2006
Ordinary income	$1.20	100.0%	$0.97	80.8%
Accumulated earnings and profits	—	—	0.09	7.5%
Return of capital	—	—	0.14	11.7%

Total	$1.20	100.0%	1.20	100.0%

On February 7, 2008, the Board of Directors declared a dividend of $0.30 per share to shareholders of record as of February 15, 2008 and payable on March 17, 2008.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments. The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

As a business development company, we invest primarily in illiquid securities, including debt and equity-related securities of private companies. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

At December 31, 2007, approximately 98% of our total assets represented investments in portfolio companies of which greater than 99% are valued at fair value by the Board of Directors. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our board pursuant to a valuation policy and a consistent valuation process. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value.

As a business development company, we invest primarily in illiquid securities including debt and equity-related securities of private companies. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity securities, each investment is valued using industry valuation benchmarks, and, where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment, and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. We may consider, but are not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks in our evaluation of the fair value of our investment. Securities that are traded in the over-the-counter market or on a stock exchange will be valued at the prevailing bid price on the valuation date.

Income Recognition. Interest income is recorded on the accrual basis and is recognized as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount, (“OID”), initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. There were no loans on non-accrual status as of December 31, 2007, and as of December 31, 2006, we had one loan on non-accrual status with a fair value of approximately $3.8 million.

Paid-In-Kind and End of Term Income. Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the year ended December 31, 2007, approximately $381,000 in PIK income was recorded. There was no PIK income recorded in prior periods.

Fee Income. Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

Stock-Based Compensation. We have issued and may, from time to time, issue additional stock options to employees under our 2004 Equity Incentive Plan. We follow Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payments (“FAS 123R”), to account for stock options granted. Under FAS 123R, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized.

Federal Income Taxes. We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We will be subject to a non-deductible federal excise tax if we do not distribute at least 98% of our taxable ordinary income for each calendar year, 98% of our capital gain net income for each 1 year period ending on October 31, and 100% of any previously undistributed taxable ordinary income and capital gain net income. At December 31, 2007 we recorded a liability for excise tax of approximately $139,000 on income and capital gains of approximately $4.3 million to be distributed in 2008.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We adopted the provisions of FIN 48 on January 1, 2007. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Company is evaluating the impact of FAS 157 on its financial position and results of operations but does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements. However, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“FAS 159”). Among other requirements, FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. FAS 159 is effective for the first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact of FAS 159 on its financial position and results of operations.

Recent Developments

Two of the Company’s portfolio companies were acquired during the first quarter of 2008. Compete, Inc., a provider of online consumer market research, announced in March 2008 that it would be acquired by Taylor Nelson Sofres for an initial payment of $75 million and up to $75 million in possible earn-out payments until 2010. Hercules provided $4 million in financing to Compete in March 2006. In addition, Ageia Technologies, Inc., a semiconductor company that pioneered hardware-accelerated physics for games, was acquired by Nvidia in February 2008. The terms of the deal were not disclosed. Hercules provided $8.6 million in debt and equity financing to Ageia in August 2005. Primarily as a result of the exit events of Compete, Inc. and Ageia Technologies Inc., as well as the IPO of Rubicon Technology during the fourth quarter of 2007, the Company expects to realize net gains of $2.9 to $3.0 million from its warrant portfolio in the first quarter of 2008.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. As of December 31, 2007, approximately 50% of our portfolio loans were at fixed rates and 50% of our loans were at variable rates. Over time additional investments may be at variable rates. We may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. Interest rates on our borrowings are based primarily on LIBOR. Borrowings under our SBA program are fixed at the ten-year treasury every March and September for borrowings of the preceding six months. At December 31, 2007, the borrowing rate under the Credit Facility was LIBOR plus a spread of 1.20% and the borrowing rate under the SBA facility for approximately $12.0 million of fixed rate borrowings was approximately 5.5% and $43.1 million of borrowings were based on a rate of LIBOR plus a spread of 0.30%. In addition, the SBA charges an annual fee of 0.906%.

BUSINESS

We are a specialty finance company that provides debt and equity growth capital to technology-related and life-science companies at all stages of development from seed and emerging growth to expansion and established stages of development, including select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution as well as lower middle market companies. We source our investments through our principal office located in Silicon Valley, as well as our additional offices in the Boston, Boulder, Chicago, Columbus, and San Diego areas.

Our goal is to be the leading structured mezzanine capital provider of choice for venture capital and private equity-backed technology-related and life science companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of companies active in the technology and life science industries and to offer a full suite of growth capital products at all levels of the capital structure. We invest primarily in structured mezzanine debt and, to a lesser extent, in senior debt and equity investments. We use the term “structured mezzanine debt investment” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured mezzanine debt investments will typically be secured by some or all of the assets of the portfolio company.

We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life sciences. Within the life sciences sub-sector, we focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured mezzanine debt and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. To date, our emphasis has been on private companies following or in connection with their first institutional round of equity financing, which we refer to as emerging-growth companies, private companies in later rounds of financing, which we refer to as expansion-stage companies and in private companies in one of their final rounds of equity financing prior to a liquidity event or select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution, which we refer to as established-stage companies.

Corporate History and Offices

We are a Maryland Corporation formed in December 2003 that began investment operations in September 2004. We are an internally managed, non-diversified, closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 Act. As a business development company, we are required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the SBA, and any preferred stock we may issue in the future, of at least 200%. See “Business—Regulation as a Business Development Company.”

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Code. We have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Code. In order to continue to qualify as a RIC for federal income tax purposes, we must meet certain requirements, including certain minimum distribution requirements. See “Business—Certain United States Federal Income Tax Considerations.”

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 and our telephone number is (650) 289-3060. We also have additional offices in the Boston, Boulder, Chicago, Columbus, and San Diego areas. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this Annual Report, and you should not consider that information as part of this Annual Report. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission (“SEC”). These reports are also available on the SEC’s website at www.sec.gov.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on structured mezzanine investments in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies;

•	Structured mezzanine debt products are less dilutive and complement equity financing from venture capital and private equity funds; and

•	Valuations currently assigned to technology-related companies in private financing rounds, while increasing in recent years, still provide a good opportunity for attractive capital returns.

Technology-Related Companies Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, in part because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending that has resulted in tightened credit standards in recent years. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine debt marketplace for emerging-growth and expansion-stage companies, instead preferring the risk-reward profile of senior debt. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing to emerging-growth and expansion-stage companies is a function of the level of annual venture equity investment activity. In 2007, venture capital-backed companies received, in approximately 2,648 transactions, equity financing in an aggregate amount of approximately $29.9 billion, representing an 8% increase over the preceding year, as reported by Dow Jones VentureOne. In addition, overall, the median round size in 2007 was $7.6 million, up from $7.0 million in 2006, and the highest annual median since 2000. For the third year in a row, equity investors are focusing more than a third of their investment activity on early-stage financings. Overall, seed- and first-round deals made up 38% of the deal flow in 2007, and later-stage deals made up roughly 50% of all capital invested. As a result, we believe a range of $23 billion to $28 billion in annual equity investments to venture-backed companies will be sustainable in future years.

We believe that demand for structured debt financing is currently under served, in part because historically the largest debt capital providers to technology-related companies exited the market during 2001. In addition, lending requirements of traditional lenders have recently become more stringent due to the credit and liquidity crisis that impacted certain financial institutions beginning in the summer of 2007 related to the sub-prime market, real estate market and consumer debt market, which we do not have exposure to as a financial lender. We therefore believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Mezzanine Debt Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured mezzanine debt products provide access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe emerging-growth and expansion-stage companies target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have recently been more mature prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Lower Valuations for Private Technology-Related Companies. During the downturn in technology industries that began in 2000, the markets saw sharp and broad declines in valuations of venture capital and private equity-backed technology-related companies. According to Dow Jones VentureOne, median pre-money valuations for venture capital-backed companies in 2000 was $25.0 million declining to a low of $10.0 million in 2003. As of December 31, 2007 median pre-money valuations for venture capital-backed companies in 2007 was $16.0 million compared to $18.5 million in 2006. This decrease was attributed to lower valuations in certain areas such as medical software, information services, software and consumer products offset by increases in other industry segments such as health care services, retail, electronics and computers. We believe the valuations currently assigned to venture capital and private equity-backed technology-related companies in private financing rounds are still reasonably valued and should allow us to continue to build a portfolio of equity-related securities at attractive valuation levels.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured mezzanine investments in over 200 technology-related companies, representing over $2.0 billion in investments, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities in industries in which our investment professionals have investment experience. We believe that our focus on financing high growth venture capital-backed technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

In addition, historically our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, we expect, in some cases, to receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured mezzanine debt.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of December 31, 2007, our proprietary SQL-based database system included over 14,500 technology-related companies and over 3,800 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Our Investments and Operations

We invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured mezzanine debt.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to amortize their debt for at least six to 15 months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt.

We expect that our investments will generally range from $1.0 million to $30.0 million. Our debt investments generally have an average initial principal balance of between $1.0 million and $15.0 million and have maturities of two to seven years, with an expected average term of three years. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include an interest-only period of 3 to 18 months for emerging growth and expansion-stage companies and longer for established-stage companies, and our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates typically ranging from Prime rate to 14.0%. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees, success fees, payment-in-kind (“PIK”) provisions or prepayment fees, which we may be required to include in income prior to receipt. We also generate revenue in the form of commitment and facility fees.

In addition, the majority of our venture capital-backed companies structured mezzanine debt investments generally have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of seven years or three years after an initial public offering. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions and put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our debt and equity investments take one of the following forms:

•

Structured Mezzanine Debt. We seek to invest a majority of our assets in structured mezzanine debt of prospective portfolio companies. Traditional “mezzanine” debt is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our structured mezzanine investments may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we review a negative pledge on intellectual property. Our structured mezzanine debt investments typically have maturities of between two and seven years, with full amortization for emerging-growth or expansion-stage companies and longer deferred amortization for select established-stage companies. Our structured mezzanine debt investments generally carry a contractual interest rate between Prime rate and 14% and may include an additional end-of-term payment, are in an amount between $3.0 million and $25.0 million with an average initial principal balance of between $3.0 million and $15.0 million (although this investment size may vary proportionately as the size of our capital base changes) and have an average term of three years. In some cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property. We may structure our mezzanine debt investments with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•

Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. Our senior debt investments carry a contractual interest rate between Prime rate and 12%, are in an amount between $1.0 million and $7.0 million with an average initial principal balance of $3.0 million, and have an average term of under three years. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from the Prime rate to 12%, generally maturing in one to two years, and will be secured by accounts receivable and/or inventory. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit at fixed rates or variable rates based on the Prime rate or LIBOR plus a spread, generally maturing in one or two years, and will be secured by accounts receivable and / or inventory.

•

Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in the assets financed. These loans are generally for amounts up to $3.0 million, carry a contractual interest rate between Prime and Prime plus 400 basis points, and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with the next equity financing round for that company. We may also on certain debt investments have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand alone direct equity investments into portfolio companies in which we may not have any debt investment in the company.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Senior Debt	Structured Mezzanine Debt	Equipment Loans	Equity Securities

Typical Structure	Term or revolving debt	Term debt with warrants	Term debt with warrants	Preferred stock or common stock

Investment Horizon	Usually under 3 years	Long term, ranging from 2 to 7 years, with an average of 3 years	Ranging from 3 to 4 years	Long term

Ranking/Security	Senior/First lien	Senior or junior lien	Secured by underlying equipment	None/unsecured

Covenants	Generally borrowing base and financial	Less restrictive; Mostly financial; Maintenance-based	None	None

Risk Tolerance	Low	Medium/High	High	High

Coupon/Dividend	Cash pay—floating or fixed rate	Cash pay—fixed and floating rate; Payment-in- kind in limited cases	Cash pay-floating or fixed rate and may include Payment-in-kind	Generally none

Customization or Flexibility	Little to none	More flexible	Little to none	Flexible

Equity Dilution	None to low	Low	Low	High

Investment Criteria

We have identified several criteria that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital and private equity-backed technology-related companies, we seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate to have commitments for their first institutional round of equity financing. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards its ability to commence revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having sufficient access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that it has cash on its balance sheet, or is in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of 6 to 15 months.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment. We evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants; cross-default and material adverse change provisions, require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. Our investment origination team, which consists of 21 investment professionals, is headed by our Senior Managing Directors of Technology and Life Science, and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into technology and life-sciences sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-

investment performance. As of December 31, 2007, our proprietary SQL-based database system included over 14,500 technology-related companies and over 3,800 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, evaluation of select management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals which we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who possesses specific industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our Chief Legal Officer. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews with select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The unanimous approval of our investment committee is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Legal Officer and our Chief Financial Officer. The investment committee generally meets weekly and more frequently on an as-needed basis. Our investment committee process is generally the same at our wholly-owned subsidiary Hercules Technology II, L.P. (“HT II”) except that our two Senior Managing Directors are also members of the committee. The senior Managing Directors abstain from voting with respect to investments they originate.

Documentation

Our documentation group, headed by our Chief Legal Officer, administers the front-end documentation process for our loans. This group is responsible for documenting the term sheet approved by the investment committee to memorialize the transaction with a portfolio company. This group negotiates loan documentation and, subject to the approval of the Chief Legal Officer and/or the Associate General Counsel, final documents are prepared for execution by all parties. The documentation group generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, headed by our Chief Financial Officer, administers loans and tracks covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management and advises the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the investment committee and the Valuation Committee of the board, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our loan and compliance administration group uses an investment grading system to characterize and monitor our outstanding loans. Our loan and compliance administration group monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Valuation Committee and our Board of Directors for approval.

From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We will incur losses from our investing activities, however we work with our troubled portfolio companies in order to recover as much of our investments as is practicable.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.	The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a level 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2.

Grade 4.	The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.	The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

At December 31, 2007, our investments had a weighted average investment grading of 2.20.

Managerial Assistance

As a business development company, we offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Asset Management

We may engage in the asset management business by providing investment advisory services to funds that may be formed in the future. Such funds may focus on our lower yielding assets, such as senior debt, equipment based only financing or equity only funding. We may contribute assets currently in our portfolio to the extent that our management and Board of Directors deems it appropriate. We may, from time to time, serve as the investment manager of such funds and may receive management and other fees for such services. Such funds may have overlapping investment objectives and may invest in asset classes similar to those targeted by us.

Competition

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital and private equity backed technology-related companies. We believe that our specialization in financing technology-related companies will enable us to assess the value of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

Legal Proceedings

As December 31, 2007, we were not a party to any legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Corporate Structure

We are a Maryland corporation and an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. Hercules Technology II, L.P. (“HT II”), our wholly-owned subsidiary, is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company. Hercules Technology SBIC Management, LLC (“HTM”), another wholly-owned subsidiary, functions as the general partner of our subsidiary HT II. Hercules Funding I LLC, our wholly owned subsidiary, and Hercules Funding Trust I function as vehicles to collateralize loans under our securitized credit facility with Citigroup Global Markets Realty Corp. In December 2006, we established Hydra Management LLC and Hydra Management Co., Inc. an investment manager and an investment management company, respectively. In April 2008, we established Hercules Technology Management Co., Inc., an investment manager.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. We also have offices in: Boston, Massachusetts; Boulder, Colorado; Chicago, Illinois; Columbus, Ohio; and San Diego, California.

Employees

As of April 15, 2008, we had 38 employees, including 24 investment and portfolio management professionals all of whom have extensive prior experience working on financing transactions for technology-related companies. We intend to expand our management team, financial analyst group and operational personnel to support our growing portfolio of companies. We may also hire additional managing directors if our business indicates the need to expand the team to take advantage of growing market opportunities.

PORTFOLIO COMPANIES

The following tables set forth certain information as of December 31, 2007 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies.

Portfolio Company	Industry	Type of Investment(1)(6)	Percentage of Class Held on a Fully Diluted Basis	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc. (0.94%)*(4)	Drug Discovery	Senior Debt
24 Emily Street Cambridge, MA 02139		Matures June 2009 Interest rate 10.25%		$3,184	$3,184
		Preferred Stock Warrants	1.67%	69	472
		Preferred Stock Warrants	0.65%	35	109
Acceleron Pharmaceuticals, Inc. (0.45%)		Preferred Series A Stock	1.71%	1,243	1,805

Total Acceleron Pharmaceuticals, Inc.				4,531	5,569
Aveo Pharmaceuticals, Inc. (3.06%)(4)	Drug Discovery	Senior Debt
75 Sidney Street 4th Floor Cambridge, MA 02139		Matures September 2009 Interest rate 10.75%		11,984	11,984
		Preferred Stock Warrants	10.18%	144	204
		Preferred Stock Warrants	3.39%	46	74

Total Aveo Pharmaceuticals, Inc.				12,174	12,262
Elixir Pharmaceuticals, Inc. (3.58%)(4)	Drug Discovery	Senior Debt
One Kendall Square Building 1000, 5th Floor		Matures June 2010 Interest rate Prime + 2.45%		13,836	13,836
Cambridge, MA 02139		Preferred Stock Warrants	1.47%	217	510

Total Elixir Pharmaceuticals, Inc.				14,053	14,347
EpiCept Corporation (1.77%)(4)	Drug Discovery	Senior Debt
777 Old Saw Mill River Road Tarrytown, NY 10591		Matures August 2009 Interest rate 11.70%		6,878	6,878
		Common Stock Warrants	0.69%	423	215

Total EpiCept Corporation				7,301	7,092
Horizon Therapeutics, Inc. (0.30%)(4)	Drug Discovery	Senior Debt
533 Bryant Street Palo Alto, CA 94301		Matures April 2011 Interest rate 8.75%		1,022	1,022
		Preferred Stock Warrants	1.56%	179	179

Total Horizon Therapeutics, Inc.				1,201	1,201
Inotek Pharmaceuticals Corp. (0.37%)	Drug Discovery	Preferred Stock	6.17%	1,500	1,500
100 Cummings Drive Beverly, MA 01915

Total Inotek Pharmaceuticals Corp.				1,500	1,500
Memory Pharmaceticals Corp. (3.48%)(4)	Drug Discovery	Senior Debt
100 Phillips Parkway Montvale, NJ 07645		Matures February 2011 Interest rate 11.45%		13,608	13,608
		Common Stock Warrants	0.83%	1,751	341

Total Memory Pharmaceticals Corp.				15,359	13,949
Merrimack Pharmaceuticals, Inc. (0.37%)(4)	Drug Discovery	Convertible Senior Debt
101 Binney Street Cambridge, MA 02142		Matures October 2008 Interest rate 11.15%		994	994
		Preferred Stock Warrants	3.60%	155	502
Merrimack Pharmaceuticals, Inc. (0.70%)		Preferred Series E Stock	3.65%	2,000	2,787

Total Merrimack Pharmaceuticals, Inc.				3,149	4,283
Neosil, Inc. (1.53%)	Drug Discovery	Senior Debt
5980 Horton St. Suite 525 Emeryville, CA 94608		Matures May 2010 Interest rate 10.75%		5,936	5,936
		Preferred Stock Warrants	1.53%	83	178

Total Neosil, Inc.				6,018	6,113

Portfolio Company	Industry	Type of Investment(1)(6)	Percentage of Class Held on a Fully Diluted Basis	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc. (0.64%)(4)	Drug Discovery	Senior Debt
75 Kneeland Street Boston, MA 02111		Matures June 2008 Interest rate 11.10%		2,568	2,568
		Preferred Stock Warrants	18.53%	137	0
Paratek Pharmaceuticals, Inc. (0.14%)		Preferred Stock	2.44%	550	550

Total Paratek Pharmaceuticals, Inc.				3,255	3,118
Portola Pharmaceuticals, Inc. (3.80%)(4)	Drug Discovery	Senior Debt
75 Kneeland Street Boston, MA 02111		Matures September 2010 Interest rate Prime + 1.75%		14,894	14,894
		Preferred Stock Warrants	1.43%	152	351

Total Portola Pharmaceuticals, Inc.				15,046	15,245
Sirtris Pharmaceuticals, Inc. (2.46%)(4)	Drug Discovery	Senior Debt
790 Memorial Drive Cambridge, MA 02139		Matures April 2011 Interest rate 10.60%		9,022	9,022
		Common Stock Warrants	2.22%	89	818
Sirtris Pharmaceuticals, Inc. (0.19%)		Common Stock	1.30%	500	776

Total Sirtris Pharmaceuticals, Inc.				9,610	10,616

Total Drug Discovery (23.78%)				93,198	95,294

E-band Communications, Inc. (0.50%) (6)	Communications & Networking	Preferred Stock	20.00%	2,000	2,000
9745 Businesspark Ave. San Diego, CA 92131

Total E-Band Communications, Inc.				2,000	2,000
IKANO Communications, Inc. (5.09%) (4)	Communications & Networking	Senior Debt
265 East 100 South, Ste 245 Salt Lake City, UT 84111		Matures March 2011 Interest rate 11.00%		19,983	19,983
		Preferred Stock Warrants	0.04%	45	163
		Preferred Stock Warrants	0.07%	72	256

Total IKANO Communications, Inc.				20,101	20,402
Ping Identity Corporation (0.40%)(4)	Communications & Networking	Senior Debt
1099 18th Street Suite 2950 Denver, CO 80202		Matures June 2009 Interest rate 11.50%		1,608	1,608
		Preferred Stock Warrants	3.35%	52	10

Total Ping Identity Corporation				1,660	1,619
Purcell Systems, Inc. (2.33%)	Communications & Networking	Senior Debt
16125 East Euclid Ave. Spokane, WA 99216		Matures June 2009 Interest rate Prime + 3.50%		3,126	3,126
		Revolving Line of Credit
		Matures June 2008 Interest rate Prime + 2.00%		6,000	6,000
		Preferred Stock Warrants	2.59%	123	198

Total Purcell Systems, Inc.				9,248	9,324
Rivulet Communications, Inc. (0.83%)(4)	Communications & Networking	Senior Debt
75 Rochester Avenue Portsmouth, NH 03801		Matures September 2009 Interest rate 10.60%		3,272	3,272
		Preferred Stock Warrants	2.59%	51	64
Rivulet Communications, Inc. (0.06%)		Preferred Series A Stock	2.31%	250	250

Total Rivulet Communications, Inc.				3,572	3,585
Seven Networks, Inc. (2.89%) (4)	Communications & Networking	Senior Debt
901 Marshall St. Redwood City, CA 94063		Matures April 2010 Interest rate Prime + 3.75%		9,291	9,291
		Revolving Line of Credit
		Matures April 2008 Interest rate Prime + 3.00%		2,000	2,000
		Preferred Stock Warrants	6.04%	174	296

Total Seven Networks, Inc.				11,465	11,587
Simpler Networks Corp. (1.01%)(4)	Communications & Networking	Senior Debt
90 Washington Valley Road Bedminster, NJ 07921		Matures July 2009 Interest rate 11.75%		4,046	4,046
		Preferred Stock Warrants	5.90%	160	0
Simpler Networks Corp. (0.00%)		Preferred Series C Stock	1.96%	500	0

Total Simpler Networks Corp.				4,706	4,046

Portfolio Company	Industry	Type of Investment(1)(6)	Percentage of Class Held on a Fully Diluted Basis	Cost(2)	Value(3)
Stoke, Inc. (0.57%)	Communications & Networking	Senior Debt
5403 Betsy Ross Dr. Santa Clara, CA 94043		Matures August 2010 Interest rate 10.55%		2,204	2,204
		Preferred Stock Warrants	1.87%	53	79

Total Stoke, Inc.				2,257	2,283
Tectura Corporation (5.26%) (4)	Communications & Networking	Senior Debt
333 Twin Dolphin Drive, Suite 750 Redwood City, CA 94065		Matures March 2012 Interest rate LIBOR + 6.15%		9,007	9,007
		Revolving Line of Credit
		Matures March 2008 Interest rate LIBOR + 5.15%		12,000	12,000
		Preferred Stock Warrants	18.24%	51	82

Total Tectura Corporation				21,059	21,090
Teleflip, Inc. (0.25%)	Communications & Networking	Senior Debt
2425 Olympic Blvd. Suite 520 Santa Monica, CA 90404		Matures May 2010 Interest rate Prime + 2.75%		992	992
		Preferred Stock Warrants	2.51%	11	9

Total Teleflip, Inc.				1,002	1,001
Wireless Channels, Inc. (3.02%)	Communications & Networking	Senior Debt-Second Lien
7101 S. Fulton St. #200 Centenial, CO 80112		Matures April 2010 Interest rate 9.25%		1,719	1,719
		Senior Debt-Second Lien
		Matures April 2010 Interest rate Prime + 4.25%		10,118	10,118
		Preferred Stock Warrants	4.47%	155	241

Total Wireless Channels, Inc.				11,992	12,078
Zayo Bandwith, Inc. (6.24%) (4)	Communications & Networking	Senior Debt-Second Lien
950 Spruce St. Louisville, CO 80027		Matures April 2013 Interest rate Prime + 3.50%		25,000	25,000
				0	0

Total Zayo Bandwith, Inc.				25,000	25,000

Total Communications & Networking (28.45%)				114,062	114,014

Atrenta, Inc. (0.98%)(4)	Software	Senior Debt
2077 Gateway Place Suite 300 San Jose, CA 95110		Matures June 2009 Interest rate 11.50%		3,638	3,638
		Preferred Stock Warrants	5.40%	102	220
		Preferred Stock Warrants	1.77%	34	72
Atrenta, Inc. (0.06%)		Preferred Stock	1.56%	250	250

Total Atrenta, Inc.				4,024	4,181
Blurb, Inc. (0.63%)	Software	Senior Debt
580 California St Suite 300 San Francisco, CA 94104		Matures December 2009 Interest rate 9.55%		2,482	2,482
		Preferred Stock Warrants	0.62%	25	43

Total Blurb, Inc.				2,507	2,526
Bullhorn, Inc. (0.25%)(4)	Software	Senior Debt
33-41 Farnsworth, 5th Floor Boston, MA 02210		Matures March 2010 Interest rate Prime + 3.75%		959	959
		Preferred Stock Warrants	8.54%	43	41

Total Bullhorn, Inc.				1,002	1,000
Cittio, Inc. (0.25%)	Software	Senior Debt
80 Tehama St. San Francisco, CA 94105		Matures April 2010 Interest rate 11.00%		1,000	1,000

Total Cittio, Inc.				1,000	1,000
Compete, Inc. (0.63%)(4)	Software	Senior Debt
4 Copley Place Suite 700 Boston, MA		Matures March 2009 Interest rate Prime + 3.50%		2,384	2,384
		Preferred Stock Warrants	2.67%	62	136

Total Compete, Inc.				2,446	2,520

Portfolio Company	Industry	Type of Investment(1)(6)	Percentage of Class Held on a Fully Diluted Basis	Cost(2)	Value(3)
Forescout Technologies, Inc. (0.64%)(4)	Software	Senior Debt
10001 De Anza Blvd., Suite 220 Cupertino, CA 95014		Matures August 2009 Interest rate 11.15%		1,970	1,970
		Revolving Line of Credit
		Matures August 2007 Interest rate Prime + 1.49%		500	500
		Preferred Stock Warrants	3.06%	58	76

Total Forescout Technologies, Inc.				2,528	2,546
GameLogic, Inc. (0.74%)(4)	Software	Senior Debt
139 Main street 5th floor Boston, MA 02142		Matures December 2009 Interest rate Prime + 4.125%		2,887	2,887
		Preferred Stock Warrants	1.54%	92	91

Total GameLogic, Inc.				2,980	2,978
Gomez, Inc. (0.15%)(4)	Software	Senior Debt
610 Lincoln Street Waltham, MA 02451		Matures December 2007 Interest rate 12.25%		98	98
		Preferred Stock Warrants	4.35%	35	512

Total Gomez, Inc.				133	611
HighRoads, Inc. (0.01%)(4)	Software	Preferred Stock Warrants	3.18%	44	58
150 Presidential Way Woburn, MA 01801

Total HighRoads, Inc.				44	58
Intelliden, Inc. (0.60%)	Software	Senior Debt
90 South Cascade Avenue Colorado Springs, CO 80903		Matures February 2010 Interest rate 13.20%		2,349	2,349
		Preferred Stock Warrants	0.94%	18	60

Total Intelliden, Inc.				2,367	2,409
Oatsystems, Inc. (1.08%)(4)	Software	Senior Debt
265 Winter St. Waltham, MA 02451		Matures September 2009 Interest rate 11.00%		4,336	4,336
		Preferred Stock Warrants	5.45%	67	4

Total Oatsystems, Inc.				4,403	4,340
Proficiency, Inc. (0.38%) (4)(6)	Software	Senior Debt
880 Winter St. Suite 320 Waltham, MA 02415		Matures July 2008 Interest rate 12.00%		1,497	1,497
		Preferred Stock Warrants	9.27%	96	0
Proficiency, Inc. (0.19%)		Preferred Stock	25.91%	2,750	750

Total Proficiency, Inc.				4,344	2,247
PSS Systems, Inc. (0.89%) (4)	Software	Senior Debt
2471 East Bayshore Road, Suite 600 Palo Alto, CA 94303		Matures March 2010 Interest rate 10.74%		3,463	3,463
		Preferred Stock Warrants	1.48%	51	86

Total PSS Systems, Inc.				3,514	3,549
Savvion, Inc. (1.62%)(4)	Software	Senior Debt
5104 Old Ironsides Drive, Suite 205 Santa Clara, CA 95054		Matures March 2009 Interest rate Prime + 3.45%		1,268	1,268
		Revolving Line of Credit
		Matures March 2008 Interest rate Prime + 2.00%		3,000	3,000
		Revolving Line of Credit
		Matures March 2008 Interest rate Prime + 3.45%		1,985	1,985
		Preferred Stock Warrants	5.59%	52	244

Total Savvion, Inc.				6,305	6,496
Sportvision, Inc. (0.01%)	Software	Preferred Stock Warrants	1.89%	39	50
4619 N. Ravenswood Chicago, IL 60640

Total Sportvision, Inc.				39	50

Portfolio Company	Industry	Type of Investment(1)(6)	Percentage of Class Held on a Fully Diluted Basis	Cost(2)	Value(3)
Talisma Corp. (0.11%)(4)	Software	Preferred Stock Warrants	1.47%	49	449
10900 N.E. 4th Street, Suite 1510 Bellevue, WA 98004-5841

Total Talisma Corp.				49	449
WildTangent, Inc. (0.50%)(4)	Software	Senior Debt
18578 NE 67th Court, Building 5 Redmond, WA 98052		Matures March 2011 Interest rate 9.65%		1,766	1,766
		Preferred Stock Warrants	6.31%	238	238

Total WildTangent, Inc.				2,004	2,004

Total Software (9.72%)				39,688	38,963

Agami Systems, Inc. (1.30%)(4)	Electronics & Computer Hardware	Senior Debt
1269 Innsbruck Drive Sunnyvale, CA 94089		Matures August 2009 Interest rate 11.00%		5,056	5,056
		Preferred Stock Warrants	1.88%	86	137

Total Agami Systems, Inc.				5,141	5,193
Luminus Devices, Inc. (2.95%)(4)	Electronics & Computer Hardware	Senior Debt
175 New Boston Street Suite A Woburn, MA 01801		Matures August 2009 Interest rate 12.50%		11,318	11,318
		Preferred Stock Warrants	0.43%	183	113
		Preferred Stock Warrants	0.21%	84	61
		Preferred Stock Warrants	1.45%	334	334

Total Luminus Devices, Inc.				11,919	11,826
Maxvision Holding, LLC. (2.87%) (4)	Electronics & Computer Hardware	Senior Debt
495 Production Ave. Huntsville, AL 35758		Matures May 2012 Interest rate Prime + 5.50%		5,012	5,012
		Senior Debt
		Matures May 2012 Interest rate Prime + 2.25%		5,000	5,000
		Revolving Line of Credit
		Matures September 2012 Interest rate Prime +2.25%		1,472	1,472

Total Maxvision Holding, LLC				11,484	11,484
NetEffect, Inc. (0.61%)	Electronics & Computer Hardware	Senior Debt
9211 Waterford Centre Blvd. Ste 100 Austin, TX 78758		Matures May 2010 Interest rate 11.95%		2,396	2,396
		Preferred Stock Warrants	0.55%	44	50

Total NetEffect, Inc.				2,440	2,446
Shocking Technologies, Inc. (0.02%)	Electronics & Computer Hardware	Preferred Stock Warrants	2.74%	63	63
2161 Otoole Ave. San Jose, CA 95138

Total Shocking Technologies, Inc.				63	63
SiCortex, Inc. (2.52%)	Electronics & Computer Hardware	Senior Debt
Three Clock Tower Place, Suite 210 Maynard, MA 01754		Matures December 2010 Interest rate 10.95%		9,861	9,861
		Preferred Stock Warrants	4.15%	164	230

Total SiCortex, Inc.				10,025	10,091
Spatial Photonics, Inc. (0.93%) (4)	Electronics & Computer Hardware	Senior Debt
618 West California Avenue Sunnyvale, CA 94086		Matures May 2011 Interest rate 10.75%		3,623	3,623
		Preferred Stock Warrants	1.83%	130	126
Spatial Photonics, Inc. (0.12%)		Preferred Stock	1.89%	500	500

Total Spatial Photonics Inc.				4,253	4,249
VeriWave, Inc. (1.35%)	Electronics & Computer Hardware	Senior Debt
8770 SW Nimbus Ave. Suite B Beaverton, OR 97008		Matures May 2010 Interest rate 10.75%		5,340	5,340
		Preferred Stock Warrants	3.55%	54	85

Total VeriWave, Inc.				5,394	5,425

Portfolio Company	Industry	Type of Investment(1)(6)	Percentage of Class Held on a Fully Diluted Basis	Cost(2)	Value(3)
ViDeOnline Communications, Inc. (0.04%)(4)	Electronics & Computer Hardware	Preferred Stock Warrants	2.56%	298	176
656 Bair Island Road, Suite 108 Redwood City, CA 94063

Total ViDeOnline Communications, Inc.				298	176

Total Electronics & Computer Hardware (12.71%)				51,017	50,953

Aegerion Pharmaceuticals, Inc. (2.48%)(4)	Specialty Pharmaceuticals	Senior Debt
1140 Route 22 East, Suite 304 Bridgewater, NJ 08807		Matures August 2010 Interest rate Prime + 2.50%		9,682	9,682
		Preferred Stock Warrants	0.58%	69	243
Aegerion Pharmaceuticals, Inc. (0.25%)		Preferred Stock	5.37%	1,000	1,000

Total Aegerion Pharmaceuticals, Inc.				10,752	10,925
Panacos Pharmaceuticals, Inc. (4.84%)(4)	Specialty Pharmaceuticals	Senior Debt
134 Coolidge Ave. Watertown, MA 02472		Matures January 2011 Interest rate 11.20%		19,270	19,270
		Common Stock Warrants	1.20%	876	137
Panacos Pharmaceuticals, Inc. (0.04%)		Common Stock	0.37%	410	158

Total Panacos Pharmaceuticals, Inc.				20,556	19,564
Quatrx Pharmaceuticals Company (3.60%)(4)	Specialty Pharmaceuticals	Senior Debt
777 East Eisenhower Pkwy Suite 100 Ann Arbor, MI 48108		Matures January 2010 Interest rate Prime + 3.00%		14,214	14,214
		Preferred Stock Warrants	2.89%	220	193
Quatrx Pharmaceuticals Company (0.19%)		Preferred Stock	2.23%	750	750

Total Quatrx Pharmaceuticals Company				15,184	15,157

Total Specialty Pharmaceuticals (11.40%)				46,492	45,646

BabyUniverse, Inc. (0.05%)(4)	Consumer & Business Products	Common Stock	0.15%	267	219
150 South US Highway One, Ste 500 Jupiter, FL 33477

Total BabyUniverse, Inc.				267	219
Market Force Information, Inc. (0.34%)(4)	Consumer & Business Products	Senior Debt
1877 Broadway, Suite 200 Boulder, CO 80302		Matures May 2009 Interest rate 10.45%		1,284	1,284
		Preferred Stock Warrants	1.21%	24	92
Market Force Information, Inc. (0.12%)		Preferred Stock	1.57%	500	500

Total Market Force Information, Inc.				1,807	1,875
Wageworks, Inc. (0.12%)(4)	Consumer & Business Products	Preferred Stock Warrants	6.72%	252	513
1100 Park Place 4th Floor San Mateo, CA 94403
Wageworks, Inc. (0.05%)		Preferred Stock	1.64%	250	209

Total Wageworks, Inc.				502	722

Total Consumer & Business Products (0.70%)				2,576	2,817

Ageia Technologies, Inc. (1.25%)(4)	Semiconductors	Senior Debt
82 Pioneer Way, Suite 118 Mountain View, CA 94041		Matures August 2008 Interest rate 10.25%		4,904	4,904
		Convertible Debt		124	124
		Preferred Stock Warrants	2.44%	99	0
Ageia Technologies, Inc. (0.00%)		Preferred Series C Stock	1.95%	500	0

Total Ageia Technologies				5,627	5,028
Custom One Design, Inc. (0.26%)	Semiconductors	Senior Debt
10 Corey St. Melrose, MA 02176		Matures September 2010 Interest rate 11.50%		984	984
		Common Stock Warrants	1.11%	18	43

Total Custom One Design, Inc.				1,002	1,027
iWatt Inc. (1.19%)(4)	Semiconductors	Senior Debt
90 Albright Way Los Gatos, CA 95032-1827		Matures September 2009 Interest rate Prime + 2.75%		1,382	1,382
		Revolving Line of Credit
		Matures September 2007 Interest rate Prime + 1.75%		3,235	3,235
		Preferred Stock Warrants	0.99%	46	100
		Preferred Stock Warrants	0.90%	51	51

Total iWatt Inc.				4,714	4,769

Portfolio Company	Industry	Type of Investment(1)(6)	Percentage of Class Held on a Fully Diluted Basis	Cost(2)	Value(3)
NEXX Systems, Inc. (3.26%)(4)	Semiconductors	Senior Debt
Five Suburban Park Drive Billerica, MA 01821-3904		Matures February 2010 Interest rate Prime + 2.75%		4,438	4,438
		Revolving Line of Credit
		Matures December 2009 Interest rate Prime + 1.75%		5,000	5,000
		Revolving Line of Credit
		Matures December 2009 Interest rate Prime + 3.75%		3,000	3,000
		Preferred Stock Warrants	4.77%	165	623

Total NEXX Systems, Inc.				12,602	13,061
Quartics, Inc. (0.09%) (4)	Semiconductors	Senior Debt
15241 Laguna Canyon Rd. Suite 200 Irvine, CA 92618		Matures August 2010 Interest rate 11.05%		254	254
		Preferred Stock Warrants	1.32%	53	114

Total Quartics, Inc.				307	369
Solarflare Communications, Inc. (0.19%)	Semiconductors	Senior Debt
9501 Jeronino Rd. Suite 100 Irvine, CA 92618		Matures August 2010 Interest rate 11.75%		553	553
		Preferred Stock Warrants	0.52%	83	194
Solarflare Communications, Inc. (0.12%)		Preferred Stock	0.49%	500	500

Total Solarflare Communications, Inc.				1,137	1,247

Total Semiconductors (6.36%)				25,390	25,501

Labopharm USA, Inc. (3.74%)(4)(5)	Drug Delivery	Senior Debt
480 Armand-Frappier Blvd. Laval, Canada H7V 4B4		Matures July 2008 Interest rate 11.95%		14,547	14,547
		Preferred Stock Warrants	2.51%	458	454

Total Labopharm USA, Inc.				15,006	15,001
Transcept Pharmaceuticals, Inc. (1.80%)(4)	Drug Delivery	Senior Debt
300 Tamal Plaza Suite 220 Corte Madera, CA 94925		Matures October 2009 Interest rate 10.69%		6,944	6,944
		Preferred Stock Warrants	0.85%	36	107
		Preferred Stock Warrants	1.27%	51	173
Transcept Pharmaceuticals, Inc. (0.13%)		Preferred Stock	1.25%	500	500

Total Transcept Pharmaceuticals, Inc.				7,530	7,724

Total Drug Delivery (5.67%)				22,536	22,725

BARRX Medical, Inc. (0.19%)	Therapeutic	Preferred Stock	5.39%	1,500	758
1334 Bordeaux Drive Sunnyvale, CA 94089
Total BARRX Medical, Inc.				1,500	758
EKOS Corporation (1.28%)	Therapeutic	Senior Debt
22030 20th Ave. Southeast, Suite 101 Bothell, WA 98021		Matures November 2010 Interest rate Prime + 2.00%		4,707	4,707
		Preferred Stock Warrants	3.70%	175	282
		Preferred Stock Warrants	1.89%	153	150

Total EKOS Corporation				5,035	5,139
Gynesonics, Inc. (0.01%)(4)	Therapeutic	Preferred Stock Warrants	2.48%	18	40
604 5th Ave Suite D Redwood City, CA 94063
Gynesonics, Inc. (0.06%)		Preferred Stock	1.65%	250	250

Total Gynesonics, Inc.				268	290
Novasys Medical, Inc. (1.65%)(4)	Therapeutic	Senior Debt
39684 Eureka Drive Newark, CA 94560		Matures January 2010 Interest rate 9.70%		6,609	6,609

Total Novasys Medical, Inc.				6,609	6,609
Power Medical Interventions, Inc. (0.02%)	Therapeutic	Common Stock Warrants	0.07%	21	58
2021 Cabot Blvd West Langhorne, PA 19047

Total Power Medical Interventions, Inc.				21	58

Total Therapeutic (3.21%)				13,432	12,853

Portfolio Company	Industry	Type of Investment(1)(6)	Percentage of Class Held on a Fully Diluted Basis	Cost(2)	Value(3)
Invoke Solutions, Inc. (0.56%)(4)	Internet Consumer & Business Services	Senior Debt
375 Totten Pond Road Suite 400 Waltham, MA 02451		Matures December 2008 Interest rate 11.25%		2,155	2,155
		Preferred Stock Warrants	5.60%	67	83

Total Invoke Solutions, Inc.				2,222	2,239
Prism Education Group Inc. (0.51%)	Internet Consumer & Business Services	Senior Debt
233 Needham St. Newton, MA 02464		Matures December 2010 Interest rate 11.25%		1,964	1,964
		Preferred Stock Warrants	3.31%	43	66

Total Prism Education Group Inc.				2,007	2,030
RazorGator Interactive Group, Inc. (1.17%)(4)	Internet Consumer & Business Services	Senior Debt
11150 Santa Monica Blvd., Suite 500 Los Angeles, CA 90025		Matures January 2008 Interest rate 9.95%		1,119	1,119
		Preferred Stock Warrants	2.80%	13	3,203
		Preferred Stock Warrants	0.70%	28	362
RazorGator Interactive Group, Inc. (1.23%)		Preferred Stock	3.74%	1,000	4,935

Total RazorGator Interactive Group, Inc.				2,160	9,619
Serious USA, Inc. (0.75%)	Internet Consumer & Business Services	Senior Debt
375 West Broadway New York, NY 10012		Matures February 2011 Interest rate Prime + 3.00%		2,370	2,370
		Revolving Line of Credit
		Matures July 2008 Interest rate Prime + 2.00%		654	654
		Preferred Stock Warrants	3.82%	93	5

Total Serious USA, Inc.				3,118	3,029

Total Internet Consumer & Business Services (4.22%)				9,507	16,918

Lilliputian Systems, Inc. (1.75%)(4)	Energy	Senior Debt
36 Jonspin Road Wilmington, MA 01887		Matures March 2010 Interest rate 9.75%		6,931	6,931
		Preferred Stock Warrants	0.96%	48	85

Total Lilliputian Systems, Inc.				6,979	7,016

Total Energy (1.75%)				6,979	7,016

Active Response Group, Inc. (2.50%)	Information Services	Senior Debt
900 Broadway, 2nd Floor New York, NY 10003-1210		Matures March 2012 Interest rate LIBOR + 6.55%		9,885	9,885
		Preferred Stock Warrants	10.49%	92	83
		Common Stock Warrants	0.87%	46	60

Total Active Response Group, Inc.				10,023	10,028
Buzznet, Inc. (0.25%)	Information Services	Senior Debt
2404 Wilshire Blvd. #11b Los Angeles, CA 90057		Matures March 2010 Interest rate 10.25%		908	908
		Preferred Stock Warrants	0.86%	9	86
Buzznet, Inc. (0.06%)		Preferred Stock	1.08%	250	250

Total Buzznet, Inc.				1,167	1,244
hi5 Networkss, Inc. (1.00%)	Information Services	Senior Debt
55 Second St. Suite 300 San Francisco, CA 94105		Matures March 2011 Interest rate Prime + 2.5%		2,789	2,789
		Revolving Line of Credit
		Matures June 2011 Interest rate 7.75%		1,000	1,000
		Preferred Stock Warrants	4.42%	213	214

Total hi5 Networks, Inc.				4,002	4,003
Jab Wireless, Inc. (0.78%)	Information Services	Senior Debt
5350 S. Roslyn St. Suite 306 Greenwood Village, CO 80111		Matures March 2012 Interest rate 10.75%		2,834	2,834
		Preferred Stock Warrants	20.97%	265	266

Total Jab Wireless, Inc.				3,098	3,099

Portfolio Company	Industry	Type of Investment(1)(6)	Percentage of Class Held on a Fully Diluted Basis	Cost(2)	Value(3)
Solutionary, Inc. (1.78%)	Information Services	Senior Debt
9420 Underwood Avenue, 3rd Floor Omaha, NE 68114		Matures June 2010 Interest rate LIBOR + 5.50%		5,454	5,454
		Revolving Line of Credit
5350 S. Roslyn St. Suite 306 Greenwood Village, CO 80111		Matures June 2010 Interest rate LIBOR + 5.00%		1,505	1,505
		Preferred Stock Warrants	1.97%	94	150
		Preferred Stock Warrants	2.56%	2	4
Solutionary, Inc. (0.06%)		Preferred Stock	1.16%	250	250

Total Solutionary, Inc.				7,305	7,364
The Generation Networks, Inc. (4.12%)	Information Services	Senior Debt
360 West 4800 North Provo, UT 84604		Matures March 2012 Interest rate Prime + 4.50%		16,500	16,500
The Generation Networks, Inc. (0.12%)		Preferred Stock	0.24%	500	500

Total The Generation Networks, Inc.				17,000	17,000
Wallop Technologies, Inc. (0.06%)	Information Services	Senior Debt
333 Bryant Street San Francisco, CA 94107		Matures March 2010 Interest rate 10.00%		218	218
		Preferred Stock Warrants	0.45%	7	9

Total Wallop Technologies, Inc.				225	226
Zeta Interactive Corporation (3.74%) (4)	Information Services	Senior Debt
12842 Valley View Street Suite 204 Garden Grove, CA 92845		Matures November 2011 Interest rate Prime +2.00%		6,828	6,828
		Senior Debt
		Matures November 2011 Interest rate Prime +3.00%		8,000	8,000
		Preferred Stock Warrants	1.44%	172	171
Zeta Interactive Corporation (0.12%)		Preferred Stock	1.20%	500	500

Total Zeta Interactive Corporation				15,500	15,499

Total Information Services (14.59%)				58,320	58,464

Novadaq Technologies, Inc. (0.32%)	Diagnostic	Common Stock	0.87%	1,626	1,284
2585 Skymark Ave. Suite 306 Mississauga, Ontario L4W 4L5

Total Novadaq Technologies, Inc.				1,626	1,284
Optiscan Biomedical, Corp. (0.08%)(4)	Diagnostic	Senior Debt
1105 Atlantic Ave, Suite 101 Alameda, CA 94501		Matures March 2008 Interest rate 15.00%		263	263
		Preferred Stock Warrants	1.50%	80	47
Optiscan Biomedical, Corp. (0.18%)		Preferred Series B Stock	2.70%	1,000	722

Total Optiscan Biomedical, Corp.				1,344	1,032

Total Diagnostic (0.58%)				2,969	2,316

Guava Technologies, Inc. (1.77%)(4)	Biotechnology Tools	Senior Debt
25801 Industrial Boulevard Hayward, CA 94545-2991		Matures July 2009 Interest rate Prime + 3.25%		4,790	4,790
		Convertible Debt		250	250
		Revolving Line of Credit
		Matures December 2007 Interest rate Prime + 2.00%		1,778	1,778
		Preferred Stock Warrants	8.24%	105	200
		Preferred Stock Warrants	3.13%	68	93

Total Guava Technologies, Inc.				6,992	7,111
NuGEN Technologies, Inc. (0.53%)	Biotechnology Tools	Senior Debt
821 Industrial Road, Unit A San Carlos, CA 94070		Matures March 2010 Interest rate 11.70%		1,819	1,819
		Preferred Stock Warrants	3.37%	45	253
		Preferred Stock Warrants	3.57%	33	32
NuGEN Technologies, Inc. (0.12%)		Preferred Stock	7.69%	500	500

Total NuGEN Technologies, Inc.				2,396	2,603

Total Biotechnology Tools (2.42%)				9,388	9,714

Portfolio Company	Industry	Type of Investment(1)(6)	Percentage of Class Held on a Fully Diluted Basis	Cost(2)	Value(3)
Rubicon Technology Inc. (0.69%) (4)	Advanced Specialty Materials & Chemicals	Preferred Stock Warrants	0.54%	82	2,764
9931 Franklin Ave. Franklin Park, IL 60131

Total Rubicon Technology Inc.				82	2,764

Total Advanced Specialty Materials & Chemicals (0.69%)				82	2,764

Crux Biomedical, Inc. (0.15%)	Surgical Devices	Senior Debt
3274 Alpine Rd. Portola Valley, CA 94028		Matures December 2010 Interest rate Prime + 3.375%		565	565
		Preferred Stock Warrants	1.61%	37	36
Crux Biomedical, Inc. (0.06%)		Preferred Series B Stock	11.11%	250	250

Total Crux Biomedical, Inc.				851	851
Diomed Holdings, Inc. (1.49%) (4)	Surgical Devices	Senior Debt
1 Dundee Park Andover, MA 01810		Matures July 2010 Interest rate Prime + 3.00%		5,962	5,962
		Common Stock Warrants	0.29%	43	8

Total Diomed Holdings, Inc.				6,005	5,970
Light Science Oncology, Inc. (2.50%)	Surgical Devices	Senior Debt
34931 SE Douglas Street, Suite 250 Snoqualmie, WA 98065		Matures July 2011 Interest rate 11.20%		9,605	9,605
		Preferred Stock Warrants	4.15%	395	394

Total Light Science Oncology, Inc.				10,000	10,000

Total Surgical Devices (4.20%)				16,857	16,820

Waterfront Media Inc. (1.54%) (4)	Media/Content/ Info	Senior Debt
300 Tamal Plaza Suite 220 Corte Madera, CA 94925		Matures December 2010 Interest rate Prime + 3.00%		3,898	3,898
		Revolving Line of Credit
		Matures March 2008 Interest rate Prime + 1.25%		2,000	2,000
		Preferred Stock Warrants	5.66%	60	294
Waterfront Media Inc. (0.25%)		Preferred Stock	3.57%	1,000	1,000

Total Waterfront Media Inc.				6,958	7,193

Total Media/Content/Info (1.79%)				6,958	7,193

Total Investments (132.24%)*				$519,450	$529,972

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net appreciation for federal income tax purposes totaled $18,555, $8,033 and $10,522, respectively.
(3)	Except for warrants in ten publicly traded companies and common stock in four publicly traded companies, all investments are restricted at December 31, 2007 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt and warrant investments of this portfolio company have been pledged as collateral under the Credit Facility. Citigroup has an equity participation right on loans collateralized under the Credit Facility. The value of their participation right on unrealized gains in the related equity investments was approximately $690,000 at December 31, 2007 and is included in accrued liabilities and reduces the unrealized gain recognized by the Company at December 31, 2007.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company. All other investments are less than 5% owned.
(7)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (1) in the case of private companies, provided by that company, and (2) in the case of public companies, provided by that company’s most recent public filings with the SEC.

Portfolio Company Descriptions

Acceleron Pharmaceuticals, Inc.

Acceleron Pharmaceuticals focuses on developing therapeutics for metabolic and musculoskeletal diseases.

Active Response Group, Inc.

Active Response provides targeted, qualified leads to clients from individuals who indicate interest or “opt-in” to receive marketing information. They are also a provider of display advertising and behavioral marketing.

Aegerion Pharmaceuticals, Inc.

Aegerion Pharmaceuticals is a privately held specialty pharmaceutical company focused on the development and commercialization of promising pharmaceuticals to treat cardiovascular and metabolic disease.

Agami Systems, Inc.

Agami is a provider of adaptive storage management solutions to the enterprise market. The company develops enterprise network storage systems for high-end storage area networks (SAN) and network-attached storage (NAS) management.

Ageia Technologies

Ageia Technologies is a developer of technology to enhance interactive media playback. The company develops chips for processing three dimensional visual data for applications such as computer simulation, gaming, and security.

Atrenta, Inc.

Atrenta Inc. is a provider of development solutions that seek to turn chip, system and software development into more predictable and controllable processes for the electronic systems industry.

Aveo Pharmaceuticals, Inc.

AVEO is a biopharmaceutical company focused on the discovery and development of novel cancer therapeutics.

BabyUniverse, Inc.

BabyUniverse is an online retailer and content publisher in the pregnancy, baby and toddler marketplace.

Barrx Medical, Inc.

Barrx is a medical device company that develops treatment solutions for Barrett’s esophagus.

Blurb, Inc.

Blurb provides a service that allows individuals to publish books using professional authoring templates plus a print-on-demand engine, a community content library and an online marketplace.

Bullhorn, Inc.

Bullhorn builds and delivers the industry’s leading on demand staffing and recruiting software for the staffing industry. Bullhorn offers unmatched levels of customization for the interface, business logic, analytics, and user controls without expensive or time-consuming consultations.

Buzznet, Inc.

Buzznet is a photoblog community site that provides members and viewers updated information about music and pop culture.

Cittio Inc.

Cittio is a provider of network monitoring and operations software. The company provides system management software designed to automate the setup and maintenance of routine system monitoring, allowing IT organizations to track the performance and availability of hundreds or thousands of the network nodes.

Compete, Inc.

Compete extends online market research to seek to transform the way consumers and brands communicate. By combining permission marketing, predictive analytics and a consumer behavior database, Compete helps marketers identify and reach their target consumers.

Crux Biochemical, Inc.

Crux Biomedical is developing a retrievable Inferior Vena Cava filter that promises to be a great improvement over existing modes of treatment. The company is currently working with the FDA to design and implement large-scale human clinical trials.

Custom One Design, Inc.

Custom One Design is a fabless semiconductor company that designs and manufactures advanced analog, mixed-mode, digital, power and radio frequency application specific semiconductors for a broad range of customers.

Diomed Holdings, Inc.

Diomed develops and commercializes minimal and micro-invasive medical procedures that use its proprietary laser technologies and disposable products. Along with lasers and single-use procedure kits for its laser vein treatment, the Company provides its customers with state of the art physician training and practice development support.

E-band Communications, Inc.

E-Band Communications Corporation designs and manufactures multi-gigabit capacity wireless communication systems based on 71-86GHz millimeter-wave radio technology.

EKOS Corporation

EKOS provides ultrasound-assisted, fluid infusion catheters for diagnosis and therapy. The company’s EKOS® Lysus® Peripheral Infusion System and EKOS® Micro-Infusion Catheter are FDA-cleared for the delivery of therapeutic agents, including clot-dissolving thrombolytics, into the peripheral vasculature of patients with peripheral arterial occlusion and deep vein thrombosis.

Elixir Pharmaceuticals, Inc.

Elixir is a biopharmaceutical company utilizing aging research to develop pharmaceuticals that treat and/or prevent metabolic disease such as obesity and diabetes.

Epicept Corporation

Epicept is a pharmaceutical company focused on the development and commercialization of topically-delivered prescription pain management therapeutics.

ForeScout Technologies, Inc.

ForeScout is a provider of clientless network access control (NAC) solutions that enable customers to gain complete control over network security without disrupting end-user productivity.

GameLogic, Inc.

GameLogic is a provider of next generation games, gaming systems, and platforms for casinos and lotteries. The company provides large-scale interactive games and game technology for distribution on a variety of digital media.

Gomez, Inc.

Gomez supplies enterprise solutions that help companies achieve and maintain the performance of their mission-critical Internet applications. Gomez provides performance measurement, benchmarking and competitive analysis to companies across all industry segments, including financial services, e-commerce, information technology and travel.

Guava Technologies, Inc.

Guava Technologies is a biotechnology company that develops, manufactures and markets cellular analysis systems for the life science research marketplace.

Gynesonics, Inc.

Gynesonics is a development stage company focusing on minimally invasive devices for women’s health.

hi5 Networks, Inc.

hi5 is an online social network designed with the global audience in mind, where over 80 million members have established accounts and personal pages. hi5 is currently available in over 20 language options.

High Roads, Inc.

HighRoads provides technology-based solutions and services to provide visibility and enable collaboration throughout the design, procurement, management and communication of employee benefits plans.

Horizon Therapeutics, Inc.

Horizon Therapeutics is a late stage biopharmaceutical company focused on reformulating off-patent drugs in the area of mild to moderate pain. The company’s goal is to minimize risk, development time, and cost by formulating novel combinations of existing approved compounds.

Ikano Communications, Inc.

Ikano Communications partners with Internet Service Providers to help such providers in reducing operating costs, increasing revenues and expanding geographic reach and product offerings.

Inotek Pharmaceuticals Corp.

Inotek Pharmaceuticals is a private, high-growth, development-stage pharmaceutical company. Inotek has two products in clinical development and five other products in pre-clinical development targeting oncology, cardiovascular, and inflammatory diseases.

Intelliden, Inc.

Intelliden offers Intelligent Networking software solutions for network-driven organizations to control, manage and scale their networks.

Invoke Solutions, Inc.

Invoke Solutions develops and provides real-time research technologies that seek to help businesses gain instant insight into the opinions, views, and dynamics of their customers, employees, and other constituents.

iWatt, Inc.

iWatt is a power management IC company that designs, develops and markets semiconductors for computer, communications and industrial markets.

Jab Wireless, Inc.

JAB primarily offers fixed wireless high-speed Internet access to residential subscribers. JAB’s product strategy is to immediately move from marketing a single product to a “bundled” broadband access and telephony package.

Labopharm USA, Inc.

Labopharm seeks to develop improved formulations of currently marketed drugs using its advanced, proprietary controlled-release drug delivery technologies. Labopharm seeks to develop and commercialize new value-added formulations of existing products that address the market’s preference for drugs that offer simplified dosing regimens, improved efficacy or a reduced side effect profile.

Light Science Oncology, Inc.

Light Science Oncology is a developer of a light-activated treatment for solid tumors. The company is developing Light Infusion Therapy (Lit x) for the treatment of patients with cancers such as hepatoma, metastatic colorectal cancer, and glioma.

Lilliputian Systems, Inc.

Lilliputian Systems, Inc. is developing a next generation micro fuel cell system for portable electronics and wireless applications.

Luminus Devices, Inc.

Luminus Devices, Inc., develops and manufactures high performance solid state light emitting devices. PhlatLight (Photonic Lattice) technology, developed by Luminus Devices based on research done at MIT, is a solid state light source that provides enough brightness to illuminate large screen projection televisions. With PhlatLight chipsets in commercial production, Luminus provides a light source for a variety of applications, including projection TVs and other advanced, high-definition displays. Luminus recently began shipping its products to customers and is dependent on a small number of customers the loss of which could have a material adverse effect on its business.

Market Force Information, Inc.

Market Force is an emerging provider of store-level, customer experience information for retailers, restaurants, consumer packaged goods companies and the financial and hospitality communities.

Maxvision Holding, LLC

Maxvision specializes in “extreme” performance, rugged portable computer workstations. It sells to various branches of the military and to a range of OEM customers.

Memory Pharmaceuticals Corp.

Memory Pharmaceuticals Corp., a biopharmaceutical company, is focused on developing innovative drugs for the treatment of debilitating central nervous system disorders such as Alzheimer’s disease, depression, schizophrenia, vascular dementia, Mild Cognitive Impairment, and memory impairments associated with aging.

Merrimack Pharmaceuticals, Inc.

Merrimack Pharmaceuticals is a drug discovery and clinical development company that has developed a proprietary drug discovery platform. Its clinical programs are focused on developing drugs in the fields of autoimmune disease and cancer.

Neosil, Inc.

Neosil is a privately-held dermatology-focused specialty pharmaceutical company with several products in pre-clinical development. The company’s core topical anti-infective technology provides broad anti-microbial activity, long duration of activity and excellent formulation flexibility.

NetEffect, Inc.

NetEffect is a privately held network connectivity solutions company providing next generation, multi-gigabit Ethernet products. These products fully implement iWARP standards, the new series of Ethernet extensions.

NEXX Systems, Inc.

Nexx is a provider of processing equipment for advance wager level packaging applications.

Novasys Medical, Inc.

Novasys is a medical company dedicated to the development of innovative therapies in women’s health.

Novadaq Technologies, Inc.

Novadaq Technologies develops medical imaging systems and real-time image guided procedures for the operating room. The company’s vast intellectual property focuses on the visualization of blood vessels, nerves, and other tissue during open and minimally invasive surgical procedures.

NuGEN Technologies, Inc.

NuGEN is dedicated to the development and commercialization of high sensitivity nucleic acid amplification and detection technologies. These technologies form the foundation for a range of products used by researchers to prepare samples for genetic analysis.

OATSystems, Inc.

OATSystems is a developer of radio-frequency identification (RFID) framework software and services that provide solutions to centrally manage and control RFID for retail, consumer packaged goods and pharmaceutical companies.

OptiScan Biomedical Corporation

OptiScan Biomedical Corporation is developing a non-invasive blood glucose monitor utilizing proprietary infrared technology.

Panacos Pharmaceuticals, Inc.

Panacos Pharmaceuticals, Inc., a development stage biotechnology company, engages in the discovery and development of small-molecule oral drugs designed to treat Human Immunodeficiency Virus (HIV) and other human viral diseases.

Paratek Pharmaceuticals, Inc.

Paratek is developing new therapeutics for the infectious disease market to combat the problem of antibiotic resistance.

Ping Identity Corporation

Ping Identity Corporation provides federated identity solutions for web single sign-on and identity-enabled web services. Ping’s software seek to allow organizations to securely share identity information across security boundaries.

Portola Pharmaceuticals

Portola is a biopharmaceutical company focused on the discovery and development of novel therapeutics for the treatment and prevention of severe cardiovascular diseases.

Prism Education Group, Inc.

Prism is a postsecondary education company focused on providing education and training programs for careers in allied health and nursing, legal and business.

Proficiency, Inc.

Proficiency is delivering technology and products that make design intelligence portable and that increase the efficiency of product development processes. Proficiency supplies feature-based design interoperability and feature-based design data exchange solutions.

PSS Systems, Inc.

PSS Systems is a developer of automated records and information lifecycle management solutions.

Purcell Systems, Inc.

Purcell Systems is a global leader in customized power and equipment support solutions. Purcell provides fully customized designs, equipment manufacturing and assembly, and custom integration services.

Quartics, Inc.

Quartics, a fabless semiconductor company, is focused on development of codec and transport agnostic media processors and applications. Quartics is a provider of media processing solutions, enabling streaming media over wireless and wired networks.

QuatRx Pharmaceuticals Company

QuatRx Pharmaceuticals Company is a pharmaceutical company focused on discovering, licensing, developing and commercializing compounds in the endocrine, metabolic and cardiovascular therapeutic areas.

RazorGator, Inc.

RazorGator is an Internet-based ticket sales company focusing on sold-out or hard-to-find tickets for sporting events, concerts and theatrical productions. RazorGator also operates an electronic broker trading and clearing platform for the resale of tickets.

Rivulet Communications, Inc.

Rivulet develops technology that enables IP networks to carry all kinds of real-time and other delivery-critical traffic. Rivulet’s sophisticated suite of algorithms guarantee real-time delivery of packets with zero packet loss due to router queue overflow.

Rubicon Technology, Inc.

Rubicon Technology, Inc. was founded in 1995 as an importer and distributor of Russian-produced crystals for the U.S. market. The company’s goal is to become the industry leader in material science solutions.

Savvion, Inc.

Savvion develops software focused on helping businesses control and improve operations performed by their people and software systems.

Serious USA, Inc.

Serious USA is a provider of digital publishing and marketing services. The company has a broad IP portfolio that covers the manufacturing of DVD and CD -based information on credit card / gift card form factors.

Seven Networks, Inc.

SEVEN is a leader in Out of the Office™ technologies. The company provides subscribers with real-time mobile access to work and personal information, including email, calendar, corporate directories, personal contacts and documents.

Shocking Technologies, Inc.

Shocking Technologies develops applications for its patented voltage switchable dielectric materials. Applications include ESD protection for Printed Circuit Boards (PCB’s) and Semiconductor Packages.

SiCortex, Inc.

SiCortex develops and markets cluster systems aimed at technical computing users for solving large, complex industrial, commercial and scientific problems.

Simpler Networks Corp

Simpler Networks seeks to engineer network solutions for local service providers to help them reduce their operational costs by automating labor-intensive processes at the distribution frame.

Sirtris Pharmaceuticals, Inc.

Sirtris is a biopharmaceutical company developing and commercializing novel therapeutics that modulate sirtuins, a recently discovered family of enzymes that promotes the body’s natural defense against disease. Also known as class III histone deacetylases (HDACs), sirtuins are attractive drug targets for diseases of aging, including metabolic and neurological diseases.

Solarflare Communications, Inc.

Solarflare is a telecommunications company with architectures and algorithms designed to improve data rates, costs, and distances and enable existing networks to migrate to next generation speeds without replacing the physical infrastructure.

Solutionary, Inc.

Solutionary is a security company that provides protection of the networks and electronic assets of companies and organizations. The company tailors its security solutions to clients’ individual requirements.

Spatial Photonics, Inc.

Spatial Photonics was founded in 2004 to develop next generation microdisplay for business and consumer projection display applications.

Sportvision, Inc.

Sportvision is an interactive sports marketing and technology company developing products to enrich fans’ interaction with sports via its unique broadcast and interactive solutions and helping create new value for sports properties, marketers and media companies. Sportvision’s technologies have been utilized in broadcasts of all of the major sports including the NFL, NBA, NASCAR, NHL, PGA Tour, LPGA Tour, Major League Baseball, NCAA football and basketball, WTA, Arena Football League, XTERRA, Ironman Triathlon and other sporting events on-air and online.

Stoke, Inc.

Stoke is a telecommunications company focused on designing and manufacturing a new category of service delivery infrastructure that enables fixed-mobile convergence supporting any service over any infrastructure using any end-user device. The Stoke portfolio includes platforms, systems, software and services.

Talisma Corporation

Talisma Corporation is a provider of multi-channel Customer Resource Management (CRM) software. The software integrates email, chat, real-time collaboration, and telephony applications with a multi-channel interaction management platform. In addition, the software offers comprehensive analytics and a fully integrated system-wide knowledgebase and customer database.

Tectura Corporation

Tectura provides business value and competitive advantage to more than 4,000 clients worldwide through its Microsoft integrated business solutions. With successful implementations in over 50 countries, Tectura is a leading global provider of integrated business solutions to mid-market companies and large enterprise divisions.

Teleflip, Inc.

Teleflip provides technology that enables users to send messages from a computer-based email applications to cell phones.

The Generation Networks, Inc.

The Generations Network, Inc. operates an online network for connecting families with histories. The company’s web sites provide online family and local history information, including historical records, military records, and census records, as well as civil, ecclesiastical, and immigration records.

Transcept Pharmaceuticals, Inc.

Transcept Pharmaceuticals is a specialty pharmaceutical company developing novel formulations of proven active agents to provide meaningful new patient benefits. The Company’s initial proprietary technology is being employed to accelerate efficacy and reduce drug dose in the development of therapeutics for the treatment of migraines and insomnia.

VeriWave, Inc.

VeriWave is a leading provider of performance analysis tools for Wireless LAN equipment and networks.

ViDeOnline Communications, Ltd.

ViDeOnline develops an end to end secure network specifically designed to address the secure distribution and delivery of personal entertainment media.

Wageworks, Inc.

WageWorks provides employer-sponsored, tax-advantaged spending solutions, including medical and family-care reimbursement and transit passes.

Wallop, Inc.

Wallop is a social networking site using a user interface that enables people to interact in a way similar to the way they would in the real world.

Waterfront Media, Inc.

Waterfront Media is an internet-based publisher of health and wellness information. Waterfront Media derives both subscription and advertising revenue.

WildTangent, Inc.

WildTangent is a provider of retail online games and custom published games through established, broad distribution channels. The company is the creator of an interactive media player for games.

Wireless Channels, Inc.

Wireless Channels consolidates a number of large wholesalers (master distributors) and creates a distribution channel for wireless and associated products and services.

Zayo Bandwith, Inc.

Zayo Bandwidth was formed in 2006 to provide bandwidth services to carriers, web-centric companies, public institutions and enterprises. Zayo’s mission is to be a highly reliable and responsive bandwidth provider in those geographies where it has fiber networks.

Zeta Interactive Corporation

Zeta is an interactive marketing company that provides low-cost, high quality service email marketing software and services.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods ended December 31, 2007, 2006, 2005 and 2004 and March 31, 2008. The information has been derived from our financial statements which have been audited by Ernst & Young LLP for the periods ending December 31, 2007, 2006, 2005 and 2004. The March 31, 2008 information has been derived from our unaudited financial statements. Ernst & Young LLP’s report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part and such report relates to the periods ended December 31, 2007, 2006, 2005 and 2004. See “Management’s Discussion and Analysis—Borrowings” for updated senior securities information.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Average Market Value per Unit (3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C.
December 31, 2004	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
March 31, 2008	—	—	N/A
Securitized Credit Facility
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
March 31, 2008	$72,900,000	*	N/A
Small Business Administration Debentures(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
March 31, 2008	$70,050,000	*	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by our SBIC subsidiary to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
*	Asset coverage per unit has not yet been calculated for this period.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

At December 31, 2007, approximately 98% of our total assets represented investments in portfolio companies recorded at fair value. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors in accordance with established valuation procedures and the recommendation of the Valuation Committee of the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our management pursuant to a valuation policy and a consistent valuation process. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our management may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity-related securities of private companies. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity-related securities, each investment is valued using industry valuation benchmarks and, where appropriate, equity values are assigned a discount reflecting the illiquid nature of the investment, and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation.

We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. We may consider, but are not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks in our evaluation of the fair value of our investment. Securities that are traded in the over-the-counter market or on a stock exchange will be valued at the prevailing bid price on the valuation date.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at the discretion of the Board of Directors. Our Board of Directors currently consists of four members, one who is an “interested person” of Hercules Technology Growth Capital as defined in Section 2(a)(19) of the 1940 Act and three who are not interested persons and who we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Technology Growth Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	44	Co-founder, Chairman of the Board of Directors, President and Chief Executive Officer
Independent Directors:
Robert P. Badavas(2)(3)(4)(5)	55	Director
Joseph W. Chow(2)(3)(4)(5)	55	Director
Allyn C. Woodward, Jr.(2)(3)(4)(5)	67	Director

Executive Officers:
Samir Bhaumik	44	Senior Managing Director and Technology Group Head
H. Scott Harvey	53	Co-founder, Secretary, Chief Legal Officer and Chief Compliance Officer
David M. Lund	54	Vice President of Finance and Chief Financial Officer
Parag I. Shah	36	Senior Managing Director and Life Sciences Group Head
Shane A. Stettenbenz	37	Vice President-Information Systems and Chief Technology Officer
Key Employees:
Kathleen Conte	61	Managing Director
Mark S. Denomme	41	Managing Director
Kevin L. Grossman	39	Managing Director
R. Bryan Jadot	44	Managing Director
Kim Davis King	41	Managing Director
Steve Kuo	33	Managing Director
Roy Y. Liu	47	Managing Director
Greg Roth	43	Managing Director
Killu Sandborn	40	Managing Director
Jason Sanders	36	Managing Director

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.
(2)	Member of the Audit Committee.
(3)	Member of the Valuation Committee.
(4)	Member of the Compensation Committee.
(5)	Member of the Nominating and Corporate Governance Committee.

Interested Director

Manuel A. Henriquez is a co-founder of the Company and has been our Chairman and Chief Executive Officer since December 2003 and our President since April 2005. Prior to co-founding our company, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Independent Directors

Each of the following directors is “independent” under Nasdaq Global Market rules and is not an “interested director” as defined in Section 2(a)(19) of the 1940 Act.

Robert P. Badavas has served as a director since March 2006. Mr. Badavas is the President and Chief Executive Officer of TAC Worldwide, a staffing and business services company owned by Goodwill Group of Japan. From November 2003 until becoming president and CEO in December 2005, he was the Executive Vice President and Chief Financial Officer of TAC Worldwide. Prior to joining TAC Worldwide, Mr. Badavas was Senior Principal and Chief Operating Officer of Atlas Venture, a venture capital fund, from September 2001 to September 2003. Prior to joining Atlas Venture, he was Senior Corporate Adviser to the Office of the Chairman of Aether Systems, Inc., a provider of wireless data products and services, from September 2000 to June 2001. Prior to that, he was Chief Executive Officer of Cerulean Technology, Inc., a provider of mobile information systems applications, from December 1995 until Aether Systems, Inc. acquired the company in September 2000. From 1986 to October 1995, Mr. Badavas was Senior Vice President and Chief Financial Officer, among other capacities, of Chipcom Corporation, a manufacturer of computer networking intelligent switching systems. Mr. Badavas was previously a board member and Chairman of the Audit Committee for RSA Security, Inc. until its acquisition by EMC Corporation in September 2006. Mr. Badavas currently serves on the board of directors of Airvana, Inc. and Constant Contact, Inc., and is the Chairman of the audit committees of both Airvana and Constant Contact. He was previously a director and Chairman of the Audit Committee of ON Technology, until ON Technology was acquired by Symantec, Inc. in 2004 and is a former director of Renaissance Worldwide, until its acquisition by a privately-held company in 2001. Mr. Badavas is a Trustee of both Bentley College in Waltham, MA and Hellenic College/Holy Cross School of Theology in Brookline, MA. He is also Chairman of the Board of Directors of the Learning Center for Deaf Children in Framingham, MA. Mr. Badavas is a graduate of Bentley College with a BS in Accounting and Finance.

Joseph W. Chow has served as a director since February 2004. Mr. Chow is Executive Vice President and Chief Risk and Corporate Administration Officer at State Street Corporation, having retired from the company in August 2003 and rejoining it in July 2004. Prior to August 2003, Mr. Chow was Executive Vice President and Head of Credit and Risk Policy at State Street. Before joining State Street in 1990, Mr. Chow worked at Bank of Boston in various international and corporate banking roles and specialized in the financing of emerging-stage high technology companies from 1981 to 1990. Mr. Chow is a graduate of Brandeis University with a B.A. in Economics. He also received an M.C.P. from the Massachusetts Institute of Technology and an M.S. in Management (Finance) from the MIT Sloan School of Management.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward was Vice Chairman of Adams Harkness Financial Group (AHFG-formerly Adams, Harkness & Hill) from April 2001 until January 2006 when AHFG was sold to Canaccord, Inc. He previously served as President of AHFG from 1995 to 2001. AHFG was an independent institutional research, brokerage and investment banking firm headquartered in Boston, MA. Prior to joining AHFG, Mr. Woodward worked for Silicon Valley Bank from April 1990 to April

1995, initially as Executive Vice President and Co-founder of the Wellesley, MA office and more recently as Senior Executive Vice President and Chief Operating Officer of the parent bank in California. Silicon Valley Bank is a commercial bank, headquartered in Santa Clara, CA whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England, Boston, MA where he was employed from 1963-1990. Mr. Woodward is currently a Director, Chairman of the Compensation Committee and a member of the Audit Committee of Lecroy Corporation. He is also a former Director of Viewlogic and Cayenne Software, Inc. Mr. Woodward serves on the Board of Directors of three private companies and is on the Board of Advisors of several venture capital funds. Mr. Woodward is on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 250 bed hospital located in Newton, MA. Mr. Woodward is on the Board of Overseers and the Investment Committee and the Finance Committee of Babson College in Babson Park, MA. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He also graduated from the Stonier Graduate School of Banking at Rutgers University.

Non-director Executive Officers

Samir Bhaumik joined our Company in November 2004 as a Managing Director and was promoted to Senior Managing Director in June 2006. During March 2008 Mr. Bhaumik was elected by our Board of Directors to the position of Technology Group Head. Mr. Bhaumik previously served as Vice President—Western Region of the New York Stock Exchange from January 2003 to October 2004. Prior to working for the New York Stock Exchange, Mr. Bhaumik was Senior Vice President of Comerica Bank, previously Imperial Bank, from April 1993 to January 2003. Mr. Bhaumik received a B.A. from San Jose State University and an M.B.A. from Santa Clara University. He serves on the advisory boards of Santa Clara University Leavey School of Business, Junior Achievement of Silicon Valley and the American Electronics Association-Bay Area council.

H. Scott Harvey is a co-founder of our Company and has been our Chief Legal Officer and Secretary since December 2003. Mr. Harvey has been our Chief Compliance Officer since February 2005. Mr. Harvey has over 22 years of legal and business experience with leveraged finance and financing public and private technology-related companies. Since July 2002, and prior to co-founding the Company, Mr. Harvey was in a diversified private law practice. Previously, Mr. Harvey was Deputy General Counsel of Comdisco, Inc., a leading technology and financial services company, from January 1997 to July 2002. From 1991 to 1997, Mr. Harvey served as Vice President of Marketing, Administration & Alliances with Comdisco, Inc. and was Corporate Counsel from 1983 to 1991. Mr. Harvey received a B.S. in Agricultural Economics from the University of Missouri, a J.D. and LLM in taxation from The John Marshall Law School and an M.B.A. from Illinois Institute of Technology.

David M. Lund joined our Company in July 2005 as Vice President of Finance and Corporate Controller, and was promoted to our Chief Financial Officer in October 2006, and is our principle financial and accounting officer. He has over 21 years of experience in finance and accounting serving companies in the technology sector. Prior to joining Hercules, Mr. Lund served as the Corporate Controller of Rainmaker, Inc., from January 2005 to July 2005; as the Corporate Controller for Centillium Communications from January 2003 to February 2005; as the Chief Financial Officer and Vice President of Finance for APT Technologies from April 2002 to January 2003; as the Chief Financial Officer and Vice President of Scion Photonics from February 2001 to March 2002. Mr. Lund also served in public accounting with Ernst & Young LLP and Grant Thornton LLP. He received a B.S. degree in Business Administration with an emphasis in Accounting from San Jose State University and a B.S. degree in Business Administration with an emphasis in Marketing from California State University, Chico. Mr. Lund is a Certified Public Accountant in the State of California.

Parag I. Shah joined our Company in November 2004 as Managing Director of Life Sciences and was promoted to Senior Managing Director in June 2006. During March 2008 Mr. Shah was elected by our Board of

Directors to the position of Life Science Group Head. Prior to joining Hercules, Mr. Shah served as Managing Director for Biogenesys Capital from April 2004 to November 2004. From April 2000 to April 2004, Mr. Shah was employed by Imperial Bank, where he served as a Senior Vice President in Imperial Bank’s Life Sciences Group beginning in October 2000, which was acquired by Comerica Bank in early 2001. Prior to working at Comerica Bank, Mr. Shah was an Assistant Vice President at Bank Boston from January 1997 to March 2000. Bank Boston was acquired by Fleet Bank in 1999. Mr. Shah completed his Masters degrees in Technology, Management and Policy as well as his Bachelors degree in Molecular Biology at the Massachusetts Institute of Technology (MIT). During his tenure at MIT, Mr. Shah conducted research at the Whitehead Institute for Biomedical Research and was chosen to serve on the Whitehead Institute’s Board of Associates in 2003.

Shane A. Stettenbenz joined our Company in February 2004 as Vice President—Information Systems and has served as Chief Technology Officer since December 2004. Mr. Stettenbenz previously served as an IT Director for VantagePoint Venture Partners from May 2001 to June 2003. Prior to that, Mr. Stettenbenz was an IT Manager for Comdisco Ventures, a division of Comdisco, Inc. from May 1997 to May 2001. Mr. Stettenbenz attended San Jose State University from 1991 to 1995 while majoring in Management Information Systems.

Key Employees

Kathleen Conte joined our Company in November 2004 as a Managing Director of Life Sciences. From December 2003 to November 2004, Ms. Conte worked as an independent consultant. From 1993 to December 2003, Ms. Conte served as Senior Vice President at Comerica Bank running its West Coast Life Sciences Group. Ms. Conte was at Prudential Capital Corporation from 1988 to 1993 originating structured private placements. Prior to that Ms. Conte spent 13 years at Wells Fargo Bank in various lending positions. Ms. Conte holds a B.A. degree and an M.B.A. from the University of Delaware.

Mark S. Denomme joined our Company in September 2006 as a Managing Director. Mr. Denomme has over 18 years of experience in financial services. Prior to joining our Company, from 2000 to 2006 Mr. Denomme was a Managing Director and co-founder of Consilium Partners, an investment banking firm focused on sell-side and buy-side engagements for middle market companies. From 1997 to 2000, Mr. Denomme was a Director in the Leveraged Finance group of BancBoston Robertson Stephens, focusing on originating loan syndication and high yield debt opportunities for the firm’s technology and media clients. From 1988 to 1997, Mr. Denomme was a commercial lender with Bank of Boston focused on structured debt opportunities with technology and media-related companies. Mr. Denomme holds a B.B.A. degree from the University of Michigan and his series 7, 63 and 24 NASD licenses.

Kevin L. Grossman joined our Company in September 2006 as a Managing Director. Mr. Grossman previously served as a Senior Relationship Manager and Senior Vice President in Silicon Valley Bank’s Colorado office from July 1999 to August 2006, servicing technology and life sciences companies. From December 1998 through July 1999, Mr. Grossman was with Fremont Financial in a business development capacity providing asset-based lending facilities. Prior to that he served from January 1996 through February 1998 at the National Bank of Canada providing asset-based lending deals with portfolio management responsibilities. From June 1993 through December 1995 he opened two offices for an asset based lending company in the Pacific Northwest, providing services to highly leveraged entities and companies experiencing financial stress. Mr. Grossman earned a Bachelor’s degree in Business Economics at the University of California at Santa Barbara and an M.B.A. from Northern Arizona University.

R. Bryan Jadot joined our Company in November 2005 as a Managing Director focusing on the life science group. Prior to joining our Company, from 2001 to 2005 Mr. Jadot served as Vice President of the Life Sciences Group at Silicon Valley Bank (SVB) in Newton, Mass. At SVB, Mr. Jadot co-managed a group dedicated to New England-based life science clients including biotechnology, medical device, and healthcare IT clients ranging from start-up to post-IPO stages, in addition to life science venture funds. From 1997 until 2001, Mr. Jadot was the Vice President of the Software Group at Silicon Valley Bank in Palo Alto and Santa Clara,

where Mr. Jadot managed a portfolio of software companies with emphasis on the negotiation of loan transactions, warrants and direct investment options. Prior to Silicon Valley Bank, Mr. Jadot worked with the Banque Nationale de Paris (BNP), managing a portfolio of syndicated credits in the software and life sciences space. Mr. Jadot earned a bachelor’s degree in economics and government from California State University at Sacramento.

Kim Davis King joined our Company full-time in August 2007 as a Managing Director after consulting with our company from May 2007 to August 2007. Prior to joining our Company, from May 2006 to May 2007 Ms. King consulted for Hamilton Tech Capital Partners a Southern California-based venture capital fund. From July 1997 to April 2006 Ms. King was a partner at IDG Ventures. Prior to joining IDG Ventures, Ms. King was an associate at BankAmerica Ventures from 1994 to 1997, a venture capital fund located in the San Francisco Bay Area. As an associate there, Kim specialized in Internet, software and networking investments. Ms. King holds a B.S. in Industrial Engineering from Stanford University and a M.B.A. from the Harvard Business School.

Steve Kuo joined the company in April 2006 as an Associate and was promoted to Principal in January 2007 and to Managing Director in January 2008. Mr. Kuo previously was co-founder of Lending Rock from 2003-2006. Prior to Lending Rock, Mr. Kuo was Sr. Manager of Corporate Development at Lightcross from 2001-2003. Mr. Kuo graduated with honors in Business Administration, from the Haas Business School at the University of California, Berkeley.

Roy Y. Liu joined our Company in April 2004 as a Managing Director. Mr. Liu has over 20 years experience in operations and finance of technology companies. Formerly, from 2002 to 2004 Mr. Liu was a Vice President at GrandBanks Capital, an early-stage, information technology-focused venture capital fund. From 2000 to 2002, Mr. Liu was a founding principal of VantagePoint Structured Investments, a debt fund affiliated with VantagePoint Venture Partners. Prior to joining VantagePoint, Mr. Liu was VP Finance and Chief Financial Officer for toysmart.com, Inc. Prior to joining toysmart.com, he was a First Vice President and co-founded Imperial Bank’s Emerging Growth Industries Boston office in 1997, where he focused specifically on debt financing for venture-backed companies. Prior to co-founding Imperial Bank’s Emerging Growth Industries Boston office, Mr. Liu was the Chief Financial Officer of Microwave Bypass Systems, Inc. Prior to joining Microwave Bypass, Mr. Liu was Vice President and head of the High Tech Lending group for State Street Bank & Trust Co. Mr. Liu started his finance career in the Acquisition Finance Division of the Bank of Boston. Prior to his career in finance, Mr. Liu worked four years at IBM in research and product development. Mr. Liu holds a B.S. degree in Electrical Engineering and an M.B.A. from the University of Michigan.

Greg Roth joined our Company in July 2007 as a Managing Director. Mr. Roth brings 15 years of technology investment banking experience from companies including Credit Suisse from May 1999 to April 2001 and Piper Jaffray from March 2004 to September 2005. Mr. Roth earned an M.B.A. at The Wharton School of Business at the University of Pennsylvania, and received a B.A. degree from Brown University.

Killu Sanborn, PhD, joined our Company in November 2007 as a Managing Director. Dr. Sanborn has an extensive background in life sciences as venture lender, venture capitalist, business development/technology commercialization executive for biotechnology startup and midsize companies, and as academic researcher. Prior to joining our Company Dr. Sanborn was Senior Vice President and Director of Life Science Venture Lending at Comerica Bank in San Diego from November 2005 to October 2007. From September 2000 to July 2005, Dr. Sanborn served as Principal/Fund Manager at IngleWood Ventures, an early-stage life science venture fund in San Diego. Prior to IngleWood Ventures, Dr. Sanborn was Director of Technology Commercialization at Stratagene from November 1997 to December 1999, and Vice President of Business Development for Phenogenex, a spinout from Stratagene, from January 2000 to August 2000. Dr. Sanborn was a Technical Sales Representative for Strategene from June 1996 to April 1998. Dr. Sanborn received a Ph.D. in Molecular Biology from Cornell University/Sloan-Kettering Institute joint graduate program, and attended Oberlin College and Tertu University for her undergraduate degree.

Jason Sanders joined our Company in August 2007 as a Managing Director. Prior to joining the Company, during various periods between August 2004 to August 2007 Mr. Sanders was the President of Fifteen Asset Management and the Chief Operating Officer of Fifteen Group, an opportunity-driven, full-service real estate organization. From August 2001 to August 2004 Mr. Sanders served as the general partner for several funds managed by Crosslink Capital, a multi-stage venture capital fund. From July 1993 to June 1995 Mr. Sanders was a management consultant with CSC Index, focused on re-engineering operations of major public and private companies. Mr. Sanders received a B.S. in economics from the Wharton School at the University of Pennsylvania.

Board of Directors

The number of directors is currently fixed at four directors.

Our Board of Directors is divided into three classes. One class holds office for a term expiring at the annual meeting of stockholders to be held in 2008, a second class holds office for a term expiring at the annual meeting of stockholders to be held in 2009, and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2010. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Mr. Badavas and Mr. Chow’s terms expire in 2008 and Mr. Woodward’s term expires in 2009, and Mr. Henriquez’s term expires in 2010. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Compensation of Directors

The compensation committee engages an outside compensation consultant to review the competitiveness and effectiveness of our director compensation program relative to market practices within a comparison group of peers based on market size, industries, geographic regions and other factors, as previously discussed in the Compensation Discussion and Analysis. The compensation committee historically has retained Watson Wyatt Worldwide, Inc. to act as its compensation consultant regarding independent director compensation. The consultant recommends to the compensation committee the mix of cash versus equity compensation to be offered as well as the types of long-term incentives to be granted.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Robert P. Badavas	$262,686	$3,133	$6,532	$—	$272,351
Joseph W. Chow	307,984	3,133	6,532	—	317,649
Allyn C. Woodward, Jr.	322,984	6,265	13,064	—	342,313
Manuel A. Henriquez(4)	—	—	—	—	—

(1)	During 2007, Messrs. Badavas, Chow and Woodward were awarded additional fees of $151,690, $196,984 and $196,984, respectively. Messrs. Badavas, Chow and Woodward elected to receive 6,668, 10,000 and 10,000 shares of our common stock, respectively, in lieu of a portion of the cash payment. The total value of the shares issued for services in fiscal 2007 was $151,690, $196,984 and $196,984 for Messrs. Badavas, Chow and Woodward, respectively.
(2)

The column represents the dollar amount recognized as an expense during 2007 for financial statement reporting purposes with respect to restricted stock awarded to directors during 2007. Restricted stock awarded to directors are charged to expense in the Company’s financial statements as earned based on the fair market value of such awards as determined on their grant dates. During 2007 we granted Messrs. Badavas, Chow and Woodward total restricted stock awards of 1,667, 1,667 and 3,334, respectively. See the discussion set forth under “2006 Non-Employee Director Plan” below.

(3)	On October 10, 2007, we received exemptive relief from the SEC to issue stock options to our non-employee directors, and during 2007 we granted Messrs. Badavas, Chow and Woodward total options awards of 5,000, 5,000 and 10,000, respectively. The column represents the dollar amount recognized as an expense during 2007 for financial statement reporting purposes with respect to restricted stock awarded to directors during 2007.
(4)	As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as Chief Executive officer of the company is disclosed in the Summary Compensation Table as set forth herein.

As compensation for serving on our Board of Directors, each of our independent directors receives an annual fee of $50,000 and the chairperson of each committee receives an additional $15,000 annual fee. Each independent director also receives $2,000 for each Board of Directors or committee meeting they attend, whether in person or telephonically. Employee directors and non-independent directors will not receive compensation for serving on the Board of Directors. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors meetings.

Directors do not receive any perquisites or other personal benefits from the Company.

Under current SEC rules and regulations applicable to BDCs, a BDC may not grant options to non-employee directors, unless it receives exemptive relief from the SEC.

The Company filed an exemptive relief request with the SEC to allow options to be issued to its non-employee directors, which was approved on October 10, 2007.

On June 21, 2007, the shareholders approved amendments to the 2004 Equity Incentive Plan and the 2006 Non-Employee Director Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. See Note 6 to our Consolidated Financial Statements included for the year ended December 31, 2007 included herein.

Committees of the Board of Directors

Audit Committee. Our Board of Directors has established an audit committee. The audit committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of 1940 Act. Mr. Badavas currently serves as Chairman of the audit committee and is a financial expert as defined under Nasdaq rules. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. During the last fiscal year, the audit committee held seven meetings.

Valuation Committee. Our Board of Directors has established a valuation committee. The valuation committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Chow currently serves as chairman of the valuation committee. The valuation committee is responsible for reviewing and recommending to the full Board of Directors the fair value of debt and equity securities that are not publicly traded in accordance with established valuation procedures. The valuation committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. During the last fiscal year, the valuation committee held four meetings.

Compensation Committee. Our Board of Directors has established a compensation committee. The compensation committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the compensation committee. The compensation committee determines compensation for our executive officers, in addition to administering our 2004 Equity Incentive Plan, as amended, and the 2006 Non-Employee Director Plan, as amended. During the last fiscal year, the compensation committee held 14 meetings.

Nominating and Corporate Governance Committee. Our Board of Directors has established a nominating and corporate governance committee. The nominating and corporate governance committee is comprised of Messrs. Chow, Badavas and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the nominating and corporate governance committee. The nominating and corporate governance committee will nominate to the Board of Directors for consideration candidates for election as directors to the Board of Directors. During the last fiscal year, the nominating and corporate governance committee held one meeting.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of the Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the board of directors.

Compensation of Executive Officers

Compensation Discussion and Analysis

Overview of the Compensation Program

Under SEC rules applicable to business development companies, or BDCs, we are required to set forth certain information regarding the compensation of certain of our executive officers, describing our executive officer compensation strategy, the components of our compensation program, and the manner in which the program performed. This section presents the detailed compensation arrangements for our named executive officers for fiscal year 2007. For fiscal year ended December 31, 2007, our named executive officers (“NEOs”) and their titles were as follows:

•	Manuel A. Henriquez, Chief Executive Officer (“CEO”)

•	David M. Lund, Chief Financial Officer

•	H. Scott Harvey, Chief Legal Officer

•	Samir Bhaumik, Senior Managing Director and Technology Group Head

•	Parag I. Shah, Senior Managing Director and Life Science Group Head

In addition, the compensation committee is required to explain the rationale and considerations that led to the executive compensation decisions affecting the Company’s NEOs. In fulfillment of these requirements, the compensation committee, at the direction of the Company’s Board of Directors, has prepared this compensation discussion and analysis report.

Compensation Philosophy

The compensation and benefit programs of Hercules Technology Growth Capital, Inc. adopted by our compensation committee are designed with the goal of providing compensation that is fair, reasonable and competitive. The key elements of our compensation philosophy include:

•	designing compensation programs that enable us to attract and retain the best talent in the industries in which we compete;
•	using long-term equity retention and incentive awards to align employee and shareholder interests;

•	aligning executive compensation packages with the Company’s performance; and

•	ensuring that our compensation program complies with the requirements of the Investment Company Act of 1940.

The programs as adopted by the compensation committee are intended to help us align the compensation paid to our executive officers with corporate and executive performance goals that have been established to achieve both our short-term and long-term objectives. We also believe that the compensation programs should enable us to attract, motivate, and retain key employees who will contribute to our future success.

We have designed compensation programs based on the following:

•

Achievement of Corporate Objectives and Executive Performance Factors—We believe that the best way to align compensation with the interests of our shareholders is to link executive compensation with individual performance and contributions along with the achievements of certain corporate objectives. The compensation committee determines executive compensation consistent with the achievement of certain corporate objectives and executive performance factors that have been established to achieve short-term and long-term objectives of the Company.

•

Discretionary Annual Bonus Pool—Over the course of the year, the compensation committee, together with inputs from our CEO, develops a range of the amount likely to be available for the discretionary annual cash bonus pool. The range for this bonus pool is dependent upon the Company’s current financial outlook and executive performance contributing to achieving our corporate objectives, and is subject to the sole discretion of the compensation committee. This range is further refined during our third and fourth fiscal quarters into a specified pool to be used for discretionary annual cash bonuses. When executive performance exceeds expectation and performance goals established during the year, compensation levels for the executive may exceed the specified pool amount at the discretion of our compensation committee. When executive performance falls below expectations, compensation levels may fall below the specified pool amount.

•

Competitiveness and Market Alignment—Our compensation and benefits programs are designed to be competitive with those provided by companies with whom we compete for investment professionals and to be sufficient to attract and retain the best talent from an increasingly competitive market for top performers within the industries in which we compete. We compete for talent with venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies including certain specialized commercial banks. Thus, we believe that our employee compensation plans should be designed to be competitive in the businesses in which we compete sufficient to attract and retain talent. Our benefit programs, which include general health and welfare benefits, consisting of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan, are designed to provide competitive benefits and are not based on performance. As part of its annual review process, the compensation committee reviews the competitiveness of the Company’s current compensation levels of its key employees and executives relative to that of our peers identified on page 6 with a third-party compensation consultant.

•

Alignment with Requirements of the 1940 Act—Our compensation program must align with the requirements of the 1940 Act, which imposes certain limitations on the structure of a BDC’s compensation program. For example, the 1940 Act prohibits a BDC from maintaining an incentive stock option award plan and a profit sharing arrangement simultaneously. As a result, if a BDC has an incentive stock option award plan, it is prohibited from using specific measurements commonly applied to non-BDC companies or a profit sharing arrangement such as a carried interest formula, a common form of compensation in the private equity industry, as a form of compensation. These limitations and other similar restrictions imposed by the 1940 Act limit the compensation arrangements that can be utilized in order to attract and retain key employees.

Components of Total Compensation

The compensation committee determined that the compensation packages for 2007 for our NEOs should consist of the following three key components:

•	Annual base salary;

•	Annual cash bonus based on corporate and executive performance factors; and

•	Long-term equity incentive and retention awards in the form of stock option and/or restricted stock awards.

Annual Base Salary

Base salary is designed to attract and retain experienced executives and key employees who can drive the achievement of our goals and objectives. While our NEOs’ initial base salaries are determined by an assessment of competitive market levels for comparable experience and responsibilities, the performance factors used in determining changes in base salary include individual performance, changes in role and/or responsibility and changes in the competitive market environment.

Annual Cash Bonus

The annual cash bonus is designed to reward our NEOs that have achieved certain corporate objectives and executive performance factors. The amount of the annual cash bonus is determined by the compensation committee on a discretionary basis and is dependent on the achievement of certain quantitative and qualitative executive performance factors, as described herein, during the year. The compensation committee established these performance factors because it believes they are related to our achievement of both short-term and long-term corporate objectives and the creation of shareholder value.

Long-Term Equity Incentive and Retention Awards

The compensation committee’s principal goal in awarding incentive stock options and/or restricted stock is to retain as well as align each executive’s interests with our success and the long-term financial interests of its stockholders, by linking a portion of the executive’s compensation with the performance of the Company and the value delivered to stockholders. The compensation committee evaluates a number of criteria, including the past service of each executive and employee, the present and potential contributions of such executive and employee to our success, years of service, position, and such other factors as the compensation committee believes to be relevant in connection with accomplishing the purposes of the long-term goals of the Company. The compensation committee neither assigns a formula, nor assigns specific weights to any of these factors when making its determination of the executives’ long-term incentive awards. The compensation committee awards incentive stock options and/or restricted stock on a subjective basis, and such awards depend in each case on the performance of the executive under consideration, and in the case of new hires, on their potential performance.

Option awards under the 2004 Equity Incentive Plan are generally awarded upon initial employment and on an annual basis thereafter. Options generally vest one-third one year after the date of grant and ratably over the succeeding 24 months.

On May 2, 2007, we were approved for exemptive relief by the SEC in order to permit us to issue restricted stock pursuant to the 2004 Equity Incentive Plan (the “2004 Plan”) and the 2006 Non-Employee Director Plan (the “2006 Plan”) (together, the “Plans”).

On June 21, 2007, the shareholders approved amendments to the Plans allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of our stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by our Company during the terms of the Plans. The approved amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of our outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of our outstanding warrants, options and rights issued to our directors, officers and key employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities. Eligibility includes all of our key employees. Each grant of restricted stock under the 2004 Plan to our key employees, including our NEOs, shall contain such terms and conditions, including consideration and vesting, as our Board of Directors deems appropriate and as allowed for within the provisions of the 2004 Plan.

We believe that the issuance of stock options and/or restricted stock permits us to provide long-term incentives to attract experienced business professionals who might otherwise elect to become employed with private equity, mezzanine lenders, venture capital funds or hedge funds.

Benefits and Perquisites

Our executive officers receive the same benefits and perquisites as our full-time employees. Other than the benefits described below, our executive officers do not receive any other benefits, including retirement benefits, or perquisites from the Company. We provide our executives with certain benefits to assist in remaining competitive in the marketplace. All executive officers and other full-time employees receive general health and welfare benefits, which consist of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. Prior to 2007, our 401(k) plan did not provide for a match of contributions by the Company. Beginning in 2008, the Company will contribute up to $3,000 per full-time employee to the 401(k) plan.

Tax and Accounting Implications

Stock-Based Compensation. We account for stock-based compensation, including options and restricted shares granted pursuant to our 2004 Plan in accordance with the requirements of SFAS No. 123R. Under the provisions of SFAS No. 123R, we estimate the fair value of our employee stock awards at the date of grant using the Black-Scholes option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. The expected stock price volatility assumption was determined using an historical index which combines the volatility of our stock with selected BDC stocks over the relevant term for our outstanding equity instruments. We use this historical index due to the limited history of our stock. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value employee stock-based awards granted in future periods.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to executive officers, the compensation committee considers the income tax consequences to the Company of its compensation policies and procedures. The compensation committee intends to balance its objective of providing compensation to NEOs that is fair, reasonable, and competitive with the Company’s capability to take an immediate compensation expense deduction. The Board of Directors believes that the best interests of the Company and its stockholders are served by executive compensation programs that encourage and promote the Company’s principal compensation philosophy, enhancement of shareholder value, and permit the compensation committee to exercise discretion in the design and implementation of compensation packages. Accordingly, the Company may from time to time pay compensation to its executive officers that may not be fully tax deductible. Stock options granted under our stock plan, generally intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), may exceed the deductibility of non-performance-based compensation paid to certain covered employees whose compensation exceeds $1 million in any year. Also, the restricted stock awards we may or have granted to date are not eligible for this deduction. We will continue to review the Company’s executive compensation plans periodically to determine what changes, if any, should be made as a result of the limitation on deductibility.

Establishing Compensation Levels

Role of the Compensation Committee

The compensation committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, independent directors as defined by Nasdaq Global Market rules, and are not “interested persons” of our Company, as defined by Section 2(a)(19) of the 1940 Act. The compensation committee currently consists of Messrs. Woodward (Chairman), Badavas and Chow.

The compensation committee operates pursuant to a charter that sets forth the mission of the compensation committee and its specific goals and responsibilities. The compensation committee charter is available on our website at www.herculestech.com. A key component of the compensation committee’s goals and responsibilities is to evaluate and make recommendations to the Board of Directors regarding the compensation of the CEO and other executive officers of the Company, and their performance relative to their compensation, and to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed earlier, including internal equity considerations, competitive practice, and the requirements of applicable law and the appropriate regulatory bodies. In addition, the compensation committee evaluates and makes recommendations to the Board of Directors regarding the compensation of the directors for their services. Annually, the compensation committee:

(i)	reviews and approves corporate goals and objectives relevant to the CEO and other executive officers’ total compensation, evaluates the CEO’s performance to ensure that the compensation program is designed to achieve the objective of rewarding our CEO appropriately for his contributions to corporate performance;

(ii)	reviews the CEO’s evaluation of other executive officers’ and key employees’ performance to ensure that the compensation program is designed to achieve the objectives of rewarding our other executive officers appropriately for their contributions to corporate performance;

(iii)	determines and approves the compensation paid to the Company’s CEO; and

(iv)	together with our CEO’s input, reviews and approves the compensation of our other executive officers and key employees.

Periodically, the compensation committee reviews our incentive compensation plans and perquisites, if any, to ensure that such plans are consistent with our goals and corporate objectives and appropriately align executive officers’ and key employees’ interests with those of the Company’s shareholders, making recommendations to the Board of Directors regarding adoption of new employee incentive compensation plans and equity-based plans. The compensation committee administers our stock incentive arrangements with our officers and key employees. The compensation committee may not delegate its responsibilities discussed above.

Role of Management

The key member of management involved in the compensation process is our CEO, Manuel A. Henriquez. Mr. Henriquez identifies and proposes certain corporate and executive performance factors that have been established to achieve short-term and long-term corporate objectives that are used by the compensation committee to determine total compensation. Over the course of the year our CEO provides inputs to the compensation committee with his recommendations for the funding level for our discretionary annual cash bonus pool as it applies to our NEOs, other than himself, and key employees. These recommendations are based upon his evaluation of our current financial outlook and the performance of our other executives and key employees, including their contributions to achieving our short-term and long-term corporate objectives as they relate to each executive’s and key employees’ specific roles and responsibilities within our company. Mr. Henriquez’s recommendations are presented to the compensation committee for their review and approval, but he is not a member of the compensation committee and is not involved in the deliberations of the compensation committee.

The compensation committee makes all decisions with respect to compensation of all of our NEOs, including the allocation between long-term and current compensation, subject to review and approval by the full Board of Directors. Our compensation committee meets outside of the presence of our CEO when reviewing and determining his compensation.

Role of the Compensation Consultant

During 2007 the compensation committee engaged Watson Wyatt Worldwide, Inc., an independent outside compensation consultant, to review the competitiveness and effectiveness of our employee compensation program relative to market practices and business goals. The consultant reviews overall compensation levels and the relationship of our financial performance to actual compensation levels received over the previous year. During our fiscal year 2007, we compensated Watson Wyatt approximately $43,000 for its services. Watson Wyatt Worldwide, Inc. has been engaged by the compensation committee for this service since the 2005 fiscal year.

The consultant recommends to the compensation committee adjustments in the mix of cash versus equity compensation to be offered as well as the types of long-term incentives to be granted for each position reviewed. The consultant makes suggestions related to the types of performance factors to be used in our annual and long-term plans consistent with our business strategies and presents the relevant practices of comparative group companies. Given the Company’s complex business requiring investment professionals with specialized knowledge and experience coupled with the fact that many of the company’s direct competitors for such talent are venture capital funds, venture debt funds or private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, specific compensation information with respect to the Company’s direct competitors typically is not publicly available. There are a limited number of published survey sources that have a primary focus on the venture capital and private equity industry and that provide annualized information on long-term incentive plans in the industry, which typically take the form of carried interest. The consultant incorporated data from broader market survey sources such as Mercer Private Equity Survey and Dow Jones—Holt Private Equity Analyst Survey as part of its analysis. The consultant, together with inputs from the CEO and the compensation committee developed a list of comparative group companies, primarily other BDCs, based on market size, industries, geographic regions and other factors to be used for compensation and financial analyses.

The comparative group in total included 17 business development companies and one bank. The compensation committee primarily looks to the core peer companies in performance of its compensation comparisons. Due to the limited number of core peer companies and limited compensation information available with respect to public, externally managed BDCs, the compensation committee expanded its analysis to include the addition reference companies as a source of additional comparative, competitive compensation data.

Core Peer Companies included the following companies:

Ares Capital Corporation	MVC Capital Corporation
Bridge Capital Holdings	NGP Capital Resources Company
Blackrock Kelso Capital Corp.	Patriot Capital Funding, Inc.
Gladstone Capital Corp.	Prospect Capital Corporation
MCG Capital Corporation	TICC Capital Corporation

Additional Reference Companies included the following companies:

Allied Capital Corporation	Kohlberg Capital Corp.
American Capital Strategies, Ltd.	Harris & Harris Group, Inc.
Apollo Investment Corporation	SVB Financial Group
Capital Southwest Corporation	Triangle Capital Corporation

Many of our direct competitors for talent are non-public, private partnerships without external financial reporting requirements. As a result, specific compensation with respect to these competitors typically is not publicly available. We rely on our compensation consultant to provide competitive salary and other compensation information regarding our competitors in both our business and for recruiting executive officers and other key employees from venture capital funds and/or private equity firms as well as other industry compensation surveys such as The 2007 Private Equity Compensation Report published by Glocap Search and Thomson Financial, which provides detailed data regarding later-stage private equity, early-stage venture capital and private equity fund of funds.

During 2007, the consultant also prepared summary analyses of total compensation for the compensation committee with respect to each of the NEOs and our key employees. Our key employees are responsible for generating investment leads and qualifying potential investments for the Company. These summaries included all forms of current total compensation, including salary, discretionary cash bonus pay-outs, long-term incentives, and employee benefits.

The consultant shared preliminary findings with the Chair of the compensation committee and presented the full report to the compensation committee. The compensation committee reviewed the information provided by the consultant, including the summary analyses of key elements of compensation paid to each of the peer group executives and key employees. In 2007, using the information previously provided by the consultant, the compensation committee determined the appropriate short-term and long-term compensation for the CEO, and reviewed and approved the recommendations from our CEO of the appropriate short-term and long-term compensation for each of the other NEOs and key employees. The compensation committee believes that our compensation program also appropriately balances cash and equity compensation.

Company Compensation Policies

The compensation committee reviews the performance factors which relate to achieving corporate objectives to determine the compensation provided to our executives and key employees, including our NEOs. Compensation levels for executives are determined based on their performance and the achievement of certain corporate objectives and executive performance factors that have been established to achieve our short-term and long-term corporate objectives.

In determining the individual compensation for the Company’s executives and key employees, the compensation committee considers the total compensation to be awarded to each executive and key employee, and exercises discretion in determining the portion allocated to the various performance factors of total compensation. We believe that the focus on total compensation provides the ability to align compensation decisions with short-term and long-term needs of the business. This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated compensation plans to its executives and key employees. In determining the 2007 compensation packages for the Company’s executives and key employees, the compensation committee considered certain attributes, specifically the demonstrated skill level, including special or unique knowledge, cumulative experience, level of responsibility, decision making authority, and caliber of overall performance. Based on these considerations, the compensation committee determined what it believed to be the appropriate short term cash and long-term equity compensation for each of our NEOs.

Use of Comparative Compensation Data

The compensation committee annually reviews comparative compensation data, including reports provided by our outside compensation consultant, noted above, as well as other industry compensation surveys such as The 2007 Private Equity Compensation Report published by Glocap Search and Thomson Financial, which provides detailed data regarding later-stage private equity, early-stage venture capital and private equity fund of funds. Comparative compensation data reviewed by the compensation committee also includes the Company’s key employees’ salary history, scope of responsibilities and promotion history, and other factors deemed relevant by the compensation committee as discussed below. The compensation committee uses the comparative compensation data to obtain an overview of all elements of actual and potential future compensation for its NEOs so that the compensation committee may analyze individual elements of compensation as well as the aggregate total amount of actual and projected compensation for each NEO. The use of comparative compensation data also enables the compensation committee to consider total compensation for all NEOs together with the attributes discussed above when considering internal pay equity among the Company’s NEOs.

Upon the compensation committee’s use of comparative compensation data, the committee determined that 2007 annual compensation amounts and awards for our CEO and the other NEOs as well as certain key employees were within a reasonable range with compensation of our listed comparative group of companies and were appropriately aligned with the compensation committee’s expectations.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs and certain key employees that is fair, reasonable, and competitive. To achieve this goal, we believe it is important to compare compensation paid to each NEO not only with compensation at companies in our comparative group, as discussed above, but also with compensation paid to each of our other NEOs and certain key employees internally. Such an internal comparison is important to ensure that compensation is equitable among our NEOs and certain key employees.

As part of the compensation committee review, we made a comparison of our CEO’s total compensation paid in 2006 and 2007 against that paid to our other NEOs’ during the same years. Upon review, the committee determined that the CEO’s compensation relative to that of the other NEOs’ was justified relative to the compensation paid to our other NEOs’ and certain key employees. The compensation committee also reviewed the mix of the individual elements of compensation paid to the CEO and the other named NEOs and certain key employees in 2006 and 2007. In the course of its review, the compensation committee also considered the individual performance of each NEO as well as certain key employees and any changes in responsibilities of the NEO and certain key employees. Based on its review, the compensation committee determined that our CEO’s total compensation comprised of base salary, annual cash bonus and long-term equity incentive and retention awards was properly aligned in comparison to our compensation paid to the other NEOs and met our internal pay equity.

Benchmarking

We do not specifically benchmark the compensation of our executive officers against that paid by other companies with publicly traded securities. This is because we believe that our primary competitors in both our business and for recruiting executive officers and other key employees are venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies including certain specialized commercial banks. Many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys, such as those noted above and from other private sources may become available to us with regard to these private equity firms, we believe that without accurate, publicly disclosed information on these private entities that would serve as benchmarks, it is inappropriate for us to set formal benchmarking procedures.

Assessment of Corporate Performance

In determining the 2007 discretionary annual cash bonuses for the executives, the compensation committee considered the achievement of certain corporate objectives, executive performance factors and individual performance of certain of our key employees, as critical to achieving our short-term and long-term corporate objectives. Listed below are the most significant performance factors for 2007 taken into account:

•	Levels of new origination activities of new investment opportunities executed during 2007;

•	Levels of actual fundings to new and existing portfolio companies;

•	Total Investment Income growth year over year;

•	Total Net Investment Income growth year over year;

•	Realized and unrealized gains and losses comparison year over year;

•	Yield to maturity and effective yield of the investment portfolio compared to prior periods;

•	Overall credit performance of the total investment portfolio;

•	Operating efficiency performance;

•	Growth of the overall investment portfolio;

•	Adding resources and expanding the organizations at all levels, including adding and retaining our key employees within the organization as the organization continues to grow;

•	Improving and innovating the company’s information systems;

•	Maintaining appropriate dividend distributions to shareholders; and

•	Raising additional equity and debt capital.

During 2007, we achieved numerous strategic and operational milestones and corporate objectives, including but not limited to the following:

•	increased total investment income to $53.9 million, representing an 83% year over year increase;

•	increased net investment income to $32.5 million, representing a year over year growth of 192%;

•	increased net income to $42.4 million or $1.50 per share, representing a 273% increase year over year growth;

•	generated $2.8 million in net realized gains and generated $7.3 million in net unrealized gains;

•	successfully achieved full principal recovery on various portfolio companies in workout and distress situations;

•	completed a secondary offering raising approximately $128 million in net proceeds from the sale of our common stock at a per share price above net asset value;

•	increased our credit facility from $150 million to $250 million while diversifying our warehouse lenders;

•	invested approximately $367 million of capital to new and existing portfolio companies;

•	declared $1.20 in dividends to stockholders from net investment income; and

•

successfully added to and expanded our organizational capabilities through growth in investment professionals in our Palo Alto headquarters and our regional offices in Boston, MA, Boulder, CO, and San Diego, CA.

Determination of 2007 Annual Base Salaries of Our CEO and Other NEOs

The compensation of the CEO and other NEOs is determined based on the achievement of certain corporate and individual performance objectives discussed above. 2007 was a year of continued progress in achieving the objectives that contribute to the long-term success of the Company. The compensation committee acknowledged the fact that, while management had achieved numerous strategic investment and operational goals and objectives for the year, market conditions had resulted in a significant reduction in the Company’s stock price during the latter half of 2007, which adversely affected total return to stockholders for the year.

In determining the amount of each NEO’s and certain key employee’s base salary the compensation committee considers the scope of their responsibilities, taking into account available competitive market compensation paid by other companies for similar positions as discussed above. The compensation committee considered the CEO’s experience, performance, and contribution to our overall corporate performance when determining his base salary for 2007. Base salaries for our other NEOs and certain key employees were also set by the compensation committee, together with the CEO’s input, based upon each NEOs individual experience and contribution to the overall performance of our Company.

Base salaries for our executive officers and certain key employees are intended to be competitive with the compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses of comparable size. In order to attract and retain the outstanding levels of key employees that we need, the compensation committee reviews the Company’s base salaries relative to those offered by our comparative group companies and venture capital funds and private equity firms, mezzanine lenders, hedge funds, and other specialty finance companies. Some variation relative to the salaries of the listed comparative group companies and venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, is allowed when, in the judgment of management and/or the compensation committee, as appropriate, the value of the executive’s experience, performance and specific skill set justifies variation. Upon review, the compensation committee determines whether adjustments to certain NEOs’ and certain key employees’ salaries are necessary to realign salaries with the competitive market for a given position, to recognize NEOs’ or key employees’ assumption of significant additional responsibilities and related performance increases, or to achieve an appropriate compensation level due to promotion or other internal equity matters. The compensation committee makes all decisions with respect to the base salary compensation of the CEO and together with the Company’s CEO evaluates and approves the Company’s other NEOs and key employees. Our compensation committee meets outside of the presence of our CEO when reviewing and determining his base salary compensation.

The compensation committee approved an annual base salary increase for our CEO, effective January 1, 2007, in February of 2007, and approved an annual base salary increase, effective January 1, 2008 in February of 2008. The compensation committee approved annual base salary increases for our other NEOs in December of 2007. Salaries for our NEOs as a group were, on average, raised 21% over their beginning fiscal year 2007 base salaries which had been previously set in June 2006, and were based on changes to their responsibilities, performance and experience, as well as competitive information from our compensation consultant. Following is a table of the annual base salaries for our NEOs as set during the preceding two years:

	Beginning Fiscal Year 2008 Base Salary	Beginning Fiscal Year 2007 Base Salary	Total Percent Increase
Manuel A. Henriquez	$700,000	$600,000	16.7%
David M. Lund	$250,000	$200,000	25.0%
H. Scott Harvey	$210,000	$190,000	10.5%
Samir Bhaumik	$270,000	$210,000	28.6%
Parag I. Shah	$315,000	$210,000	50.0%

Determination of 2007 Annual Cash Bonus for Our NEOs and Key Employees

Over the course of the year the compensation committee, together with input from our CEO, developed a specific bonus pool for the 2007 operating year to be available for our discretionary annual cash bonus program. The amount determined to be available for this bonus program was at the discretion of the compensation committee, and was dependent upon many factors as outlined previously, including, but not limited to, our current financial performance and performance related contributions of our NEOs and certain key employees in achieving our performance objectives.

The annual cash bonus is an “at risk” discretionary compensation that is designed to motivate our NEOs and key employees to achieve financial and non-financial goals that are consistent with the Company's 2007 operating plan. At risk discretionary compensation means that it is up to the compensation committee to determine whether any cash bonus amount will be awarded to any of our eligible key employees. In determining the amount of a NEO’s and key employee’s variable compensation—the annual cash bonus—the compensation committee evaluates the performance of our NEOs and certain key employees and considers the NEOs and certain key employees performance factors identified above. Within those guidelines, the compensation committee considers the overall funding available for such cash bonus awards, the performance of NEOs’ and certain key employees’, and the desired mix between the various components of total compensation. Discretion is exercised in determining the overall total compensation to be awarded to the NEOs and certain key employees. As a result, the amounts delivered in the form of an annual cash bonus are designed to work together in conjunction with base salary to deliver an appropriate total cash compensation level to the NEOs and certain key employees.

We believe that the discretionary design of our variable cash compensation program supports its overall compensation objectives by allowing for significant differentiation of cash compensation based on executive performance and by providing the flexibility necessary to ensure that overall compensation packages for our NEOs and certain key employees are competitive relative to our market.

We typically determine and award cash bonuses for our NEOs and certain key employees during the first quarter of the following year. In evaluating the performance of our NEOs and certain key employees to arrive at their 2007 cash bonus awards, the compensation committee considered the performance factor achievements against our corporate objectives as discussed above under Assessment of Corporate Performance. In addition, the compensation committee, after considering all factors discussed above, noted that all NEOs and key employees met, or substantially achieved, all aspects of, the compensation committee’s performance factors in all critical performance areas. The compensation committee also reviewed the CEO’s evaluation of the NEOs and certain key employee’s performance achievements. When a NEO’s or key employee’s performance exceeds expectations and performance goals established during the year, actual cash bonus compensation for the NEO or key employee may exceed the specified bonus pool amount at the discretion of our compensation committee.

In February 2008, after due deliberation, the compensation committee awarded the following annual cash bonuses to our NEOs relating to their performance during the year ending December 31, 2007:

2007 Annual Cash Bonus
Manuel A. Henriquez	$1,000,000
David M. Lund	$160,000
H. Scott Harvey	$145,000
Samir Bhaumik	$336,000
Parag I. Shah	$325,000

Long-term Equity Retention and Incentive Awards

Our principal objective in awarding incentive stock option and/or restricted stock awards to eligible NEOs and key employees is to retain and align each NEO's and key employee’s interests with our success and the financial interests of our stockholders by linking a portion of such NEOs or key employee’s compensation with the Company’s long-term goals. We continue to believe that the use of stock and stock-based awards offers the best approach to achieving our retention and long-term performance goals. Our equity program is designed to encourage our key employees to work with a long-term view of the Company’s performance and to reinforce their long-term affiliation with the Company by imposing vesting schedules over several years of employment. The compensation committee awards incentive stock option and/or restricted stock awards on a discretionary basis and such awards depend in each case on the performance of the executive or key employee under consideration, and in the case of new hires, their potential performance. Incentive stock option awards are priced at the closing price of the stock on the date the compensation committee meets and the grant is issued.

Determination of 2007 Long-term Equity Incentive Awards for Our NEOs

The compensation committee reviewed the performance of our NEOs and certain key employees following the end of our 2007 fiscal year relative to the long-term equity incentive and retention awards program the compensation committee administers. As a result of these deliberations, the compensation committee awarded the following long-term equity incentive and retention awards, in the form of restricted stock and stock options to our NEOs related to their 2007 year’s performance as set forth in the table below. The value of the stock option awards was determined using the Black Scholes Methodology. The stock options were granted with an exercise price of $12.20 per share which was the Company’s closing stock price on February 25, 2008, the effective date of grant. Each stock option award was subject to a three year vesting schedule. The value of the restricted stock was determined to be the company’s closing price on February 25, 2008, the date of the grant. Each restricted stock award was subject to a four year forfeiture schedule.

	2007 Restricted Stock Award (granted 2/25/2008)	Fair Value of Restricted Stock Awards	2007 Stock Option Award (granted 2/25/2008)	Black—Scholes Value of Option Awards
Manuel A. Henriquez	56,250	$686,250	250,716	$232,148
David M. Lund	16,000	$195,200	35,817	$33,164
H. Scott Harvey	15,000	$183,000	15,043	$13,929
Samir Bhaumik	23,000	$280,600	71,633	$66,328
Parag I. Shah	36,000	$439,200	204,155	$189,035

Although we have no stock ownership policy, we encourage stock ownership in the Company, as we believe such ownership aligns named executive offer incentives with our best interests.

Potential Payments Upon Termination or Change of Control

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan, as amended), in which there is an acquiring or surviving entity, the Board of Directors may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Board of Directors determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the award, each award will become fully exercisable prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board of Directors, to participate as a stockholder in the covered transaction following exercise, and the award will terminate upon consummation of the covered transaction. A covered transaction includes the following: (i) a merger or other transaction in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities; (ii) a sale of substantially all of the company’s assets; (iii) a dissolution or liquidation of the company; or (iv) a change in a majority of the Board of Directors’s composition unless approved by a majority of the directors continuing in office.

No executive officer or employee of the Company has a written employment or severance agreement. As a result, no executive officer is entitled to any severance payments.

Summary Compensation Table

The following table provides information concerning the compensation of the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers for fiscal 2007 and 2006.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Restricted Stock Awards ($)(3)	Option Awards ($)(4)		All Other Compensation ($)(5) (11)	Total ($)
Chief Executive Officer
Manuel A. Henriquez	2007	$590,791	$1,000,000	—	$498,161	(6)	—	$2,088,952
	2006	466,667	1,000,000	—	279,200	(6)	—	1,745,867

Chief Financial Officer
David M. Lund	2007	202,083	160,000	—	51,263	(7)	—	413,346
	2006	180,000	100,000	—	26,900	(7)	—	306,900

Chief Legal Officer
H. Scott Harvey	2007	190.000	145,000	—	85,961	(8)	—	420,961
	2006	170,000	100,000	—	66,800	(8)	—	336,900

Senior Managing Director
Samir Bhaumik	2007	206,306	336,000	—	61,549	(9)	—	603,855
	2006	195,417	25,000	—	43,400	(9)	—	263,817

Senior Managing Director
Parag I. Shah	2007	221,063	325,000	—	91,965	(10)	—	638,028
	2006	195,417	272,500	—	41,500	(10)	—	509,417

(1)	Salary column amounts represent base salary compensation received by each NEO for the listed fiscal year.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year.
(3)	The Company did not award restricted stock to any NEOs during 2007. However, pursuant to the terms of the 2004 Plan, NEOs were granted restricted stock awards during the first quarter of 2008. See the information set forth under 2004 Plan included herein.
(4)	Option Awards column amounts represent the portion of the grant date fair value of the stock option grants made to the NEOs during 2007 and in prior years that was recognized as expense for financial reporting purposes during 2007 in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-based Payments.” See Note 1 to the Company’s Consolidated Financial Statements for the year ended December 31, 2007 included herein regarding assumptions underlying valuation of equity awards.
(5)	The Company did not make contributions to its 401(K) Plan on behalf of any of the NEOs during 2007, however it intends to do so during 2008.
(6)	Represents expense in 2007 and 2006 for options to purchase 1,152,400 shares and 702,400 shares, respectively, of our common stock issued under our 2004 Plan, as amended.
(7)	Represents expense in 2007 and 2006 for options to purchase 120,000 shares and 85,000 shares, respectively, of our common stock issued under our 2004 Plan, as amended.
(8)	Represents expense in 2007 and 2006 for options to purchase 201,000 shares and 171,000 shares, respectively, of our common stock issued under our 2004 Plan, as amended.
(9)	Represents expense in 2007 and 2006 for options to purchase 149,900 shares and 137,900 shares, respectively, of our common stock issued under our 2004 Plan, as amended.
(10)	Represents expense in 2007 and 2006 for options to purchase 217,900 shares and 137,900 shares, respectively, of our common stock issued under our 2004 Plan, as amended.
(11)	Officers do not receive any perquisites or other personal benefits from the Company.

Grants of Plan Based Awards

The following table sets forth certain information with respect to the options granted during the fiscal year ended December 31, 2007 to each of our NEOs:

Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)(2)(3)
Chief Executive Officer
Manuel A. Henriquez	01/25/2007	—	450,000	$14.02	$654,124

Chief Financial Officer
David M. Lund	01/25/2007	—	35,000	$14.02	50,876

Chief Legal Officer
H. Scott Harvey	01/25/2007	—	30,000	$14.02	43,608

Senior Managing Director
Samir Bhaumik	01/25/2007	—	12,000	$14.02	17,443

Senior Managing Director
Parag I. Shah	01/25/2007	—	80,000	$14.02	116,289

(1)	The Company did not grant awards of restricted stock to any of its NEOs during 2007. However, pursuant to the terms of the 2004 Plan, NEOs did receive grants of shares of restricted stock during the first quarter of 2008. See the information set forth under “2004 Equity Incentive Plan” included herein.
(2)	Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant.
(3)	The amounts reported in the Options Awards column represents the grant date fair value of the stock option grants made to the Named Executive Officers during 2007 in accordance with the provisions of SFAS No. 123R, “Share-Base Payments”. See Note 1 to the Company’s Consolidated Financial Statements for the year ended December 31, 2007 included herein regarding assumptions underlying the valuation of equity awards.

Outstanding Equity Awards at Fiscal Year End

The following table shows outstanding incentive stock option awards classified as exercisable and unexercisable as of December 31, 2007 for each of the named executive officers:

Name and Principal Position	Incentive Stock Option Awards				Stock Awards(3)
	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested
Chief Executive Officer
Manuel A. Henriquez	125,000	—	$15.00	06/23/11	—	—	—	—
	504,167	100,833	13.00	06/17/12	—	—	—	—
	45,994	51,406	12.14	06/16/13	—	—	—	—
	—	450,000	14.02	01/25/14	—	—	—	—
Chief Financial Officer
David M. Lund	32,222	7,778	13.00	07/15/12	—	—	—	—
	21,250	23.750	12.14	06/16/13	—	—	—	—
	—	35,000	14.02	01/25/14	—	—	—	—
Chief Legal Officer
H. Scott Harvey	12,821	—	15.00	06/23/11	—	—	—	—
	117,500	23,500	13.00	06/17/12	—	—	—	—
	14,167	15,833	12.14	06/16/13	—	—	—	—
	—	30,000	14.02	01/25/14	—	—	—	—
Senior Managing Director
Samir Bhaumik	6,000	—	15.00	12/13/11	—	—	—	—
	31,667	6,333	13.00	06/17/12	—	—	—	—
	44,342	49,558	12.14	06/16/13	—	—	—	—
	—	12,000	14.02	01/25/14	—	—	—	—
Senior Managing Director
Parag I. Shah	5,500	—	15.00	12/13/11	—	—	—	—
	31,667	6,333	13.00	06/17/12	—	—	—	—
	44,578	49,822	12.14	06/16/13	—	—	—	—
	—	80,000	14.02	01/25/14	—	—	—	—

(1)	No options were exercised or transferred during the year ended December 31, 2007.
(2)	Options expiring in 2011 to Messrs. Henriquez and Harvey were 100% vested on the date of grant. Options to Messrs. Bhaumik and Shah expiring in 2011 were 25% vested one year after the date of grant and the remainder will vest ratably over the succeeding 24 months. All other options generally vest 33% one year after the date of grant and the remainder will vest ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant.
(3)	The Company did not make any stock awards during 2007. However, during 2007 the Company received an exemptive order from the SEC permitting it to award restricted stock to its employees under certain conditions, and NEOs received grants of restricted stock during the first quarter of 2008. See the information set forth under “2004 Equity Incentive Plan” and “Compensation of Directors” included herein.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2007 with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, restricted stock and warrants	(b) Weighted-average exercise price of outstanding options, restricted stock and warrants	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders
2004 Equity Incentive Plan(1)	2,900,513	$13.02	4,003,892
2006 Non-Employee Director Plan	26,668	$13.43	973,332
Equity compensation plans not approved by stockholders	—	—	—

Total	2,927,181	$13.02	4,977,224

(1)	No restricted stock awards were granted to employees during fiscal year 2007.

2004 Equity Incentive Plan

Our Board of Directors and our stockholders have approved the 2007 Amendment and Restatement of the Hercules Technology Growth Capital, Inc. 2004 Equity Incentive Plan, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2004 Plan, as amended, our compensation committee may award incentive stock options within the meaning of Section 422 of the Code, or ISOs, to employees, and nonstatutory stock options to employees and employee directors.

Under the 2004 Plan, as amended, we have authorized for issuance up to 7,000,000 shares of common stock. Participants in the 2004 Plan may receive awards of options to purchase our common stock and/or restricted shares, as determined by our compensation committee. Options granted under the 2004 Plan generally may be exercised for a period of no more than ten years from the date of grant unless the option agreement provides for an earlier expiration. Unless sooner terminated by our Board of Directors, the 2004 Plan will terminate on the tenth anniversary of its adoption and no additional awards may be made under the 2004 Plan after that date. The 2004 Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under the 2004 Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2004 Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Under the 2004 Plan, as amended, we are permitted to issue restricted stock to all key employees and all directors of the Company and its affiliates consistent with such terms and conditions as the compensation committee shall deem appropriate. Our compensation committee determines the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Any shares of restricted stock for which forfeiture restrictions have not lapsed at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to the Company and will be available for future awards under this plan.

Our compensation committee administers the 2004 Plan and has the authority, subject to the provisions of the 2004 Plan, to determine who will receive awards under the 2004 Plan and the terms of such awards. Our Compensation Committee has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such option holder.

Upon specified covered transactions (as defined in the 2004 Plan), all outstanding awards under the 2004 Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

As of February 25, 2008 the Board of Directors granted 146,250 shares of restricted stock to our NEOs. Messrs. Henriquez, Lund, Harvey, Bhaumik and Shah received 56,250, 16,000, 15,000, 23,000 and 36,000 shares, respectively,

2006 Non-Employee Director Plan

Our Board of Directors and our stockholders have approved the 2006 Plan, as amended. Under current SEC rules and regulations applicable to BDCs, a BDC may not grant options to non-employee directors. On February 15, 2007, we received exemptive relief from the SEC to permit us to grant options to non-employee directors as a portion of their compensation for service on our Board of Directors. The following is a summary of the material features of the 2006 Plan.

The Company has instituted the 2006 Plan for the purpose of advancing the interests of the Company by providing for the grant of awards under the 2006 Plan to eligible non-employee directors. The 2006 Plan authorizes the issuance to non-employee directors of non-statutory stock options (“NSOs”) to purchase shares of common stock at a specified exercise price per share and/or restricted stock. NSOs granted under the 2006 Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by the Board of Directors on the date of the grant. The amount of the options that may be granted are limited by the terms of the 2006 Plan, which prohibits any grant that would cause the Company to be in violation of Section 61(a)(3) of the 1940 Act.

Under the 2006 Plan, non-employee directors will each receive an initial grant of an option to purchase 10,000 shares of stock upon initial election to such position. The options granted will vest over two years, in equal installments on each of the first two anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. In addition, each non-employee director shall automatically be granted an option to purchase 15,000 shares of stock on the date of such non-employee director’s re-election to the Board of Directors and such grant will vest over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. The compensation committee has the authority to determine from time to time which of the persons eligible under the 2006 Plan shall be granted awards; when and how each award shall be granted, including the time or times when a person shall be permitted to exercise an award; and the number of shares of stock with respect to which an award shall be granted to such person. The exercise price of options granted under the 2006 Plan is set at the closing price of the Company’s market price on the Nasdaq Global Select Market as of the date of grant and will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the staff of the SEC that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

Unless sooner terminated by the Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The 2006 Plan provides that all awards granted under the 2006 Plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act.

The compensation committee will determine the period during which any options granted under the 2006 Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under the 2006 Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee director’s lifetime only by such non-employee director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee director’s services to the Company. Generally, any portion of any options that are exercisable at the time of the termination of the non-employee director’s services to the Company will remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee director’s services to the Company terminated by reason of the non-employee director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee director’s services to the Company not terminated. In addition, if the Board of Directors determines that a non-employee director’s service to the Company terminated for reasons that cast such discredit on the non-employee director as to justify immediate termination of the non-employee director’s options, then all options then held by the non-employee director will immediately terminate.

Under the 2006 Plan, non-employee directors upon initial election to such position after June 21, 2007 will automatically be granted 3,333 shares of restricted stock. The forfeiture restrictions for such initial shares of restricted stock will lapse as to one-half of the restricted stock on the first anniversary of the date of grant and as to an additional one-half of the restricted stock on the second anniversary of the date of grant. In addition, each non-employee director shall automatically be granted 5,000 shares of restricted stock on the date of such non-employee director’s re-election to the Board of Directors and the forfeiture restrictions on such shares will lapse as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates.

During 2007, effective upon the Company’s receipt of the SEC exemptive order, and pursuant to the exemptive relief so provided, each independent director was immediately awarded certain restricted shares in accordance with the terms and conditions outlined within the exemptive order. Specifically, our class I directors, Messrs. Badavas and Chow, were each awarded 1,667 restricted shares that vested prorata monthly over their remaining 1 year term, and our class II director, Mr. Woodward, was awarded 3,334 restricted shares that vest prorate monthly over his remaining 2 year term.

The compensation committee administers the 2006 Plan. Under the 2006 Plan, options and/or restricted stock may be granted from time-to-time for up to a maximum of 1,000,000 shares of common stock. If there is a change in the capital structure of the Company by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board of Directors will make appropriate adjustments to the number and class of shares of stock subject to the 2006 Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation of the Company or other similar events (a “Covered Transaction”), the Board of Directors may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

The Board of Directors may at any time or times amend the 2006 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the 2006 Plan the Board of Directors may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award, unless the Board of Directors expressly reserved the right to do so at the time of the grant of the award.

Compensation of Portfolio Management Employees

The compensation of our portfolio management employees, including our investment committee, is set by the compensation committee of our Board of Directors. The portfolio management employees are compensated in the form of annual salaries, annual cash bonuses based on performance measured against specific goals and long-term compensation in the form of stock option grants.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of April 15, 2008, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 15, 2008 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 32,857,737 shares of common stock outstanding as of April 15, 2008.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Company. Our address is 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Other
DePrince, Race & Zollo, Inc.(3) 250 Park Avenue South, Suite 250 Winter Park, FL 32789	3,685,298	11.2%

Farallon Capital Management, L.L.C.(2)(3) One Maritime Plaza, Suite 1325 San Francisco, CA 94111	2,806,181	8.5%

JMP Group LLC(3)(4) 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	1,853,814	5.6%

Dimensional Fund Advisors LP(3) 1299 Ocean Avenue Santa Monica, CA 90401	1,826,031	5.6%

T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, MD 21202	1,817,000	5.5%

Jolson 1996 Trust(5)	601,274	1.8%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(2)	Farallon Capital Management, L.L.C. may be deemed to beneficially own shares of our common stock held of record by certain investment funds affiliated with Farallon Capital Management, L.L.C.
(3)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(4)	Includes 152,797 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants. JMP Asset Management LLC may be deemed to beneficially own shares of our common stock, including shares of common stock issuable upon the exercise of outstanding 5-year warrants, held of record by certain investment funds for which its wholly-owned subsidiary, JMP Asset Management LLC, acts as either general partner or investment adviser. JMP Group LLC and JMP Asset Management LLC each disclaim beneficial ownership of all shares held of record by the funds to the extent attributable to partnership or equity interests therein held by persons other than JMP Group LLC, JMP Asset Management LLC, or their affiliates. Joseph A. Jolson serves as Chief Executive Officer of JMP Group LLC.

(5)	Includes 548,280 shares of our common stock and 52,994 shares of our common stock issuable upon the exercise of outstanding 5-year warrants held by the Jolson 1996 Trust. Joseph A. Jolson serves as the trustee of the Jolson 1996 Trust and, as a result, may be deemed to beneficially own such shares of common stock, including such 5-year warrants to purchase shares of common stock. This does not include 40,000 shares of our common stock and 9,008 shares of our common stock issuable upon the exercise of 5-year warrants held by the Jolson Family Foundation. Mr. Jolson may be deemed to beneficially own the shares of common stock, including the 5-year warrants to purchase common stock held of record by the Jolson Family Foundation, for which he serves as the President. Mr. Jolson disclaims beneficial ownership of all such shares held by the Jolson Family Foundation.

Name	Shares of Common Stock Beneficially Owned(1)
	Number of Shares	Percentage of Class
Interested Director
Manuel A. Henriquez(6)	1,602,793	4.9%

Independent Directors
Robert P. Badavas(7)	29,891	*
Joseph W. Chow(8)	45,425	*
Allyn C. Woodward, Jr.(9)	46,658	*

Executive Officers
Samir Bhaumik(10)	155,949	*
H. Scott Harvey(11)	211,935	*
David M. Lund(12)	102,774	*
Parag I Shah(13)	192,745	*
Shane A. Stettenbenz(14)	129,262	*

Executive officers and directors as a group(15)	2,517,434	7.7%

*	Less than 1%.
(6)	Includes 975,422 shares of common stock that can be acquired upon the exercise of outstanding options and 56,250 shares of restricted stock. Includes shares of our common stock held by certain trusts controlled by Mr. Henriquez.
(7)	Includes 5,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,667 shares of restricted common stock.
(8)	Includes 794 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants, 5000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,667 shares of restricted stock.
(9)	Includes 10,000 shares of common stock that can be acquired upon the exercise of outstanding options and 3,334 shares of restricted common stock.
(10)	Includes 3,797 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 108,269 shares of common stock that can be acquired upon the exercise of outstanding options and 23,000 shares of restricted common stock.
(11)	Includes 4,279 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 182,404 shares of common stock that can be acquired upon the exercise of outstanding options and 15,000 shares of restricted common stock.
(12)	Includes 83,194 shares of common stock that can be acquired upon the exercise of outstanding options and 16,000 shares of restricted common stock.
(13)	Includes 2,994 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 138,311 shares of common stock that can be acquired upon the exercise of outstanding options and 36,000 shares of restricted common stock.
(14)	Includes 117,222 shares of common stock that can be acquired upon the exercise of outstanding options and 8,500 shares of restricted common stock.
(15)	Includes 11,864 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants, 1,604,824 shares of common stock that can be acquired upon the exercise of outstanding options and 161,418 shares of restricted stock.

The following table sets forth as of April 15, 2008, the dollar range of our securities owned by our directors and portfolio management employees.

Name	Dollar Range of Equity Securities in the Company
Independent Directors:
Robert P. Badavas	over $100,000
Joseph W. Chow	over $100,000
Allyn C. Woodward, Jr.	over $100,000
Interested Director/Portfolio Management Employee:
Manuel A. Henriquez	over $100,000
Portfolio Management Employees:
Samir Bhaumik	over $100,000
H. Scott Harvey	over $100,000
David M. Lund	$10,001-$50,000
Shane A. Stettenbenz	$10,001-$50,000
Parag I. Shah	over $100,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In August 2000, Mr. Henriquez acquired an interest in JMP Group LLC, the ultimate parent entity of the lead underwriter in our initial public offering. Mr. Henriquez’s interest represents approximately 0.1% of the fully-diluted equity of JMP Group LLC.

In February 2004, we issued and sold 400 shares of our Series A-1 preferred stock to JMP Group LLC, the ultimate parent entity of JMP Securities LLC, for an aggregate purchase price of $2.5 million and, in connection with such sale, we paid a $175,000 placement fee to JMP Securities LLC. In addition, we issued and sold 100 shares of our Series A-2 preferred stock to an entity related to Mr. Henriquez for an aggregate purchase price of $125,000, and we issued and sold 100 shares of our Series A-2 preferred stock to Mr. Howard for an aggregate purchase price of $125,000. Our Series A-1 preferred stock held a liquidation preference over our Series A-2 preferred stock and also carried separate, preferential voting rights. In June 2004, each share of Series A-1 preferred stock and Series A-2 preferred stock was exchanged for 208.3333 units with the same terms as the units sold in our June 2004 private offering.

In connection with the issuance of our Series A-1 preferred stock and Series A-2 preferred stock, we entered into a registration rights agreement with the holders of our Series A-1 preferred stock and Series A-2 preferred stock. In June 2004, in connection with the conversion of the Series A preferred stock, the registration rights agreement entered into in connection with the issuance of our preferred stock was terminated and the shares of our common stock issued upon conversion were included in the registration rights agreement entered into in connection with our June 2004 private offer.

We have entered into a letter agreement with Farallon Capital Management, L.L.C. that provides that prior to the date that is two years after certain investment funds controlled by Farallon Capital Management, L.L.C. cease to own at least 10% of our outstanding common stock and without the written consent of Farallon Capital Management, L.L.C., we will not (i) take any action to alter or repeal the resolution adopted by our Board of Directors exempting from the Business Combination Act any business combination between us and certain investment funds managed by Farallon Capital Management, L.L.C. in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds or (ii) amend the applicable provision of our bylaws in a manner that would make the Control Share Acquisition Act applicable to an acquisition of the Company’s common stock by investment funds controlled by Farallon Capital Management, L.L.C.

We have also entered into a letter agreement with JMP Asset Management LLC that provides that prior to the date that is two years after certain investment funds controlled by JMP Asset Management LLC cease to own at least 10% of our outstanding common stock and without the written consent of JMP Asset Management LLC that we will not (i) take any action to alter or repeal the resolution adopted by our Board of Directors exempting from the Business Combination Act any business combination between us and certain investment funds managed by JMP Asset Management LLC in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds or (ii) amend the applicable provision of our bylaws in a manner that would make the Control Share Acquisition Act applicable to an acquisition of the Company’s common stock by investment funds controlled by JMP Asset Management LLC.

In connection with our June 2004 private offering, we agreed to obtain the approval of each of JMP Asset Management LLC and Farallon Capital Management, L.L.C. for each investment made by us. Though this arrangement was terminated in connection with our election to be regulated as a BDC, under the terms of the letter agreements described above, we have agreed to indemnify, to the maximum extent permitted by Maryland law and the 1940 Act, representatives of JMP Asset Management LLC and Farallon Capital Management, L.L.C. in connection with their activities in evaluating our investment opportunities prior to our election to be regulated as a business development company on terms similar to those afforded to our directors and officers under our charter and bylaws.

On April 12, 2005, we entered into our Bridge Loan Credit Facility with Alcmene Funding, LLC, a special purpose entity affiliated with Farallon Capital Management, L.L.C., one of our significant stockholders. In connection with the closing of the Bridge Loan Credit Facility, we paid a $500,000 upfront fee and will be obligated to pay additional fees under the terms of the facility. On August 1, 2005, we amended our Bridge Loan Credit Facility. The amendment agreement extended the term of the loan to April 12, 2006, eliminated the loan extension fee, revised the interest rate effective August 1, 2005 to LIBOR plus 5.6% through December 31, 2005 and thereafter to 13.5% per annum, and amended certain collateral rights and financial covenants. The loan fees are being amortized over the remaining ten-month period. On March 6, 2006, we entered into an amendment of our Bridge Loan Facility pursuant to which we repaid $10 million to Alcmene Funding LLC, extended the maturity date to June 30, 2006 and decreased the interest rate to 10.86%. On May 10, 2006, we repaid the remaining $15.0 million of the BridgeLoan Credit Facility and paid a $500,000 loan fee due on maturity and all accrued and unpaid interest through the date of repayment. At December 31, 2006, the Bridge Loan Credit Facility was no longer outstanding.

At March 2, 2006, we entered into an agreement with various affiliates of Farallon Capital Management, L.L.C. to sell $5 million of common stock, priced at the net asset value on February 28, 2006. On March 20, 2006, we completed the sale of 432,900 shares of common stock to the Farallon funds at a price per share of $11.55, which was the net asset value per share at February 28, 2006.

In conjunction with the Company’s Rights offering completed on April 21, 2006, the Company agreed to pay JMP Securities LLC a fee of approximately $700,000 as co-manager of the offering.

In conjunction with the Company’s public offering completed on December 7, 2006, the Company agreed to pay JMP Securities LLC a fee of approximately $1.2 million as co-manager of the offering.

During February 2007, Farallon Capital Management, L.L.C and its related affiliates and Manuel Henriquez, the Company’s CEO, exercised warrants to purchase 132,480 and 75,075 shares of the Company’s common stock, respectively. The exercise price of the warrants was $10.57 per share resulting in net proceeds to the company of approximately $2.2 million.

In conjunction with the Company’s public offering completed on June 4, 2007 and the related over-allotment exercise, the Company agreed to pay JMP Securities LLC a fee of approximately $1.6 million as co-manager of the offering.

In connection with the sale of public equity investments, the Company paid JMP Securities LLC approximately $22,200 and $12,100 in brokerage commissions during the years ended December 31, 2007 and 2006, respectively.

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek Board of Directors review and approval or exemptive relief for such transaction. The Board of Directors reviews these procedures on an annual basis.

In addition, our code of ethics, which is signed by all employees and directors, requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics, which is available on our website at www.herculestech.com. each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Audit Committee. The Audit Committee is charged with monitoring and making recommendations to the Board of Directors regarding policies and practices relating to corporate governance. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board of Directors.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offer. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Through December 31, 2005, we were subject to Federal income tax as an ordinary corporation under subchapter C of the code. Effective beginning on January 1, 2006 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal tax return for 2006. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. Prior to the effective date of our RIC election, we were taxed as a regular corporation under Subchapter C of the Code. On December 31, 2005, we held assets with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. We elected to recognize all of our net built-in gains at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 tax return. In making this election, we marked our portfolio to market at the time of our RIC election and paid approximately $294,000 in tax on the resulting gains.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”):

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to United States federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded limited partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or back-end fee interest, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Any transactions in options, futures contracts, hedging transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short- term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains). If our expenses in a given year exceed investment company taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by US is timely distributed to Our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by Us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to Our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder’s gross income and the tax deemed paid by the stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

For taxable years beginning on or before December 31, 2010, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e. , capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

For taxable years beginning prior to January 1, 2008, except as provided below, we generally were not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designate such distributions. In respect of distributions described in clause (i) above, we were required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

•	that has not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•

to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a “controlled foreign corporation” for United States federal income tax purposes.

This special exemption from withholding tax on certain distributions expired on January 1, 2008. Congress has considered renewing this exception; possibly with retroactive effect. However, no such renewal has been enacted to do so and we cannot be certain that any such renewal will be enacted, and if enacted, whether such renewal will be given retroactive effect.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2010) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies generally. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth, expansion-stage, or established-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

In October 2006, the SEC re-proposed rules providing for an additional definition of eligible portfolio company. As re-proposed, the rule would expand the definition of eligible portfolio company to include certain public companies that list their securities on a national securities exchange. The SEC sought comment regarding the application of this proposed rule to companies with: (1) a public float of less than $75 million; (2) a market capitalization of less than $150 million; or (3) a market capitalization of less than $250 million. There is no assurance that such proposal will be adopted or what the final proposal will entail.

Significant Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above, the business development company must either control the issuer of the securities or must offer to make available significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants Options, and Restricted Stock

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. We have received exemptive relief from the SEC permitting us to issue stock options and restricted stock to our employees and directors subject to the above conditions, among others. For a discussion regarding the conditions of this exemptive relief, see Note 6 to our consolidated financial statements.

Capital Structure

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders, and our stockholders approve our policy and practice of making such sales. We have included such a proposal in our proxy statement for our 2008 Annual Meeting of Stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business Structure—Because we borrow money, there would be increased risk in investing in our company.”

Code of Ethics

We have adopted and will maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics was filed with the SEC as an exhibit to the registration statement (Registration No. 333-126604) for our initial public offering. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

In addition, we maintain a separate code of ethics that establishes procedures for conduct and restricts certain transactions by our personnel. This code of ethics is posted on our website at www.herculestech.com.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act. On February 15, 2007, we received approval from the SEC on this exemptive request. In addition, in June 2007, we filed an amendment to the February, 2007 order to adjust the number of shares issued to the non-employee directors. On October 10, 2007, we received approval from the SEC on this amended exemptive request.

On April 5, 2007, we received an exemptive relief from the SEC that permits us to exclude the indebtedness that our wholly-owned subsidiary, HT II, which is qualified as a small business investment company, issues to the SBA from the 200% asset coverage requirement applicable to us.

On May 2, 2007, we received approval from the SEC on our exemptive request. On June 21, 2007, our shareholders approved amendments permitting us to grant restricted stock to our officers, employees and directors.

Other

We will be periodically examined by the SEC for compliance with the 1934 Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Mr. Harvey, our Chief Legal Officer, to be our Chief Compliance Officer to be responsible for administering these policies and procedures.

Small Business Administration Regulations

HT II, our wholly-owned subsidiary, is licensed by the SBA as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. The SBIC regulations currently limit the amount that is available to borrow by any SBIC to $127.2 million, subject to periodic adjustments by the SBA. There is no assurance that we will draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, SBICs must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, small business investment companies may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through our wholly-owned subsidiary HT II, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

As of December 31, 2007, the assets held by HT II represented approximately 23% of the total assets of the Company.

In January 2005, we formed HT II and HTM. On September 27, 2006, HT II received final approval to be licensed as a Small Business Investment Company (“SBIC”). HT II is able to borrow funds against eligible pre-approved investments and additional deposits to regulatory capital. Currently, HT II has a commitment from the SBA to issue a total of $127.2 million of SBA guaranteed debentures, of which $55.1 million was outstanding as of December 31, 2007. There is no assurance that HT II will draw up to the maximum limit available under the SBIC program.

HT II will be periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than 3 days prior to the payment date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than 3 days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive dividend distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 60,000,000 shares of common stock, par value $0.001 per share, of which 32,857,737 shares are outstanding as of April 15, 2008. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	60,000,000	—	32,857,737

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Technology Growth Capital each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

5-Year Warrants

As of December 31, 2007, we had outstanding 5-year warrants to purchase an aggregate of 393,664 shares of our common stock. These warrants were issued as part of the units that we sold in our prior private financings and were issued either under our warrant agreement with American Stock Transfer & Trust Company, as warrant agent, or pursuant to the terms of our 2004 Equity Incentive Plan. Each 5-year warrant is exercisable until June 17, 2009 and entitles the holder thereof to purchase one share of our common stock. In connection with our election to be regulated as a business development company, the exercise price per share for all of our 5-year warrants was reduced from $15.00 per share to $10.57 per share, the net asset value per share of our common stock on the date of determination, in accordance with the terms of the warrant agreement or the applicable warrant certificate. In addition, the warrant agreement, restricts the transfer of warrants outstanding thereunder to transactions involving the transfer of at least 4,000 shares (or securities convertible into or exchangeable for shares) of our common stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In addition, we have agreed to indemnify, to the maximum extent permitted by Maryland law and the 1940 Act, representatives of JMP Asset Management LLC and Farallon Capital Management, L.L.C. on terms similar to those afforded to our directors and officers under our charter and bylaws in connection with their activities in evaluating our investment opportunities prior to our election to be regulated as a business development company.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2009, 2010 and 2008, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. In addition, our Board of Directors has adopted a resolution exempting any business combination with certain investment funds managed by JMP Asset Management LLC and certain investment funds managed by Farallon Capital Management, L.L.C. from the provisions of the Business Combination Act. We have agreed with such investment funds that we will not repeal or amend such resolution prior to the date that is two years after such investment funds cease to own at least 10% of our outstanding common stock in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds without the written consent of such investment funds. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiary, Hercules Technology II, L.P., has obtained a small business investment company license. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a small business investment company. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a small business investment company, whether through ownership, contractual arrangements or otherwise.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 13,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters, broker-dealers or agents or through a combination of any such methods of sale. Shares of our common stock may also be sold “at-the-market” to or through a market maker or into an existing trading market for shares, on an exchange or otherwise. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement.

We may sell shares of our common stock at a price below net asset value per share if (1) our board of directors determines that such sale is in the Company’s best interests and our stockholders, (2) our stockholders approve the sale of our common stock at a price that is less than the current net asset value, and (3) the price at which our common stock is to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any sales load).

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq Global Select Market, or another exchange on which the common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us or the selling shareholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us or the selling shareholders in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for bona fide due diligence.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases in which we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2007, 2006 and 2005, we paid $22,200, $12,100 and $4,000 in brokerage commissions, respectively.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2007, December 31, 2006 and December 31, 2005 and for the years ended December 31, 2007, 2006 and 2005 as set forth in their report. Ernst & Young LLP has also audited our senior securities table as of December 31, 2007. We have included our consolidated financial statements and senior securities table in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Hercules Technology Growth Capital, Inc.

We have audited Hercules Technology Growth Capital, Inc.’s internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Hercules Technology Growth Capital, Inc.’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Hercules Technology Growth Capital, Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of assets and liabilities, including the consolidated schedules of investments of Hercules Technology Growth Capital, Inc. as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2007 of Hercules Technology Growth Capital, Inc. and our report dated March 11, 2008 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

San Francisco, California

March 11, 2008

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31,
	2007	2006
Assets
Cash and cash equivalents	$7,856	$16,404
Investments, at fair value:
Non-affiliate investments (cost of $513,106 and $279,946, respectively)	525,725	283,234
Affiliate investments (cost of $6,344 and $0, respectively)	4,247	—

Total investments (cost of $519,450 and $279,946 respectively)	529,972	283,234
Deferred loan origination revenue	(6,593)	(3,451)
Interest receivable	6,387	2,907
Other assets	4,321	2,048

Total assets	541,943	301,142

Liabilities
Accounts payable	180	540
Accrued liabilities	6,776	4,189
Short-term credit facility	79,200	41,000
Long-term SBA Debentures	55,050	—

Total liabilities	141,206	45,729

Net assets	$400,737	$255,413

Net assets consist of:
Common Stock, par value	$33	$22
Capital in excess of par value	393,530	257,235
Deferred stock compensation	(78)	—
Unrealized appreciation on investments	10,129	2,861
Accumulated realized gains on investments	819	(1,972)
Distributions in excess of investment income	(3,696)	(2,733)

Total net assets	$400,737	$255,413

Shares of common stock issued and outstanding ($0.001 par value, 60,000 authorized)	32,541	21,927

Net asset value per share	$12.31	$11.65

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc. (0.94%)*(4)	Drug Discovery	Senior Debt Matures June 2009 Interest rate 10.25%	$3,237	$3,184	$3,184
		Preferred Stock Warrants		69	472
		Preferred Stock Warrants		35	109
Acceleron Pharmaceuticals, Inc. (0.45%)		Preferred Stock		1,243	1,805

Total Acceleron Pharmaceuticals, Inc.				4,531	5,569

Aveo Pharmaceuticals, Inc. (3.06%)(4)	Drug Discovery	Senior Debt Matures September 2009 Interest rate 10.75%	$12,078	11,984	11,984
		Preferred Stock Warrants		144	204
		Preferred Stock Warrants		46	74

Total Aveo Pharmaceuticals, Inc.				12,174	12,262

Elixir Pharmaceuticals, Inc. (3.58%)(4)	Drug Discovery	Senior Debt Matures June 2010 Interest rate Prime + 2.45%	$13,997	13,836	13,836
		Preferred Stock Warrants		217	510

Total Elixir Pharmaceuticals, Inc.				14,053	14,347

EpiCept Corporation (1.77%)(4)	Drug Discovery	Senior Debt Matures August 2009 Interest rate 11.70%	$7,307	6,878	6,878
		Common Stock Warrants		423	215

Total EpiCept Corporation				7,301	7,092

Horizon Therapeutics, Inc. (0.30%)(4)	Drug Discovery	Senior Debt Matures April 2011 Interest rate 8.75%	$12,000	1,022	1,022
		Preferred Stock Warrants		179	179

Total Horizon Therapeutics, Inc.				1,201	1,201

Inotek Pharmaceuticals Corp. (0.37%)	Drug Discovery	Preferred Stock		1,500	1,500

Total Inotek Pharmaceuticals Corp.				1,500	1,500

Memory Pharmaceticals Corp. (3.48%)(4)	Drug Discovery	Senior Debt Matures February 2011 Interest rate 11.45%	$15,000	13,608	13,608
		Common Stock Warrants		1,751	341

Total Memory Pharmaceticals Corp.				15,359	13,949

Merrimack Pharmaceuticals, Inc. (0.37%)(4)	Drug Discovery	Convertible Senior Debt Matures October 2008 Interest rate 11.15%	$1,024	994	994
		Preferred Stock Warrants		155	502
Merrimack Pharmaceuticals, Inc. (0.70%)		Preferred Stock		2,000	2,787

Total Merrimack Pharmaceuticals, Inc.				3,149	4,283

Neosil, Inc. (1.53%)	Drug Discovery	Senior Debt Matures May 2010 Interest rate 10.75%	$6,000	5,936	5,936
		Preferred Stock Warrants		83	178

Total Neosil, Inc.				6,018	6,113

See notes to consolidated financial statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc. (0.64%)(4)	Drug Discovery	Senior Debt Matures June 2008 Interest rate 11.10%	$2,587	2,568	2,568
		Preferred Stock Warrants		137	—
Paratek Pharmaceuticals, Inc. (0.14%)		Preferred Stock		550	550

Total Paratek Pharmaceuticals, Inc.				3,255	3,118

Portola Pharmaceuticals, Inc. (3.80%)(4)	Drug Discovery	Senior Debt Matures September 2010 Interest rate Prime + 1.75%	$15,000	14,894	14,894
		Preferred Stock Warrants		152	351

Total Portola Pharmaceuticals, Inc.				15,046	15,245

Sirtris Pharmaceuticals, Inc. (2.46%)(4)	Drug Discovery	Senior Debt Matures April 2011 Interest rate 10.60%	$9,079	9,022	9,022
		Common Stock Warrants		89	818
Sirtris Pharmaceuticals, Inc. (0.19%)		Common Stock		500	776

Total Sirtris Pharmaceuticals, Inc.				9,610	10,616

Total Drug Discovery (23.78%)				93,198	95,294

E-band Communications, Inc. (0.50%)(6)	Communications & Networking	Preferred Stock		2,000	2,000

Total E-Band Communications, Inc.				2,000	2,000

IKANO Communications, Inc. (5.09%)(4)	Communications & Networking	Senior Debt Matures March 2011 Interest rate 11.00%	$19,983	19,983	19,983
		Preferred Stock Warrants		45	163
		Preferred Stock Warrants		72	256

Total IKANO Communications, Inc.				20,101	20,402

Ping Identity Corporation (0.40%)(4)	Communications & Networking	Senior Debt Matures June 2009 Interest rate 11.50%	$1,630	1,608	1,608
		Preferred Stock Warrants		52	10

Total Ping Identity Corporation				1,660	1,619

Purcell Systems, Inc. (2.33%)	Communications & Networking	Senior Debt Matures June 2009 Interest rate Prime + 3.50%	$2,224	3,126	3,126
		Revolving Line of Credit Matures June 2008 Interest rate Prime + 2.00%	$7,000	6,000	6,000
		Preferred Stock Warrants		123	198

Total Purcell Systems, Inc.				9,248	9,324

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
Rivulet Communications, Inc. (0.83%)(4)	Communications & Networking	Senior Debt Matures September 2009 Interest rate 10.60%	$3,500	3,272	3,272
		Preferred Stock Warrants		51	64
Rivulet Communications, Inc. (0.06%)		Preferred Stock		250	250

Total Rivulet Communications, Inc.				3,572	3,585

Seven Networks, Inc. (2.89%)(4)	Communications & Networking	Senior Debt Matures April 2010 Interest rate Prime + 3.75%	$9,419	9,291	9,291
		Revolving Line of Credit Matures April 2008 Interest rate Prime + 3.00%	$2,000	2,000	2,000
		Preferred Stock Warrants		174	296

Total Seven Networks, Inc.				11,465	11,587

Simpler Networks Corp. (1.01%)(4)	Communications & Networking	Senior Debt Matures July 2009 Interest rate 11.75%	$4,112	4,046	4,046
		Preferred Stock Warrants		160	—
Simpler Networks Corp. (0.00%)		Preferred Stock		500	—

Total Simpler Networks Corp.				4,706	4,046

Stoke, Inc. (0.57%)	Communications & Networking	Senior Debt Matures August 2010 Interest rate 10.55%	$2,250	2,204	2,204
		Preferred Stock Warrants		53	79

Total Stoke, Inc.				2,257	2,283

Tectura Corporation (5.26%)(4)	Communications & Networking	Senior Debt Matures March 2012 Interest rate LIBOR + 6.15%	$9,051	9,007	9,007
		Revolving Line of Credit Matures March 2008 Interest rate LIBOR + 5.15%	$12,000	12,000	12,000
		Preferred Stock Warrants		51	82

Total Tectura Corporation				21,059	21,090

Teleflip, Inc. (0.25%)	Communications & Networking	Senior Debt Matures May 2010 Interest rate Prime + 2.75%	$1,000	992	992
		Preferred Stock Warrants		11	9

Total Teleflip, Inc.				1,002	1,001

Wireless Channels, Inc. (3.02%)	Communications & Networking	Senior Debt -Second Lien Matures April 2010 Interest rate 9.25%	$11,949	1,719	1,719
		Senior Debt -Second Lien Matures April 2010 Interest rate Prime + 4.25%	$10,118	10,118	10,118
		Preferred Stock Warrants		155	241

Total Wireless Channels, Inc.				11,992	12,078

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
Zayo Bandwith, Inc. (6.24%)(4)	Communications & Networking	Senior Debt -Second Lien Matures April 2013 Interest rate Prime + 3.50%	$25,000	25,000	25,000
				—	—

Total Zayo Bandwith, Inc.				25,000	25,000

Total Communications & Networking (28.45%)				114,062	114,014

Atrenta, Inc. (0.98%)(4)	Software	Senior Debt Matures June 2009 Interest rate 11.50%	$3,680	3,638	3,638
		Preferred Stock Warrants		102	220
		Preferred Stock Warrants		34	72
Atrenta, Inc. (0.06%)		Preferred Stock		250	250

Total Atrenta, Inc.				4,024	4,181

Blurb, Inc. (0.63%)	Software	Senior Debt Matures December 2009 Interest rate 9.55%	$2,500	2,482	2,482
		Preferred Stock Warrants		25	43

Total Blurb, Inc.				2,507	2,526

Bullhorn, Inc. (0.25%)(4)	Software	Senior Debt Matures March 2010 Interest rate Prime + 3.75%	$1,000	959	959
		Preferred Stock Warrants		43	41

Total Bullhorn, Inc.				1,002	1,000

Cittio, Inc. (0.25%)	Software	Senior Debt Matures April 2010 Interest rate 11.00%	$1,000	1,000	1,000

Total Cittio, Inc.				1,000	1,000

Compete, Inc. (0.63%)(4)	Software	Senior Debt Matures March 2009 Interest rate Prime + 3.50%	$2,409	2,384	2,384
		Preferred Stock Warrants		62	136

Total Compete, Inc.				2,446	2,520

Forescout Technologies, Inc. (0.64%)(4)	Software	Senior Debt Matures August 2009 Interest rate 11.15%	$1,998	1,970	1,970
		Revolving Line of Credit Matures August 2007 Interest rate Prime + 1.49%	$500	500	500
		Preferred Stock Warrants		58	76

Total Forescout Technologies, Inc.				2,528	2,546

GameLogic, Inc. (0.74%)(4)	Software	Senior Debt Matures December 2009 Interest rate Prime + 4.125%	$3,000	2,887	2,887
		Preferred Stock Warrants		92	91

Total GameLogic, Inc.				2,980	2,978

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
Gomez, Inc. (0.15%)(4)	Software	Senior Debt Matures December 2007 Interest rate 12.25%	$98	98	98
		Preferred Stock Warrants		35	512

Total Gomez, Inc.				133	611

HighRoads, Inc. (0.01%)(4)	Software	Preferred Stock Warrants		44	58

Total HighRoads, Inc.				44	58

Intelliden, Inc. (0.60%)	Software	Senior Debt Matures February 2010 Interest rate 13.20%	$2,360	2,349	2,349
		Preferred Stock Warrants		18	60

Total Intelliden, Inc.				2,367	2,409

Oatsystems, Inc. (1.08%)(4)	Software	Senior Debt Matures September 2009 Interest rate 11.00%	$4,374	4,336	4,336
		Preferred Stock Warrants		67	4

Total Oatsystems, Inc.				4,403	4,340

Proficiency, Inc. (0.38%)(4)(6)	Software	Senior Debt Matures July 2008 Interest rate 12.00%	$1,500	1,497	1,497
		Preferred Stock Warrants		96	—
Proficiency, Inc. (0.19%)		Preferred Stock		2,750	750

Total Proficiency, Inc.				4,343	2,247

PSS Systems, Inc. (0.89%)(4)	Software	Senior Debt Matures March 2010 Interest rate 10.74%	$3,500	3,463	3,463
		Preferred Stock Warrants		51	86

Total PSS Systems, Inc.				3,514	3,549

Savvion, Inc. (1.62%)(4)	Software	Senior Debt Matures March 2009 Interest rate Prime + 3.45%	$1,268	1,268	1,268
		Revolving Line of Credit Matures March 2008 Interest rate Prime + 2.00%	$3,000	3,000	3,000
		Revolving Line of Credit Matures March 2008 Interest rate Prime + 3.45%	$1,985	1,985	1,985
		Preferred Stock Warrants		52	244

Total Savvion, Inc.				6,305	6,496

Sportvision, Inc. (0.01%)	Software	Preferred Stock Warrants		39	50

Total Sportvision, Inc.				39	50

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
Talisma Corp. (0.11%)(4)	Software	Preferred Stock Warrants		49	449

Total Talisma Corp.				49	449

WildTangent, Inc. (0.50%)(4)	Software	Senior Debt Matures March 2011 Interest rate 9.65%	$2,000	1,766	1,766
		Preferred Stock Warrants		238	238

Total WildTangent, Inc.				2,004	2,004

Total Software (9.72%)				39,688	38,963

Agami Systems, Inc. (1.30%)(4)	Electronics & Computer Hardware	Senior Debt Matures August 2009 Interest rate 11.00%	$5,103	5,056	5,056
		Preferred Stock Warrants		86	137

Total Agami Systems, Inc.				5,141	5,193

Luminus Devices, Inc. (2.95%)(4)	Electronics & Computer Hardware	Senior Debt Matures August 2009 Interest rate 12.50%	$15,115	11,318	11,318
		Preferred Stock Warrants		183	113
		Preferred Stock Warrants		84	61
		Preferred Stock Warrants		334	334

Total Luminus Devices, Inc.				11,919	11,826

Maxvision Holding, LLC. (2.87%)(4)	Electronics & Computer Hardware	Senior Debt Matures May 2012 Interest rate Prime + 5.50%	$5,012	5,012	5,012
		Senior Debt Matures May 2012 Interest rate Prime + 2.25%	$5,500	5,000	5,000
		Revolving Line of Credit Matures September 2012 Interest rate Prime +2.25%	$972	1,472	1,472

Total Maxvision Holding, LLC				11,484	11,484

NetEffect, Inc. (0.61%)	Electronics & Computer Hardware	Senior Debt Matures May 2010 Interest rate 11.95%	$2,431	2,396	2,396
		Preferred Stock Warrants		44	50

Total NetEffect, Inc.				2,440	2,446

Shocking Technologies, Inc. (0.02%)	Electronics & Computer Hardware	Preferred Stock Warrants		63	63

Total Shocking Technologies, Inc.				63	63

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
SiCortex, Inc. (2.52%)	Electronics & Computer Hardware	Senior Debt Matures December 2010 Interest rate 10.95%	$10,000	9,861	9,861
		Preferred Stock Warrants		164	230

Total SiCortex, Inc.				10,025	10,091

Spatial Photonics, Inc. (0.93%)(4)	Electronics & Computer Hardware	Senior Debt Matures May 2011 Interest rate 10.75%	$3,751	3,623	3,623
		Preferred Stock Warrants		130	126
Spatial Photonics, Inc. (0.12%)		Preferred Stock		500	500

Total Spatial Photonics Inc.				4,253	4,249

VeriWave, Inc. (1.35%)	Electronics & Computer Hardware	Senior Debt Matures May 2010 Interest rate 10.75%	$4,250	5,340	5,340
		Preferred Stock Warrants		54	85

Total VeriWave, Inc.				5,394	5,425

ViDeOnline Communications, Inc. (0.04%)(4)	Electronics & Computer Hardware	Preferred Stock Warrants		298	176

Total ViDeOnline Communications, Inc.				298	176

Total Electronics & Computer Hardware (12.71%)				51,017	50,953

Aegerion Pharmaceuticals, Inc. (2.48%)(4)	Specialty Pharmaceuticals	Senior Debt Matures August 2010 Interest rate Prime + 2.50%	$9,735	9,682	9,682
		Preferred Stock Warrants		69	243
Aegerion Pharmaceuticals, Inc. (0.25%)		Preferred Stock		1,000	1,000

Total Aegerion Pharmaceuticals, Inc.				10,752	10,925

Panacos Pharmaceuticals, Inc. (4.84%)(4)	Specialty Pharmaceuticals	Senior Debt Matures January 2011 Interest rate 11.20%	$20,000	19,270	19,270
		Common Stock Warrants		876	137
Panacos Pharmaceuticals, Inc. (0.04%)		Common Stock		410	158

Total Panacos Pharmaceuticals, Inc.				20,556	19,564

Quatrx Pharmaceuticals Company (3.60%)(4)	Specialty Pharmaceuticals	Senior Debt Matures January 2010 Interest rate Prime + 3.00%	$14,324	14,214	14,214
		Preferred Stock Warrants		220	193
Quatrx Pharmaceuticals Company (0.19%)		Preferred Stock		750	750

Total Quatrx Pharmaceuticals Company				15,184	15,157

Total Specialty Pharmaceuticals (11.40%)				46,492	45,646

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
BabyUniverse, Inc. (0.05%)(4)	Consumer & Business Products	Common Stock		267	219

Total BabyUniverse, Inc.				267	219

Market Force Information, Inc. (0.34%)(4)	Consumer & Business Products	Senior Debt Matures May 2009 Interest rate 10.45%	$1,294	1,284	1,284
		Preferred Stock Warrants		24	92
Market Force Information, Inc. (0.12%)		Preferred Stock		500	500

Total Market Force Information, Inc.				1,807	1,875

Wageworks, Inc. (0.12%)(4)	Consumer & Business Products	Preferred Stock Warrants		252	513
Wageworks, Inc. (0.05%)		Preferred Stock		250	209

Total Wageworks, Inc.				502	722

Total Consumer & Business Products (0.70%)				2,576	2,817

Ageia Technologies, Inc. (1.25%)(4)	Semiconductors	Senior Debt Matures August 2008 Interest rate 10.25%	$5,047	4,904	4,904
		Convertible Debt		124	124
		Preferred Stock Warrants		99	—
Ageia Technologies, Inc. (0.00%)		Preferred Stock		500	—

Total Ageia Technologies				5,627	5,028

Custom One Design, Inc. (0.26%)	Semiconductors	Senior Debt Matures September 2010 Interest rate 11.50%	$1,000	984	984
		Common Stock Warrants		18	43

Total Custom One Design, Inc.				1,002	1,027

iWatt Inc. (1.19%)(4)	Semiconductors	Senior Debt Matures September 2009 Interest rate Prime + 2.75%	$1,457	1,382	1,382
		Revolving Line of Credit Matures September 2007 Interest rate Prime + 1.75%	$3,235	3,235	3,235
		Preferred Stock Warrants		46	100
		Preferred Stock Warrants		51	51

Total iWatt Inc.				4,714	4,769

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
NEXX Systems, Inc. (3.26%)(4)	Semiconductors	Senior Debt Matures February 2010 Interest rate Prime + 2.75%	$4,557	4,438	4,438
		Revolving Line of Credit Matures December 2009 Interest rate Prime + 1.75%	$5,000	5,000	5,000
		Revolving Line of Credit Matures December 2009 Interest rate Prime + 3.75%	$3,000	3,000	3,000
		Preferred Stock Warrants		165	623

Total NEXX Systems, Inc.				12,602	13,061

Quartics, Inc. (0.09%)(4)	Semiconductors	Senior Debt Matures August 2010 Interest rate 11.05%	$300	254	254
		Preferred Stock Warrants		53	114

Total Quartics, Inc.				307	369

Solarflare Communications, Inc. (0.19%)	Semiconductors	Senior Debt Matures August 2010 Interest rate 11.75%	$625	553	553
		Preferred Stock Warrants		83	194
Solarflare Communications, Inc. (0.12%)		Preferred Stock		500	500

Total Solarflare Communications, Inc.				1,137	1,247

Total Semiconductors (6.36%)				25,390	25,501

Labopharm USA, Inc. (3.74%)(4)(5)	Drug Delivery	Senior Debt Matures July 2008 Interest rate 11.95%	$15,000	14,547	14,547
		Preferred Stock Warrants		458	454

Total Labopharm USA, Inc.				15,006	15,001

Transcept Pharmaceuticals, Inc. (1.80%)(4)	Drug Delivery	Senior Debt Matures October 2009 Interest rate 10.69%	$6,993	6,944	6,944
		Preferred Stock Warrants		36	107
		Preferred Stock Warrants		51	173
Transcept Pharmaceuticals, Inc. (0.13%)		Preferred Stock		500	500

Total Transcept Pharmaceuticals, Inc.				7,530	7,724

Total Drug Delivery (5.67%)				22,536	22,725

BARRX Medical, Inc. (0.19%)	Therapeutic	Preferred Stock		1,500	758

Total BARRX Medical, Inc.				1,500	758

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
EKOS Corporation (1.28%)	Therapeutic	Senior Debt Matures November 2010 Interest rate Prime + 2.00%	$5,000	4,707	4,707
		Preferred Stock Warrants		175	282
		Preferred Stock Warrants		153	150

Total EKOS Corporation				5,035	5,139

Gynesonics, Inc. (0.01%)(4)	Therapeutic	Preferred Stock Warrants		18	40
Gynesonics, Inc. (0.06%)		Preferred Stock		250	250

Total Gynesonics, Inc.				268	290

Novasys Medical, Inc. (1.65%)(4)	Therapeutic	Senior Debt Matures January 2010 Interest rate 9.70%	$6,609	6,609	6,609

Total Novasys Medical, Inc.				6,609	6,609

Power Medical Interventions, Inc. (0.02%)	Therapeutic	Common Stock Warrants		21	58

Total Power Medical Interventions, Inc.				21	58

Total Therapeutic (3.21%)				13,432	12,853

Invoke Solutions, Inc. (0.56%)(4)	Internet Consumer & Business	Senior Debt Matures December 2008 Interest rate 11.25%	$2,187	2,155	2,155
	Services	Preferred Stock Warrants		56	73
		Preferred Stock Warrants		11	10

Total Invoke Solutions, Inc.				2,222	2,239

Prism Education Group Inc. (0.51%)	Internet Consumer & Business	Senior Debt Matures December 2010 Interest rate 11.25%	$2,000	1,964	1,964
	Services	Preferred Stock Warrants		43	66

Total Prism Education Group Inc.				2,007	2,030

RazorGator Interactive Group, Inc. (1.17%)(4)	Internet Consumer & Business	Senior Debt Matures January 2008 Interest rate 9.95%	$1,134	1,119	1,119
	Services	Preferred Stock Warrants		13	3,203
		Preferred Stock Warrants		28	362
RazorGator Interactive Group, Inc. (1.23%)		Preferred Stock		1,000	4,935

Total RazorGator Interactive Group, Inc.				2,160	9,619

Serious USA, Inc. (0.75%)	Internet Consumer & Business Services	Senior Debt Matures February 2011 Interest rate Prime + 3.00%	$2,450	2,370	2,370
		Revolving Line of Credit Matures July 2008 Interest rate Prime + 2.00%	$654	654	654
		Preferred Stock Warrants		93	5

Total Serious USA, Inc.				3,118	3,029

Total Internet Consumer & Business Services (4.22%)				9,507	16,918

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
Lilliputian Systems, Inc. (1.75%)(4)	Energy	Senior Debt Matures March 2010 Interest rate 9.75%	$6,956	6,931	6,931
		Preferred Stock Warrants		48	85

Total Lilliputian Systems, Inc.				6,979	7,016

Total Energy (1.75%)				6,979	7,016

Active Response Group, Inc. (2.50%)	Information Services	Senior Debt Matures March 2012 Interest rate LIBOR + 6.55%	$10,000	9,885	9,885
		Preferred Stock Warrants		92	83
		Common Stock Warrants		46	60

Total Active Response Group, Inc.				10,023	10,028

Buzznet, Inc. (0.25%)	Information Services	Senior Debt Matures March 2010 Interest rate 10.25%	$914	908	908
		Preferred Stock Warrants		9	86
Buzznet, Inc. (0.06%)		Preferred Stock		250	250

Total Buzznet, Inc.				1,167	1,244

hi5 Networks, Inc. (1.00%)	Information Services	Senior Debt Matures March 2011 Interest rate Prime + 2.5%	$3,000	2,789	2,789
		Revolving Line of Credit Matures June 2011 Interest rate 7.75%		1,000	1,000
		Preferred Stock Warrants		213	214

Total hi5 Networks, Inc.				4,002	4,003

Jab Wireless, Inc. (0.78%)	Information Services	Senior Debt Matures March 2012
		Interest rate 10.75%	$3,097	2,834	2,834
		Preferred Stock Warrants		265	266

Total Jab Wireless, Inc.				3,098	3,099

Solutionary, Inc. (1.78%)	Information Services	Senior Debt Matures June 2010 Interest rate LIBOR + 5.50%	$5,528	5,454	5,454
		Revolving Line of Credit Matures June 2010 Interest rate LIBOR + 5.00%	$1,505	1,505	1,505
		Preferred Stock Warrants		94	150
		Preferred Stock Warrants		2	4
Solutionary, Inc. (0.06%)		Preferred Stock		250	250

Total Solutionary, Inc.				7,305	7,364

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
The Generation Networks, Inc. (4.12%)	Information Services	Senior Debt Matures March 2012 Interest rate Prime + 4.50%	$16,500	16,500	16,500
The Generation Networks, Inc. (0.12%)		Preferred Stock		500	500

Total The Generation Networks, Inc.				17,000	17,000

Wallop Technologies, Inc. (0.06%)	Information Services	Senior Debt Matures March 2010 Interest rate 10.00%	$223	218	218
		Preferred Stock Warrants		7	9

Total Wallop Technologies, Inc.				225	226

Zeta Interactive Corporation (3.74%)(4)	Information Services	Senior Debt Matures November 2011 Interest rate Prime +2.00%	$15,000	6,828	6,828
		Senior Debt Matures November 2011 Interest rate Prime +3.00%		8,000	8,000
		Preferred Stock Warrants		172	171
Zeta Interactive Corporation (0.12%)		Preferred Stock		500	500

Total Zeta Interactive Corporation				15,500	15,499

Total Information Services (14.59%)				58,320	58,464

Novadaq Technologies, Inc. (0.32%)	Diagnostic	Common Stock		1,626	1,284

Total Novadaq Technologies, Inc.				1,626	1,284

Optiscan Biomedical, Corp. (0.08%)(4)	Diagnostic	Senior Debt Matures March 2008 Interest rate 15.00%	$271	263	263
		Preferred Stock Warrants		80	47
Optiscan Biomedical, Corp. (0.18%)		Preferred Stock		1,000	722

Total Optiscan Biomedical, Corp.				1,344	1,032

Total Diagnostic (0.58%)				2,969	2,316

Guava Technologies, Inc. (1.77%)(4)	Biotechnology Tools	Senior Debt Matures July 2009 Interest rate Prime + 3.25%	$4,076	4,790	4,790
		Convertible Debt		250	250
		Revolving Line of Credit Matures December 2007 Interest rate Prime + 2.00%	$2,598	1,778	1,778
		Preferred Stock Warrants		105	200
		Preferred Stock Warrants		68	93

Total Guava Technologies, Inc.				6,992	7,111

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)(6)	Principal Amount	Cost(2)	Value(3)
NuGEN Technologies, Inc. (0.53%)	Biotechnology Tools	Senior Debt Matures March 2010 Interest rate 11.70%	$1,884	1,819	1,819
		Preferred Stock Warrants		45	253
		Preferred Stock Warrants		33	32
NuGEN Technologies, Inc. (0.12%)		Preferred Stock		500	500

Total NuGEN Technologies, Inc.				2,396	2,603

Total Biotechnology Tools (2.42%)				9,388	9,714

Rubicon Technology Inc. (0.69%)(4)	Advanced Specialty Materials & Chemicals	Preferred Stock Warrants		82	2,764

Total Rubicon Technology Inc.				82	2,764

Total Advanced Specialty Materials & Chemicals (0.69%)				82	2,764

Crux Biomedical, Inc. (0.15%)	Surgical Devices	Senior Debt Matures December 2010 Interest rate Prime + 3.375%	$600	565	565
		Preferred Stock Warrants		37	36
Crux Biomedical, Inc. (0.06%)		Preferred Stock		250	250

Total Crux Biomedical, Inc.				851	851

Diomed Holdings, Inc. (1.49%)(4)	Surgical Devices	Senior Debt Matures July 2010 Interest rate Prime + 3.00%	$6,000	5,962	5,962
		Common Stock Warrants		43	8

Total Diomed Holdings, Inc.				6,005	5,970

Light Science Oncology, Inc. (2.50%)	Surgical Devices	Senior Debt Matures July 2011 Interest rate 11.20%	$10,000	9,605	9,605
		Preferred Stock Warrants		395	394

Total Light Science Oncology, Inc.				10,000	10,000

Total Surgical Devices (4.20%)				16,857	16,820

Waterfront Media Inc. (1.54%)(4)	Media/Content/ Info	Senior Debt Matures December 2010 Interest rate Prime + 3.00%	$3,941	3,898	3,898
		Revolving Line of Credit Matures March 2008 Interest rate Prime + 1.25%	$2,000	2,000	2,000
		Preferred Stock Warrants		60	294
Waterfront Media Inc. (0.25%)		Preferred Stock		1,000	1,000

Total Waterfront Media Inc.				6,958	7,193

Total Media/Content/Info (1.79%)				6,958	7,193

Total Investments (132.24%)				$519,450	$529,972

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

(dollars in thousands)

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net appreciation for federal income tax purposes totaled $18,555, $8,033 and $10,522, respectively.
(3)	Except for warrants in ten publicly traded companies and common stock in four publicly traded companies, all investments are restricted at December 31, 2007 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt and warrant investments of this portfolio company have been pledged as collateral under the Credit Facility. Citigroup has an equity participation right on loans collateralized under the Credit Facility. The value of their participation right on unrealized gains in the related equity investments was approximately $690,000 at December 31, 2007 and is included in accrued liabilities and reduces the unrealized gain recognized by the Company at December 31, 2007.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company. All other investments are less than 5% owned.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc. (1.74%)*(4)	Biopharmaceuticals	Senior Debt Matures June 2009 Interest rate 10.25%	$4,070	$3,988	$3,988
		Preferred Stock Warrants		69	417
		Preferred Stock Warrants		35	34
Acceleron Pharmaceuticals, Inc. (0.44%)		Preferred Stock		1,000	1,111

Total Acceleron Pharmaceuticals, Inc.				5,092	5,550

Aveo Pharmaceuticals, Inc. (5.88%)(4)	Biopharmaceuticals	Senior Debt Matures September 2009 Interest rate 10.75%	$15,000	14,849	14,849
		Preferred Stock Warrants		144	115
		Preferred Stock Warrants		46	44

Total Aveo Pharmaceuticals, Inc.				15,039	15,008

Elixir Pharmaceuticals, Inc. (3.92%)	Biopharmaceuticals	Senior Debt Matures June 2010 Interest rate Prime + 2.45%	$10,000	9,858	9,858
		Preferred Stock Warrants		75	73
		Preferred Stock Warrants		75	73

Total Elixir Pharmaceuticals, Inc.				10,007	10,004

EpiCept Corporation (3.84%)	Biopharmaceuticals	Senior Debt Matures August 2009 Interest rate 11.70%	$10,000	9,313	9,313
		Common Stock Warrants		795	508

Total EpiCept Corporation				10,107	9,820

Guava Technologies, Inc. (2.26%)(4)	Biopharmaceuticals	Senior Debt Matures July 2009 Interest rate Prime + 3.25%	$5,266	5,194	5,194
		Revolving Line of Credit Matures December 2007 Interest rate Prime + 2.00%	$500	500	500
		Preferred Stock Warrants		105	84

Total Guava Technologies, Inc.				5,799	5,778

Labopharm USA, Inc. (2.58%)(4)(5)	Biopharmaceuticals	Senior Debt Matures July 2008 Interest rate 11.95%	$6,675	6,599	6,599

Total Labopharm USA, Inc.				6,599	6,599

Merrimack Pharmaceuticals, Inc. (2.61%)(4)	Biopharmaceuticals	Convertible Senior Debt Matures October 2008 Interest rate 11.15%	$6,043	5,968	6,255
		Preferred Stock Warrants		155	409

Total Merrimack Pharmaceuticals, Inc.				6,123	6,664

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc. (2.62%)(4)	Biopharmaceuticals	Senior Debt Matures June 2008 Interest rate 11.10%	$6,652	6,587	6,587
		Preferred Stock Warrants		137	111

Total Paratek Pharmaceuticals, Inc.				6,724	6,697

Portola Pharmaceuticals, Inc. (4.41%)	Biopharmaceuticals	Senior Debt Matures September 2010 Interest rate Prime + 1.75%	$11,250	11,146	11,146
		Preferred Stock Warrants		114	107

Total Portola Pharmaceuticals, Inc.				11,259	11,253

Quatrx Pharmaceuticals Company (7.05%)(4)	Biopharmaceuticals	Senior Debt Matures January 2010 Interest rate Prime + 3.00%	$18,000	17,835	17,835
		Preferred Stock Warrants		220	180

Total Quatrx Pharmaceuticals Company				18,055	18,014

Sirtris Pharmaceuticals, Inc. (3.91%)(4)	Biopharmaceuticals	Senior Debt Matures April 2011 Interest rate 10.60%	$10,000	9,924	9,924
		Preferred Stock Warrants		89	71

Total Sirtris Pharmaceuticals, Inc.				10,013	9,995

TransOral Pharmaceuticals, Inc. (3.92%)(4)	Biopharmaceuticals	Senior Debt Matures October 2009 Interest rate 10.69%	$10,000	9,922	9,922
		Preferred Stock Warrants		36	28
		Preferred Stock Warrants		51	51

Total TransOral Pharmaceuticals, Inc.				10,009	10,001

Total Biopharmaceuticals (45.18%)				114,827	115,384

Atrenta, Inc. (2.03%)(4)	Software	Senior Debt Matures June 2009 Interest rate 11.50%	$5,000	4,929	4,929
		Preferred Stock Warrants		102	200
		Preferred Stock Warrants		34	66
Atrenta, Inc. (0.10%)		Preferred Stock		250	250

Total Atrenta, Inc.				5,315	5,445

Blurb, Inc. (0.10%)	Software	Senior Debt Matures December 2009 Interest rate 9.55%	$250	237	237
		Preferred Stock Warrants		13	13

Total Blurb, Inc.				250	250

Compete, Inc. (1.52%)(4)	Software	Senior Debt Matures March 2009 Interest rate Prime + 3.50%	$3,884	3,839	3,839
		Preferred Stock Warrants		62	49

Total Compete, Inc.				3,901	3,888

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Forescout Technologies, Inc. (0.78%)	Software	Senior Debt Matures August 2009 Interest rate 11.15%	$2,000	1,951	1,951
		Preferred Stock Warrants		56	51

Total Forescout Technologies, Inc.				2,006	2,001

GameLogic, Inc. (1.17%)(4)	Software	Senior Debt Matures December 2009 Interest rate Prime + 4.125%	$3,000	2,957	2,957
		Preferred Stock Warrants		53	42

Total GameLogic, Inc.				3,010	2,999

Gomez, Inc. (0.48%)(4)	Software	Senior Debt Matures December 2007 Interest rate 12.25%	$1,213	1,202	1,202
		Preferred Stock Warrants		35	19

Total Gomez, Inc.				1,237	1,221

HighRoads, Inc. (0.77%)(4)	Software	Senior Debt Matures February 2009 Interest rate 11.65%	$1,955	1,924	1,924
		Preferred Stock Warrants		44	35

Total HighRoads, Inc.				1,968	1,959

Intelliden, Inc. (1.17%)	Software	Senior Debt Matures February 2010 Interest rate 13.20%	$3,000	2,984	2,984
		Preferred Stock Warrants		18	17

Total Intelliden, Inc.				3,002	3,001

Inxight Software, Inc. (1.60%)(4)	Software	Senior Debt Matures February 2008 Interest rate 10.00%	$4,074	4,051	4,051
		Preferred Stock Warrants		56	30

Total Inxight Software, Inc.				4,107	4,081

Oatsystems, Inc. (2.36%)(4)	Software	Senior Debt Matures September 2009 Interest rate 11.00%	$6,000	5,973	5,973
		Preferred Stock Warrants		34	27

Total Oatsystems, Inc.				6,007	6,000

Proficiency, Inc. (1.43%)(5)	Software	Senior Debt Matures July 2008 Interest rate 12.00%	$4,000	3,952	3,548
		Preferred Stock Warrants		96	116

Total Proficiency, Inc.				4,048	3,664

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Savvion, Inc. (1.58%)(4)	Software	Senior Debt Matures March 2009 Interest rate Prime + 3.45%	$1,000	1,000	1,000
		Revolving Line of Credit Matures March 2007 Interest rate Prime + 2.00%	$3,000	2,991	2,991
		Preferred Stock Warrants		52	42

Total Savvion, Inc.				4,043	4,033

Sportvision, Inc. (0.01%)	Software	Preferred Stock Warrants		39	30

Total Sportvision, Inc.				39	30

Talisma Corp. (0.74%)(4)	Software	Subordinated Debt Matures December 2007 Interest rate 11.25%	$1,874	1,859	1,859
		Preferred Stock Warrants		49	25

Total Talisma Corp.				1,908	1,884

Total Software (15.84%)				40,842	40,457

BabyUniverse, Inc. (1.90%)(4)	Consumer & Business Products	Senior Debt Matures July 2009 Interest rate Prime + 2.35%	$5,000	4,729	4,729
		Common Stock Warrants		325	146

Total BabyUniverse, Inc.				5,054	4,875

Market Force Information, Inc. (0.70%)(4)	Consumer & Business Products	Senior Debt Matures May 2009 Interest rate 10.45%	$1,777	1,760	1,760
		Preferred Stock Warrants		24	19

Total Market Force Information, Inc.				1,783	1,779

Wageworks, Inc. (5.89%)(4)	Consumer & Business Products	Senior Debt Matures November 2008 Interest rate Prime + 4.00%	$14,036	13,904	13,904
		Preferred Stock Warrants		252	1,141
Wageworks, Inc. (0.10%)		Preferred Stock		250	250

Total Wageworks, Inc.				14,406	15,295

Total Consumer & Business Products (8.59%)				21,244	21,949

IKANO Communications, Inc. (0.03%)	Communications	Preferred Stock Warrants		45	33
	& Networking	Preferred Stock Warrants		72	56

Total IKANO Communications, Inc.				118	89

Interwise, Inc. (0.83%)(4)	Communications & Networking	Senior Debt Matures August 2008 Interest rate 17.50%	$2,095	1,870	1,870
		Preferred Stock Warrants		268	245

Total Interwise, Inc.				2,138	2,114

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Pathfire, Inc. (1.84%)(4)	Communications & Networking	Senior Debt Matures December 2008 Interest rate Prime + 3.65%	$4,713	4,673	4,673
		Preferred Stock Warrants		63	17

Total Pathfire, Inc.				4,736	4,690

Ping Identity Corporation (1.05%)(4)	Communications & Networking	Senior Debt Matures June 2009 Interest rate 11.50%	$2,569	2,531	2,531
		Preferred Stock Warrants		52	161

Total Ping Identity Corporation				2,583	2,691

Rivulet Communications, Inc. (1.37%)(4)	Communications & Networking	Senior Debt Matures September 2009 Interest rate 10.60%	$3,500	3,460	3,460
		Preferred Stock Warrants		51	40
Rivulet Communications, Inc. (0.10%)		Preferred Stock		250	250

Total Rivulet Communications, Inc.				3,761	3,750

Simpler Networks Corp. (2.20%)(4)	Communications & Networking	Senior Debt Matures July 2009 Interest rate 11.75%	$5,000	4,887	4,887
		Preferred Stock Warrants		160	743
Simpler Networks Corp. (0.20%)		Preferred Stock		500	500

Total Simpler Networks Corp.				5,547	6,129

Total Communications & Networking (7.62%)				18,882	19,464

Adiana, Inc. (0.53%)(4)	Medical Devices & Equipment	Senior Debt Matures June 2008 Interest rate Prime + 6.00%	$1,347	1,313	1,313
		Preferred Stock Warrants		67	52
Adiana, Inc. (0.20%)		Preferred Stock		500	500

Total Adiana, Inc.				1,880	1,865

BARRX Medical, Inc. (0.59%)	Medical Devices & Equipment	Preferred Stock		1,500	1,500

Total BARRX Medical, Inc.				1,500	1,500

Gynesonics, Inc. (0.80%)	Medical Devices & Equipment	Senior Debt Matures October 2009 Interest rate 9.50%	$2,000	1,986	1,986
		Preferred Stock Warrants		18	55

Total Gynesonics, Inc.				2,004	2,041

Novasys Medical, Inc. (3.13%)(4)	Medical Devices & Equipment	Senior Debt Matures January 2010 Interest rate 9.70%	$8,000	8,000	8,000

Total Novasys Medical, Inc.				8,000	8,000

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Optiscan Biomedical, Corp. (0.40%)(4)	Medical Devices & Equipment	Senior Debt Matures March 2008 Interest rate 15.00%	$1,006	967	967
		Preferred Stock Warrants		80	64
Optiscan Biomedical, Corp. (0.39%)		Preferred Stock		1,000	1,000

Total Optiscan Biomedical, Corp.				2,048	2,032

Power Medical Interventions, Inc. (0.01%)	Medical Devices & Equipment	Common Stock Warrants		21	30

Total Power Medical Interventions, Inc.				21	30

Xillix Technologies Corp. (1.53%)(4)(5)(6)	Medical Devices & Equipment	Senior Debt Matures December 2008 Interest rate 12.40%	$3,976	3,775	3,775
		Common Stock Warrants		313	122

Total Xillix Technologies Corp.				4,089	3,898

Total Medical Devices & Equipment (7.58%)				19,541	19,366

Hedgestreet, Inc. (1.67%)(4)	Internet Consumer & Business	Senior Debt Matures March 2009 Interest rate 11.30%	$4,264	4,227	4,227
	Services	Preferred Stock Warrants		55	45

Total Hedgestreet, Inc.				4,282	4,272

Invoke Solutions, Inc. (0.97%)(4)	Internet Consumer & Business	Senior Debt Matures December 2008 Interest rate 11.25%	$2,467	2,439	2,439
	Services	Preferred Stock Warrants		44	36

Total Invoke Solutions, Inc.				2,482	2,474

RazorGator Interactive Group, Inc. (1.25%)(4)	Internet Consumer & Business	Senior Debt Matures January 2008 Interest rate 9.95%	$2,638	2,633	2,633
	Services	Preferred Stock Warrants		13	570
RazorGator Interactive Group, Inc. (0.67%)		Preferred Stock		1,000	1,708

Total RazorGator Interactive Group, Inc.				3,646	4,911

Total Internet Consumer & Business Services (4.56%)				10,410	11,657

Agami Systems, Inc. (2.75%)(4)	Electronics & Computer Hardware	Senior Debt Matures August 2009 Interest rate 11.00%	$7,000	6,924	6,924
		Preferred Stock Warrants		86	79

Total Agami Systems, Inc.				7,010	7,003

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Cornice, Inc. (1.44%)(4)	Electronics & Computer Hardware	Senior Debt Matures November 2008 Interest rate Prime + 4.50%	$3,525	3,460	3,460
		Preferred Stock Warrants		102	80
		Preferred Stock Warrants		35	28
		Preferred Stock Warrants		135	107

Total Cornice, Inc.				3,732	3,674

Luminus Devices, Inc. (5.88%)(4)	Electronics & Computer Hardware	Senior Debt Matures August 2009 Interest rate 12.50%	$15,000	14,766	14,766
		Preferred Stock Warrants		183	161
		Preferred Stock Warrants		84	83

Total Luminus Devices, Inc.				15,032	15,010

NeoScale Systems, Inc. (1.17%)(4)	Electronics & Computer Hardware	Senior Debt Matures October 2009 Interest rate 10.75%	$3,000	2,978	2,978
		Preferred Stock Warrants		24	23

Total NeoScale Systems, Inc.				3,002	3,001

Sling Media, Inc. (0.56%)	Electronics & Computer Hardware	Preferred Stock Warrants		39	937
		Preferred Stock		500	500

Total Sling Media, Inc.				539	1,437

ViDeOnline Communications, Inc. (0.18%)(4)	Electronics & Computer Hardware	Senior Debt Matures May 2009 Interest rate 15.00%	$461	461	461
		Preferred Stock Warrants		—	—

Total ViDeOnline Communications, Inc.				461	461

Total Electronics & Computer Hardware (11.98%)				29,776	30,586

Ageia Technologies, Inc. (2.76%)(4)	Semiconductors	Senior Debt Matures August 2008 Interest rate 10.25%	$7,028	6,975	6,975
		Preferred Stock Warrants		99	74
Ageia Technologies, Inc. (0.20%)		Preferred Stock		500	500

Total Ageia Technologies				7,575	7,549

Cradle Technologies (0.02%)	Semiconductors	Preferred Stock Warrants		79	64

Total Cradle Technologies				79	64

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
iWatt Inc. (1.27%)(4)	Semiconductors	Senior Debt Matures September 2009 Interest rate Prime + 2.75%	$2,000	1,960	1,960
		Revolving Line of Credit Matures September 2007 Interest rate Prime + 1.75%	$1,250	1,250	1,250
		Preferred Stock Warrants		46	41

Total iWatt Inc.				3,255	3,251

NEXX Systems, Inc. (1.96%)(4)	Semiconductors	Senior Debt Matures February 2010 Interest rate Prime + 2.75%	$4,000	3,919	3,919
		Revolving Line of Credit Matures December 2009 Interest rate Prime + 1.75%	$1,000	1,000	1,000
		Preferred Stock Warrants		83	84

Total NEXX Systems, Inc.				5,002	5,003

Total Semiconductors (6.21%)				15,911	15,867

Lilliputian Systems, Inc. (3.33%)(4)	Energy	Senior Debt Matures March 2010 Interest rate 9.75%	$8,500	8,463	8,463
		Preferred Stock Warrants		48	40

Total Lilliputian Systems, Inc.				8,512	8,503

Total Energy (3.33%)				8,512	8,503

Total Investments (110.89%)				$279,946	$283,234

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net appreciation totaled $4,919,518, $1,632,232 and $3,287,286, respectively.
(3)	Except for warrants in three publicly traded companies, all investments are restricted at December 31, 2006 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt and warrant investments of this portfolio company have been pledged as collateral under the Citigroup Facility. Citigroup has an equity participation right on loans collateralized under the Citigroup Facility. The value of their participation right on unrealized gains in the related equity investments was approximately $377,000 at December 31, 2006 and is included in accrued liabilities and reduces the unrealized gain recognized by the Company at December 31, 2006.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Debt is on non-accrual status at December 31, 2006, and is therefore considered non-income producing.
(7)	All investments are less than 5% owned.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2007	2006	2005
Investment income:
Interest	$48,757	$26,278	$9,791
Fees	5,127	3,230	876

Total investment income	53,884	29,508	10,667
Operating expenses:
Interest	4,404	5,770	1,801
Loan fees	1,290	810	1,098
General and administrative	5,437	5,409	2,285
Employee Compensation:
Compensation and benefits	9,135	5,779	3,706
Stock-based compensation	1,127	617	252

Total employee compensation	10,262	6,396	3,958

Total operating expenses	21,393	18,385	9,142
Net investment income before provision for income taxes and investment gains and losses	32,491	11,123	1,525
Provision for income taxes	2	643	255

Net investment income	32,489	10,480	1,270
Net realized gains (losses) on investments	2,791	(1,604)	482
Provision for excise tax	(139)	—	—
Net increase in unrealized appreciation on investments	7,268	2,508	353

Net realized and unrealized gain	9,920	904	835

Net increase in net assets resulting from operations	$42,409	$11,384	$2,105

Net investment income before provision for income taxes and investment gains and losses per common share:
Basic	$1.15	$0.83	$0.22

Diluted	$1.14	$0.82	$0.22

Change in net assets per common share:
Basic	$1.50	$0.85	$0.30

Diluted	$1.49	$0.84	$0.30

Weighted average shares outstanding
Basic	28,295	13,352	6,939

Diluted	28,387	13,527	7,016

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Common Stock		Capital in excess of par value	Deferred Stock Compensation	Net Unrealized Appreciation on Investments	Net Accumulated Realized Gains (Losses) on Investments	Net Distributions in Excess of Investment Income	Provision for Income Taxes Investment Gains	Net Assets
	Shares	Par Value
Balance at January 1, 2005	2,059	2	$27,118	$—	$—	$—	$(2,042)	$—	$25,078
Net increase in net assets resulting from operations	—	—	—	—	353	482	1,270	—	2,105
Issuance of common stock, net of offering costs	268	—	3,870	—	—	—	—	—	3,870
Issuance of stock in lieu of 5 year warrants	299	—	—	—	—	—	—	—	0
Issuance of stock on exercise of 1 year warrants	1,176	2	12,429	—	—	—	—	—	12,431
Issuance of common stock in IPO, net of offering costs	6,000	6	70,856	—	—	—	—	—	70,862
Dividends declared	—	—	—	—	—	—	(245)	—	(245)
Stock-based compensation	—	—	252	—	—	—	—	—	252

Balance at December 31, 2005	9,802	10	114,525	—	353	482	(1,017)	—	114,353
Net increase in net assets resulting from operations	—	—	—	—	2,508	(1,604)	10,480	—	11,384
Issuance of common stock	456	1	5,288	—	—	—	—	—	5,289
Issuance of common stock in Rights Offering, net of offering costs	3,412	3	33,826	—	—	—	—	—	33,829
Issuance of common shares in Public Offerings, net of offering costs	8,200	8	104,171	—	—	—	—	—	104,179
Issuance of common stock under dividend reinvestment plan	57	—	723	—	—	—	—	—	723
Dividends declared	—	—	(1,719)	—	—	—	(13,243)	—	(14,962)
Conversion to a regulated investment company and other tax items	—	—	(197)	—	—	(850)	1,047	—	—
Stock-based compensation	—	—	618	—	—	—	—	—	618

Balance at December 31, 2006	21,927	22	257,235	—	2,861	(1,972)	(2,732)	—	255,413
Net increase in net assets resulting from operations	—	—	—	—	7,268	2,791	32,488	(139)	42,409
Issuance of common stock	26	—	371	—	—	—	—	—	371
Issuance of common stock in public offerings, net of offering costs	10,040	11	128,331	—	—	—	—	—	128,342
Issuance of common stock from warrant exercises	291	—	3,071	—	—	—	—	—	3,071
Issuance of common stock under dividend reinvestment plan	250	—	3,304	—	—	—	—	—	3,304
Issuance of common stock under restricted stock plan	7	—	91	(91)	—	—	—	—	—
Dividends declared	—	—	—	—	—	—	(33,313)	—	(33,313)
Stock-based compensation	—	—	1,127	13	—	—	—	—	1,140

Balance at December 31, 2007	32,541	$33	$393,530	$(78)	$10,129	$819	$(3,557)	$(139)	$400,737

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2007	2006	2005
Cash flows from operating activities:
Net increase in net assets resulting from operations	$42,409	$11,384	$2,105
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(368,118)	(195,988)	(177,834)
Principal payments received on investments	128,683	87,539	18,823
Proceeds from sale of investments	5,966	4,588	531
Net unrealized appreciation on investments	(7,268)	(2,508)	(353)
Net unrealized appreciation (depreciation) on investments due to lender	(82)	34	(342)
Net realized (gains) losses on investments	(2,791)	1,604	(482)
Accretion of paid-in-kind principal	(321)	—	—
Accretion of loan discounts	(2,115)	(1,795)	(359)
Accretion of loan exit fees	(974)	(597)	(351)
Depreciation	204	65	24
Stock-based compensation	1,127	618	252
Amortization of restricted stock	13	—	—
Common stock issued in lieu of Director compensation	371	289	—
Amortization of deferred loan origination revenue	(3,016)	(2,356)	(790)
Change in operating assets and liabilities:
Interest receivable	(2,506)	(830)	(1,048)
Prepaid expenses and other assets	(421)	806	(1,290)
Income tax receivable	34	(34)	—
Deferred tax asset	—	1,454	(1,454)
Accounts payable	(360)	390	148
Income tax payable	139	(1,709)	1,709
Accrued liabilities	1,758	2,718	1,284
Deferred loan origination revenue	6,158	3,077	3,277

Net cash used in operating activities	(201,110)	(91,251)	(156,150)

Cash flows from investing activities:
Purchases of capital equipment	(181)	(817)	(66)
Other long-term assets	215	(660)	(18)

Net cash provided by (used in) investing activities	34	(1,477)	(84)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	131,413	143,009	87,163
Dividends paid	(30,009)	(14,239)	(245)
Borrowings of credit facilities	246,550	50,000	76,000
Repayments of credit facilities	(153,300)	(85,000)	—
Fees paid for credit facilities and debentures	(2,126)	—	—

Net cash provided by financing activities	192,528	93,770	162,918
Net increase (decrease) in cash	(8,548)	1,042	6,684
Cash and cash equivalents at beginning of period	16,404	15,362	8,678

Cash and cash equivalents at end of period	$7,856	$16,404	$15,362

Supplemental Disclosure:
Interest paid	$2,812	$5,661	$1,704
Income taxes paid	2	933	—
Stock issued under dividend reinvestment plan	3,304	723	—
Restricted stock issued to Board of Directors	91	—	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business, Basis of Presentation and Summary of Significant Accounting Policies

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related and life-science companies at all stages of development from seed and emerging growth to expansion and established stages of development, including expanding into select publicly listed companies and lower middle market companies. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in the Boston, Massachusetts, Boulder, Colorado, Chicago, Illinois, San Diego, California and Columbus, Ohio areas. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003. The Company commenced operations on February 2, 2004 and commenced investment activities in September 2004.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 4).

The Company formed Hercules Technology II, L.P. (“HT II”), which was licensed on September 27, 2006, to operate as a Small Business Investment Company (“SBIC”) under the authority of the Small Business Administration (“SBA”). As an SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC (“HTM”), a limited liability company. HTM is a wholly-owned subsidiary of the Company. The Company is the sole limited partner of HT II and HTM is the general partner (see Note 3).

In December 2006, the Company established Hydra Management LLC and Hydra Management Co. Inc., a general partner and investment management group, respectively, should it determine in the future to pursue a relationship with an externally managed fund. These entities are currently inactive.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments.

Summary of Significant Accounting Policies

Use of Estimates

The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, and actual results could differ from those estimates.

Valuation of Investments

All investments are recorded at fair value with any changes in fair value recognized in the statement of consolidated operations as net increase (decrease) in unrealized appreciation. Value is defined in Section 2(a)(41) of the 1940 Act, as (i) the market price for those securities for which a market quotation is readily available and

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Because the Company invests primarily in structured mezzanine debt investments (“debt”) and equity growth capital (“equity”) of privately-held technology-related and life-science companies backed by leading venture capital and private equity firms, the Company values substantially all of its investments at fair value, as determined in good faith by the Board of Directors in accordance with established valuation policies and consistently applied procedures and the recommendations of the Valuation Committee of the Board of Directors. At December 31, 2007, approximately 98% of the Company’s total assets represented investments in portfolio companies of which greater than 99% are valued at fair value by the Board of Directors.

Estimating fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Fair value is the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Due to the inherent uncertainty in the valuation of debt and equity investments that do not have a readily available market value, the fair value established in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

At each reporting date, privately held debt and equity securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions that could impact the valuation. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the debt and equity securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Company may consider, but is not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks in its evaluation of the fair value of its investment.

An unrealized loss is recorded when an investment has decreased in value, including: where collection of a loan is doubtful, there is an adverse change in the underlying collateral or operational performance, there is a change in the borrower’s ability to pay, or there are other factors that lead to a determination of a lower valuation for the debt or equity security. Conversely, unrealized appreciation is recorded when the investment has appreciated in value. Securities that are traded in the over the counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Board of Directors estimates the fair value of warrants and other equity-related securities in good faith using a Black-Scholes pricing model and consideration of the issuer’s earnings, sales to third parties of similar securities, the comparison to publicly traded securities, and other factors.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. At December 31, 2006, all of the Company’s investments were in Non-Control/Non-Affiliate companies.

At December 31, 2007, the Company had investments in two portfolio companies deemed to be Affiliates. One investment is a non income producing equity investment and one portfolio company became an Affiliate on December 17, 2007 upon a restructure of the company. Income derived from these investments was less than $8,000 since these investments became Affiliates. At December 31, 2006, none of the Company’s investments were deemed to be Affiliates. No realized gains or losses related to Affiliates were recognized during the years end December 31, 2007, 2006 or 2005.

Security transactions are recorded on the trade-date basis.

Income Recognition

Interest income is recorded on the accrual basis to the extent it is expected to be collected, and is recognized as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”), initially represents the estimated fair value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, the Company will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, Hercules may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. There were no loans on non-accrual status as of December 31, 2007, and as of December 31, 2006, the Company had one loan on non-accrual status with a fair value of approximately $3.8 million.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or if it does not expect the portfolio company to be able to pay all principal and interest due. To maintain its status as a RIC, PIK income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the year ended December 31, 2007, the Company recognized approximately $381,000 in PIK income. There was no PIK income recorded in prior periods.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into fee income over the contractual life of the loan. These fees are reflected as adjustments to the loan yield in accordance with Statement of Financial Standards No. 91, Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring loans and Initial Direct Costs of Leases (“FAS 91”). The Company had approximately $6.6 million and $3.5 million of unamortized fees at December 31, 2007 and 2006, respectively, and approximately $2.0 million and $1.0 million in exit fees receivable at December 31, 2007 and 2006, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in 2007, 2006 or 2005.

Financing costs

Debt financing costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses or accrued liabilities in the case of back end fees, and are amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. As part of the Credit Facility, at December 31, 2007 and 2006, the Company had prepaid debt financing costs of approximately $280,000 and $187,000, net of accumulated amortization. In addition, as part of the SBA debenture, the Company had approximately $2.5 million, net of accumulated amortization, of prepaid commitment and leverage fees as of December 31, 2007. There were no fees related to the SBA debenture as of December 31, 2006.

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Stock Based Compensation

The Company follows Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“FAS 123R”), to account for stock options granted. Under FAS 123R, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Earnings per share

Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of weighted average number of shares outstanding for the period and the dilutive effect of potential shares that could occur upon exercise of warrants and common stock options.

Income Taxes

We operate to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our net taxable interest, dividend and fee income, as well as our net realized capital gains. Taxable income includes our net taxable interest, dividend and fee income, as well as our net realized capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. In addition, taxable income generally excludes any unrealized appreciation or depreciation in our investments, because gains and losses are not included in taxable income until they are realized and required to be recognized. Taxable income includes certain income, such as contractual payment-in-kind interest and amortization of discounts and fees, that is required to be accrued for tax purposes even though cash collections of such income are generally deferred until repayment of the loans or debt securities that gave rise to such income.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We are subject to a nondeductible federal excise tax if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98% of our capital gain net income for each one year period ending on October 31. At December 31, 2007, we recorded a provision for excise tax of approximately $139,000 on income and capital gains of approximately $4.3 million to be distributed in 2008. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines.

Dividends

Dividends and distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the dividend payable is recorded on the ex-dividend date.

We have adopted an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend, then our stockholders whom have not ‘opted out’ of our dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. During 2007 and 2006, the Company issued approximately 250,000 and 57,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various sectors of technology-related and life-science sectors. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All segment disclosures are included in or can be derived from the Company’s consolidated financial statements.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. We adopted the provisions of FIN 48 on January 1, 2007. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Company is evaluating the impact of FAS 157 on its financial position and results of operations but does not believe the adoption of FAS

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

157 will impact the amounts reported in the financial statements. However, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“FAS 159”). Among other requirements, FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. FAS 159 is effective for the first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact of FAS 159 on its financial position and results of operations.

2. Investments

Investments consist of securities issued by privately- and publicly-held companies consisting of senior debt, subordinated debt, warrants and preferred equity securities. Our investments are identified in the accompanying consolidated schedule of investments. Our debt securities are payable in installments with final maturities generally from 3 to 7 years and are generally collateralized by all assets of the borrower.

A summary of the composition of the Company’s investment portfolio as of December 31, 2007 and 2006 at fair value is shown as follows:

	December 31, 2007		December 31, 2006
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$429,760	81.1%	$273,280	96.5%
Senior secured debt	61,483	11.6%	—	—
Preferred stock	23,265	4.4%	8,069	2.8%
Senior debt-second lien with warrants	12,078	2.3%	—	0.0%
Common Stock	2,938	0.5%	—	0.0%
Subordinated debt with warrants	448	0.1%	1,885	0.7%

	$529,972	100.0%	$283,234	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location is as follows:

	December 31, 2007		December 31, 2006
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$512,724	96.8%	$269,073	95.0%
Canada	15,001	2.8%	10,497	3.7%
Israel	2,247	0.4%	3,664	1.3%

	$529,972	100.0%	$283,234	100.0%

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following table shows the fair value of our portfolio by industry sector as of December 31, 2007 and 2006 (excluding unearned income):

	December 31, 2007		December 31, 2006
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug discovery	$95,924	18.0%	$74,993	26.5%
Communications & networking	114,014	21.5%	19,464	6.9%
Software	38,963	7.4%	40,457	14.3%
Specialty pharmaceuticals	45,646	8.6%	18,014	6.4%
Electronics & computer hardware	50,953	9.6%	30,586	10.8%
Semiconductors	25,501	4.8%	15,867	5.6%
Information services	58,464	11.0%	—	0.0%
Therapeutic	12,853	2.4%	13,437	4.7%
Internet consumer & business services	16,918	3.2%	11,657	4.1%
Drug delivery	22,725	4.3%	16,600	5.9%
Consumer & business products	2,817	0.5%	21,949	7.7%
Biotechnology tools	9,714	1.8%	5,778	2.0%
Energy	7,016	1.3%	8,503	3.0%
Media/Content/Info	7,193	1.4%	—	0.0%
Surgical Devices	16,821	3.2%	—	0.0%
Advanced Specialty Materials & Chemicals	2,764	0.5%	—	0.0%
Diagnostic	2,316	0.5%	5,929	2.1%

	$529,972	100.0%	$283,234	100.0%

During the periods ended December 31, 2007 and 2006, the Company made investments in debt securities totaling $355.5 million and $193.0 million, respectively, and made investments in equity securities of approximately $12.6 million and $3.0 million, respectively. In addition, during the period ended December 31, 2007, the Company converted approximately $4.8 million of debt to equity in two portfolio companies. The Company exercised an equity participation right with one portfolio company and converted $1.0 million of debt to equity during the period ended December 31, 2006. No single portfolio investment represents more than 10% of the fair value of the investments as of December 31, 2007 and 2006.

3. Borrowings

The Company, through Hercules Funding Trust I, an affiliated statutory trust, executed a securitized credit facility (the “Credit Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”). On December 6, 2006, the Company amended the Credit Facility with an agreement that increased the borrowing capacity under the facility to $150.0 million. On March 30, 2007, this increase was extended to July 31, 2007, and the interest on all borrowings was reduced to LIBOR plus a spread of 1.20%. On May 2, 2007, the Company amended the Credit Facility to extend the expiration date to May 1, 2008, increased the borrowing capacity under the facility to $250.0 million and included Deutsche Bank Securities Inc. as a participant in the Credit Facility along with Citigroup Markets Realty Corp. The credit facility is a one year facility and is renewable on May 1, 2008 with an interest rate of LIBOR plus a spread of 1.20%. The Company paid a structuring fee of $375,000 which will be expensed ratably through maturity. At December 31, 2007, the Company had $79.2 million outstanding under the Credit Facility.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The Credit Facility is collateralized by loans from the Company’s portfolio companies, and includes an advance rate of approximately 55% of eligible loans. The Credit Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Credit Facility to certain dollar amounts, to concentrations in certain geographic regions and industries, to certain loan grade classifications, to certain security interests, and to certain interest payment terms. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants are included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The Obligations under the warrant participation agreement continue even after the Credit Facility is terminated until the Maximum Participation Limit has been reached. During the year ended December 31, 2007, the Company recorded an additional liability and reduced its unrealized gains by approximately $609,000 to account for Citigroup’s participation in unrealized gains in the warrant portfolio. The value of their participation right on unrealized gains in the related equity investments since inception of the agreement was approximately $690,000 at December 31, 2007 and is included in accrued liabilities and reduces the unrealized gain recognized by the Company at December 31, 2007. Since inception of the agreement, the Company has paid Citigroup approximately $680,000 under the warrant participation agreement, thereby reducing its realized gains by that amount.

At December 31, 2007, the Company, through its special purpose entity (SPE), had transferred pools of loans and warrants with a fair value of approximately $242.8 million to Hercules Funding Trust I and had drawn $79.2 million under the Credit Facility. Transfers of loans have not met the requirements of Statement of Financial Accounting Standards (“SFAS”) No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings. The average debt outstanding under the Credit Facility for the year ended December 31, 2007 was approximately $52.1 million and the average interest rate was approximately 6.56%.

In January 2005, the Company formed HT II and HTM. HT II is licensed as a SBIC. HT II borrows funds from the SBA against eligible investments and additional deposits to regulatory capital. Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its Regulatory Capital. As of December 31, 2007, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $127.2 million, subject to periodic adjustments by the SBA. With $63.6 million of Regulatory Capital as of December 31, 2007, HT II has the current capacity to issue up to a total of $127.2 million of SBA guaranteed debentures, subject to the payment of a 1% commitment fee to the SBA on the amount of the commitment. Currently, HT II has paid commitment fees of approximately $1.3 million and has a commitment from the SBA to issue a total of $127.2 million of SBA guaranteed debentures, of which approximately $55.1 million was outstanding as of December 31, 2007. There is no assurance that HT II will draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 20.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

Through our wholly-owned subsidiary HT II, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments. HT II is periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations. As of December 31, 2007, HT II could draw up to $127.2 million of leverage from the SBA. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in six month periods. The rate for the $12 million of borrowings originated from March 13, 2007 to September 10, 2007 was set by the SBA as announced on September 26, 2007 at 5.528%. The rate for the $43.1 million borrowings made after September 10, 2007 through March 13, 2008 are based on LIBOR plus a spread of 0.30% until the next interest rate set by the SBA occurs at its semi-annual meeting. In addition, the SBA charges an annual fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The 2007 annual fee is set at 0.906%. Interest payments are payable semi-annually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed.

The Company plans to aggregate pools of funded loans using the Citigroup Facility or other conduits that it may seek until a sufficiently large pool of unfunded loans is created which can then be securitized at a later date. The Company expects that any loans included in a securitization facility will be securitized on a non-recourse basis with respect to the credit losses on the loans. There can be no assurance that the Company will be able to complete this securitization strategy, or that it will be successful.

At December 31, 2007 and December 31, 2006, the Company had the following borrowing capacity and outstandings:

	December 31, 2007		December 31, 2006
($ in thousands)	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Credit Facility	$250,000	$79,200	$150,000	$41,000
SBA Debenture	127,200	55,050	—	—

Total	$377,200	$134,250	$150,000	$41,000

4. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2007 and 2006, the Company reclassified for book purposes

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes and return of capital distributions, respectively, as follows:

(in thousands)	2007	2006
Distributions in excess of investment income	$(642)	$2,767
Accumulated realized gains (losses)	1,463	(850)
Additional paid-in capital	(821)	(1,917)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2007 and 2006 was as follows:

(in thousands)	2007	2006
Ordinary Income(a)	$33,313	$13,243
Capital gains	—	—
Return of capital	—	1,719

Total reported on tax Form 1099-DIV	$33,313	$14,962

(a)	Ordinary income is reported on form 1099-DIV as non-qualified.

For federal income tax purposes, the cost of investments owned at December 31, 2007 and 2006 were approximately $532.1 million and $283.0 million, respectively.

At December 31, 2007 and 2006, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Assets and Liabilities by temporary book/tax differences primarily arising from the treatment of loan related yield enhancements.

(in thousands)	2007	2006
Accumulated Capital Gains (Losses)	$3,258	$(89)
Other Temporary Difference	(2,988)	(1,593)
Undistributed Ordinary Income	915	—
Unrealized Appreciation (Depreciation)	4,857	(161)

Components of Distributable Earnings	$6,042	$(1,843)

At December 31, 2005, the Company had a deferred tax asset of approximately $1.5 million which was adjusted through operations during the first quarter of 2006. Upon the determination that Hercules would qualify as a regulated investment company, any remaining deferred tax asset was reversed. The Company elected to recognize all of its net built-in gains at the time of the conversion to a RIC and paid tax on the built-in gain with the filing of its 2005 tax return. In making this election, the portfolio was marked to market at the time of the RIC election and the Company paid approximately $294,000 in Federal and State tax on the resulting taxable gain. In addition, upon completion of the 2005 tax returns, the Company recorded an additional tax benefit of approximately $345,000.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

For the years prior to January 1, 2006, the benefit from (provision for) taxes on earnings was as follows:

(in thousands)	2005
Federal:
Current	$1,365
Deferred	(1,266)

99
State:
Current	344
Deferred	(188)

156
Foreign withholding tax	—

Total benefit from (provision for) income taxes	$255

For the year ended December 31, 2005, a reconciliation of the statutory U.S. federal income tax rate to the Company’s effective rate is as follows:

2005
Tax at federal statutory rate	35.0%
State, net of federal benefit	5.7
Other Items	3.4
Change in valuation allowance	(33.3)

Total	10.8%

As of December 31, 2005, the Company had no net operating loss carryforwards.

5. Shareholders’ Equity

The Company is authorized to issue 60,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

In January 2005, the Company notified its shareholders of its intent to elect to be regulated as a BDC. In conjunction with the Company’s decision to elect to be regulated as a BDC, approximately 55% of the 5 Year Warrants were subject to mandatory cancellation under the terms of the Warrant Agreement with the warrant holder receiving one share of common stock for every two warrants cancelled and the exercise price of all warrants was adjusted to the then current net asset value of the common stock, subject to certain adjustments described in the Warrant Agreement. In addition, the 1 Year Warrants became subject to expiration immediately prior to the Company’s election to become a BDC, unless exercised. Concurrent with the announcement of the BDC election, the Company reduced the exercise price of all remaining 1 and 5 Year Warrants from $15.00 to $10.57. On February 22, 2005, the Company cancelled 47% of all outstanding 5 Year Warrants and issued 298,598 shares of common stock to holders of warrants upon exercise. In addition, the majority of shareholders owning 1 Year Warrants exercised them, and purchased 1,175,963 of common shares at $10.57 per share, for total consideration to the Company of $12,429,920. All unexercised 1 Year Warrants were then cancelled. The outstanding 5 Year Warrants will expire in June 2009.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

A summary of activity in the 1 Year and 5 Year Warrants initially attached to units issued for each of the three periods ended December 31, 2007 is as follows:

	One-Year Warrants	Five-Year Warrants
Outstanding at January 1, 2005	1,029,635	1,029,635
Warrants issued	134,067	134,067
Warrants cancelled	(83,334)	(547,030)
Warrants exercised	(1,080,368)	—

Outstanding at December 31, 2005	—	616,672
Warrants issued	—	—
Warrants cancelled	—	—
Warrants exercised	—	—

Outstanding at December 31, 2006	—	616,672
Warrants issued	—	—
Warrants cancelled	—	—
Warrants exercised	—	(244,735)

Outstanding at December 31, 2007	—	371,937

The Company received net proceeds of approximately $3.1 million from the exercise of the 5-Year Warrants in the period ended December 31, 2007.

On March 7, 2006, the Company issued 432,900 shares of common stock for approximately $5.0 million in a private placement. The shares of common stock are subject to a registration rights agreement between the Company and the purchasers. The shares were registered pursuant to a registration statement that was declared effective on June 7, 2006.

During 2007 and 2006, the Board of Directors elected to receive approximately $371,000 and $288,000, respectively, of their compensation in the form of common stock and the Company issued 28,335 and 23,334 shares, respectively to the directors based on the closing prices of the common stock on the specified election dates.

On April 21, 2006, the Company raised approximately $33.8 million, net of issuance costs, from a rights offering of 3,411,992 shares of its common stock. The shares were sold at $10.55 per share which was equivalent to 95% of the volume weighted average price of shares traded during the ten days immediately prior to the expiration date of the offering.

On October 20, 2006, the Company raised approximately $30.0 million, net of issuance costs, in a public offering of 2.5 million shares of its common stock.

On December 12, 2006, the Company raised approximately $74.1 million, net of issuance costs, in a public offering of 5.7 million shares of its common stock.

On January 3, 2007, in connection with the December 12, 2006 common stock issuance, the underwriters exercised their overallotment option and purchased an additional 840,000 shares of common stock for additional net proceeds of approximately $10.9 million.

On June 4, 2007, the Company raised approximately $102.2 million, net of issuance costs, in a public offering of 8.0 million shares of its common stock. On June 19, 2007, in connection with the same common stock

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

issuance, the underwriters exercised their over-allotment option and purchased an additional 1.2 million shares of common stock for additional net proceeds of approximately $15.4 million.

Common stock subject to future issuance is as follows:

	2007	2006
Stock options and warrants	2,911,205	1,937,564
Warrants issued in June 2004	371,937	616,672

Common stock reserved	3,283,142	2,554,236

6. Equity Incentive Plan

The Company and its stockholders have authorized and adopted an equity incentive plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the shareholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by Hercules during the terms of the Plans. The proposed amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to Hercules directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, its independent Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. The shares were issued pursuant to the 2006 Plan on July 31, 2007 and vest 33% on an annual basis from the date of grant. Deferred compensation cost of approximately $91,000 will be recognized ratably over the three year vesting period. As of December 31, 2007, no restricted stock has been granted pursuant to the 2004 Plan.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

In 2004, each employee stock option to purchase two shares of common stock was accompanied by a warrant to purchase one share of common stock within one year and a warrant to purchase one share of common stock within five years. Both options and warrants had an exercise price of $15.00 per share on date of grant. On January 14, 2005, the Company notified all shareholders of its intent to elect to be regulated as a BDC and reduced the exercise price of all remaining 1 and 5 Year Warrants from $15.00 to $10.57 but did not reduce the strike price of the options (see Note 5). The unexercised one-year warrants expired and 55% of the five-year warrants were cancelled immediately prior to the Company’s election to become a BDC.

A summary of common stock options and warrant activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31, 2007 is as follows:

	Common Stock Options	One-Year Warrants	Five-Year Warrants
Outstanding at January 1, 2005	273,436	106,718	106,718
Granted	1,270,000		—
Exercised	—	(95,595)	—
Cancelled	(206,000)	(11,123)	(50,167)

Outstanding at December 31, 2005	1,337,436	—	56,551
Granted	663,500	—	—
Exercised	—	—	—
Cancelled	(119,923)	—	—

Outstanding at December 31, 2006	1,881,013	—	56,551
Granted	1,151,000	—	—
Exercised	—	—	(45,859)
Cancelled	(111,500)	—	—

Outstanding at December 31, 2007	2,920,513	—	10,692

Weighted-average exercise price at December 31, 2007	$13.02	$—	$10.57

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2007, options for approximately 1.4 million shares were exercisable at a weighted average exercise price of approximately $13.02 per share with a weighted average exercise term of 4.5 years. The outstanding five year warrants have an expected life of five years.

The Company determined that the fair value of options and warrants granted under the 2006 and 2004 Plan during the years ended December 31, 2007 and 2006 was approximately $1.6 million and $843,000, respectively. During the years ended December 31, 2007 and 2006, approximately $1.1 million and $618,000 of share-based cost was expensed, respectively. As of December 31, 2007, there was $1.5 million of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.0 years. The fair value of options granted is based upon a Black-Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2007:

	2007	2006	2005
Expected Volatility	24%	24%	25%
Expected Dividends	8%	8%	8%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	4.29 - 4.92%	4.53 - 5.05%	3.88 - 4.06%

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

7. Earnings per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Year ended December 31,
(in thousands, except per share data)	2007	2006	2005
Net increase in net assets resulting from operations	$42,409	$11,384	$2,105
Weighted average common shares outstanding	28,295	13,352	6,939
Change in net assets per common share—basic	$1.50	$0.85	$0.30

Net increase in net assets resulting from operations	$42,409	$11,384	$2,105
Weighted average common shares outstanding	28,295	13,352	6,939
Dilutive effect of warrants and stock options	58	175	77

Weighted average common shares outstanding, assuming dilution	28,353	13,527	7,016
Change in net assets per common share—assuming dilution	$1.50	$0.84	$0.30

The calculation of change in net assets per common share—assuming dilution, excludes all anti-dilutive shares. For the years ended December 31, 2007, 2006 and 2005, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 2,217,000, 2,142,000, and 1,858,000 shares, respectively.

8. Related-Party Transactions

In conjunction with the Company’s rights offering completed on April 21, 2006, the Company agreed to pay JMP Securities LLC a fee of approximately $700,000 as co-manager of the offering.

In conjunction with the Company’s public offering completed on December 7, 2006, the Company agreed to pay JMP Securities LLC a fee of approximately $1.2 million as co-manager of the offering.

During February 2007, Farallon Capital Management, L.L.C and its related affiliates and Manuel Henriquez, the Company’s CEO, exercised warrants to purchase 132,480 and 75,075 shares of the Company’s common stock, respectively. The exercise price of the warrants was $10.57 per share resulting in net proceeds to the company of approximately $2.2 million.

In conjunction with the Company’s public offering completed on June 4, 2007 and the related over-allotment exercise, the Company agreed to pay JMP Securities LLC a fee of approximately $1.6 million as co-manager of the offering.

In connection with the sale of public equity investments, the Company paid JMP Securities LLC approximately $22,200 and $12,100 in brokerage commissions during the years ended December 31, 2007 and 2006, respectively.

9. Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans, to the Company’s portfolio companies. The balance of unused commitments to extend credit at December 31, 2007 totaled approximately $130.6 million. Since this commitment may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Certain premises are leased under agreements which expire at various dates through December 2013. Total rent expense amounted to approximately $749,000, $380,000 and $221,000 during the years ended December 31, 2007, 2006 and 2005, respectively.

Future commitments under the credit facility and operating leases were as follows at December 31, 2007:

	Payments due by period (in thousands)
Contractual Obligations(1)	Total	Less than 1 year (2)(3)	1-3 years	4-5 years	After 5 years
Borrowings(4)	$134,250	$79,200	$—	$—	$55,050
Operating Lease Obligations	3,425	843	1,430	1,152	—

Total	$137,675	$80,043	$1,430	$1,152	$55,050

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	Borrowings under the Credit Facility are listed based on the contractual maturity of the credit facility. Actual repayments could differ significantly due to prepayments by our existing portfolio companies, modifications of current agreements with existing portfolio companies and modification of the credit facility.
(3)	The Company also has a warrant participation agreement with Citigroup. See Note 3.
(4)	Includes borrowings under the Credit Facility and the SBA debentures.

10. Indemnification

The Company and its executives are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

11. Concentrations of Credit Risk

The Company’s customers are primarily small and medium sized companies in the biopharmaceutical, communications and networking, consumer and business products, electronics and computers, energy, information services, internet consumer and business services, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

The largest portfolio companies vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies. For the years ended December 31, 2007 and 2006, the Company’s ten largest portfolio companies represented approximately 33.7% and approximately 43.4% of the total fair value of its investments. At December 31, 2007, we had five equity investments representing approximately 50.0% of the total fair value of our equity investments and each represents 5% or more of the total fair value of such investments. At December 31, 2006, we had eleven equity investments which represented 100% of the total fair value of its equity investments and each represents 5% or more of the total fair value of such investments.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

12. Financial Highlights

Following is a schedule of financial highlights for years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,						Period from February 2, 2004 (commencement of operations) to December 31,
	2007		2006		2005		2004
Per share data:
Net asset value at beginning of period	$11.65		$11.67		$12.18		$13.19	(1)
Net investment income (loss)	1.15		0.78		0.18		(0.99)
Net realized gain (loss) on investments	0.09		(0.12)		0.07		—
Net unrealized appreciation on investments	0.26		0.19		0.05		—

Total from investment operations	1.50		0.85		0.30		(0.99)
Net increase/(decrease) in net assets from capital share transactions	0.32		0.28		(0.82)		(0.35	)(2)
Distributions from net investment income	(1.20)		(1.08)		(0.03)		—
Distributions from return of capital	—		(0.12)		—		—
Stock-based compensation expense included in investment income(3)	0.04		0.05		0.04		0.33

Net asset value at end of period	$12.31		$11.65		$11.67		$12.18

Ratios and supplemental data:
Per share market value at end of period(4)	$12.42		$14.25		11.99		$—	(6)
Total return	-4.42	%(5)	28.86	%(5)	-7.58	%(6)	N/A
Shares outstanding at end of period	32,541		21,927		9,802		2,059
Weighted average number of common shares outstanding	28,295		13,352		6,939		1,187
Net assets at end of period	$400,737		$255,413		$114,352		$25,078
Ratio of operating expense to average net assets	6.46%		13.11%		11.57%		8.81	%(7)
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	9.81%		7.93%		1.93%		7.95	%(7)
Average debt outstanding	$66,334		$77,795		$20,285		$—
Weighted average debt per common share	$2.34		$5.83		$2.92		$—
Portfolio turnover	0.42%		1.50%		0.60%		0.00%

(1)	On June 29, 2004, the Company completed its sale of common stock in a private placement at $15.00 per share ($13.19 per share net of offering costs).
(2)	Immediately after the sale of common stock in June 2004, 600 convertible preferred shares were converted into 125,000 units.
(3)

Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to FAS 123R, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.

(4)	The Company completed the initial public offering of its common stock in June 2005, therefore, no market value data is presented as of December 31, 2004.
(5)

The total return for the years ended December 31, 2007 and 2006 equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

(6)

The total return for the year ended December 31, 2005 is for a shareholder who owned common shares throughout the period, and received one additional common share for every two 5 Year Warrants cancelled. Shareholders who purchased common shares on January 26, 2005, exercised 1 Year Warrants, or purchased common shares in the initial public offering will have a different total return. The Company completed its initial public offering on June 11, 2005; prior to that date shares were issued in private placements.

(7)	Not annualized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

13. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended December 31, 2007. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/07	6/30/07	9/30/07	12/31/07
Total investment income	$9,679	$13,275	$15,141	$15,790
Net investment income before provision for income taxes and investment gains and losses	5,225	7,240	10,044	9,981
Net income	6,331	8,270	7,178	20,632
Net income per common share (basic)	$0.28	$0.33	$0.22	$0.63

	Quarter Ended
	3/31/06	6/30/06	9/30/06	12/31/06
Total investment income	$6,487	$6,788	$7,544	$8,689
Net investment income before provision for income taxes and investment gains and losses	2,046	2,468	3,117	3,492
Net income	2,505	3,366	1,573	3,940
Net income per common share (basic)	$0.25	$0.26	$0.12	$0.23

14. Subsequent Events

On February 7, 2008, the Board of Directors announced a dividend of $0.30 per share to shareholders of record as of February 15, 2008 and payable on March 17, 2008.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Hercules Technology Growth Capital, Inc.

We have audited the consolidated financial statements of Hercules Technology Growth Capital, Inc., including the consolidated schedule of investments, as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and have issued our report thereon dated March 11, 2008 (included elsewhere in the Form 10-K). Our audits also included the financial statement schedule listed in Item 15 of this Form 10-K. This schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.

In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

San Francisco, California

March 11, 2008

Schedule 12-14

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Year Ended December 31, 2007
Portfolio Company (in thousands)	Investment(1)	Amount of Interest or Dividends Credited to Income(2)	As of December 31, 2006 Fair Value	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2007 Fair Value
Affiliate Investments
E-band Communications, Inc.	Preferred Stock	$—	$—	$2,000	$—	$2,000
Proficiency, Inc.	Senior Debt	8	3,548	449	(2,500)	1,497
	Preferred Stock Warrants	—	116	—	(116)	—
	Preferred Stock	—	—	2,750	(2,000)	750

Total Affiliate Investments		$8	$3,664	$5,199	$(4,616)	$4,247

(1)	Preferred stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of December 31, 2007.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was an affiliate investment (5% to 25% owned).
(3)	Gross additions include increases in investments resulting from new portfolio company investments, the amortization of discounts and fees, and the exchange of one or more existing securities for one or more new securities.
(4)	Gross reductions include decreases in investments resulting from the exchange of one or more existing securities for one or more new securities and net increases in unrealized depreciation or net decreases in unrealized appreciation.

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of Hercules Technology Growth Capital, Inc. (the “Company” or the “Registrant”) are included in this registration statement in “Part A—Information Required in a Prospectus”:

2. Exhibits

Exhibit Number	Description
a.1	Articles of Amendment and Restatement. (2)

a.2	Articles of Amendment. (12)

b	Amended and Restated Bylaws. (2)

d	Specimen certificate of the Company’s common stock, par value $.001 per share. (3)

e	Form of Dividend Reinvestment Plan. (4)

f.1	Credit Agreement dated as of April 12, 2005 between Hercules Technology Growth Capital, Inc. and Alcmene Funding, L.L.C. (2)

f.2	Pledge and Security Agreement dated as of April 12, 2005 between Hercules Technology Growth Capital, Inc. and Alcmene Funding, L.L.C. (2)

f.3	First Amendment to Credit and Pledge Security Agreement dated August 1, 2005 between Hercules Technology Growth Capital, Inc. and Alcmene Funding L.L.C. (5)

f.4	Loan Sale Agreement between Hercules Funding LLC and Hercules Technology Growth Capital, Inc. dated as of August 1, 2005. (5)

f.5	Sale and Servicing Agreement among Hercules Funding Trust I, Hercules Funding LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association and Lyon Financial Services, Inc. dated as of August 1, 2005. (5)

f.6	Indenture between Hercules Funding Trust I and U.S. Bank National Association dated as of August 1, 2005. (5)

f.7	Note Purchase Agreement among Hercules Funding Trust I, Hercules Funding I LLC, Hercules Technology Growth Capital, Inc. and Citigroup Global Markets Realty Corp. dated as of August 1, 2005. (5)

f.8	Second Amendment to Credit and Pledge and Security Agreement by and among Hercules Technology Growth Capital, Inc. and Alcmene Funding, L.L.C., as lender and administrative agent for the lenders, dated March 6, 2006. (6)

Exhibit Number	Description
f.9	First Omnibus Amendment by and among Hercules Funding Trust I, Hercules Funding I, LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc. and Citigroup Global Markets Realty Corp. dated March 6 2006. (6)

f.10	Intercreditor Agreement among Hercules Technology Growth Capital, Inc., Alcmene Funding, L.L.C. and Citigroup Global Markets Realty Corp. dated as of March 6, 2006. (6)

f.11	Warrant Participation Agreement between the Company and Citigroup Global Markets Realty Corp. dated as of August 1, 2005. (7)

f.12	Second Amendment to Warrant Participation Agreement dated as of October 16, 2006. (7)

f.13	Third Amendment to Sale and Servicing Agreement among Hercules Funding Trust I, Hercules Funding LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association and Lyon Financial Services, Inc., dated as of July 28, 2006. (8)

f.14	Second Omnibus Amendment by and among Hercules Funding Trust I, Hercules Funding I, LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc. and Citigroup Global Markets Realty Corp. dated December 6, 2006. (9)

f.15	Fifth Amendment to Sale and Servicing Agreement by and among Hercules Funding Trust I, Hercules Funding I, LLC, Hercules Technology Growth Capital, Inc., U.S. Bank National Association, Lyon Financial Services, Inc. and Citigroup Global Markets Realty Corp. dated March 30, 2007. (13)

f.16	Amended and Restated Sale and Servicing Agreement by and among Hercules Funding Trust I, Hercules Funding I LLC, the Company, U.S. Bank National Association, Lyon Financial Services, Inc., Citigroup Global Markets Inc., and Deutsche Bank AG dated as of May 2, 2007. (14)

f.17	Fourth Amendment to the Warrant Participation Agreement dated as of May 2, 2007. (15)

f.18	Amended and Restated Note Purchase Agreement by and among the Company, Hercules Funding Trust I, Hercules Funding I LLC, and Citigroup Global Markets, Inc. dated as of May 2, 2007. (15)

h.1***	Form of Underwriting Agreement.

i.1	Hercules Technology Growth Capital, Inc. 2004 Equity Incentive Plan (2007 Amendment and Restatement). (11)

i.2	Hercules Technology Growth Capital, Inc. 2006 Non-Employee Director Plan (2007 Amendment and Restatement). (16)

i.3	Form of Incentive Stock Option Award under the 2004 Equity Incentive Plan. (2)

i.4	Form of Nonstatutory Stock Option Award under the 2004 Equity Incentive Plan. (2)

i.5	Form of Restricted Stock Award under the 2004 Equity Incentive Plan. (2)

j	Form of Custody Agreement between the Company and Union Bank of California. (2)

k.1	Form of Registrar Transfer Agency and Service Agreement between the Company and American Stock Transfer & Trust Company. (2)

k.2	Warrant Agreement dated June 22, 2004 between the Company and American Stock Transfer & Trust Company, as warrant agent. (1)

k.3	Side Letter dated February 2, 2004 between the Company and Jolson Merchant Partners Group LLC (now known as JMP Group LLC). (1)

Exhibit Number	Description
k.4	Registration Rights Agreement dated June 22, 2004 between the Company and JMP Securities LLC. (1)

k.5	Letter Agreement dated February 22, 2005 between the Company and JMP Asset Management LLC. (2)

k.6	Letter Agreement dated February 22, 2005 between the Company and Farallon Capital Management, L.L.C. (2)

k.7	Subscription Agreement among Hercules Technology Growth Capital, Inc. and the subscribers named therein dated March 2, 2006. (6)

k.8	Registration Rights Agreement among Hercules Technology Growth Capital, Inc. and the purchasers named therein dated March 2, 2006. (6)

k.9	Lease Agreement dated June 13, 2006 between the Company and 400 Hamilton Associates. (10)

l***	Opinion of Sutherland Asbill & Brennan LLP.

n.1*	Consent of Ernst & Young LLP.

n.2*	Consent of Sutherland Asbill & Brennan LLP (included in Exhibit l).

n.3*	Report of Independent Registered Public Accounting Firm

n.4*	Consent of VentureOne.

p	Subscription Agreement dated February 2, 2004 between the Company and the subscribers named therein. (2)

r	Code of Ethics. (2)

*	Filed herewith.
***	To be filed by Amendment.
(1)	Previously filed as part of the Registration Statement on Form N-2 of the Company, as filed on February 22, 2005.
(2)	Previously filed as part of Pre-Effective Amendment No. 1, as filed on May 17, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company.
(3)	Previously filed as part of Pre-Effective Amendment No. 2, as filed on June 8, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company.
(4)	Previously filed as part of Post-Effective Amendment No. 1, as filed on June 10, 2005 (File No. 333-122950) to the Registration Statement on Form N-2 of the Company.
(5)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 5, 2005.
(6)	Previously filed as part of Post-Effective Amendment No. 3, as filed on March 9, 2006 (File No. 333-126604) to the Registration Statement on Form N-2 of the Company.
(7)	Previously filed as part of the Pre-Effective Amendment No. 1, as filed on October 17, 2006 (File No. 333-136918) to the Registration Statement on Form N-2 of the Company.
(8)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on July 28, 2006.
(9)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on December 6, 2006.
(10)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed on August 1, 2006.
(11)	Previously filed as part of the Securities to be Offered to Employees in Employee Benefit Plans on Form S-8, as filed June 22, 2007.
(12)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed March 9, 2007.
(13)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed April 3, 2007.

(14)	Previously filed as part of the Current Report on Form 8-K of the Company, as filed May 5, 2007.
(15)	Previously filed as part of the Pre-Effective Amendment No. 1, as filed May 15, 2007 (File No. 333-141828), to the Registration Statement on Form N-2 of the Company.
(16)	Previously filed as part of the Securities to be Offered to Employees in Employee Benefit Plans on Form S-8, as filed October, 10, 2007.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in any prospectus supplement, if any, accompanying this prospectus.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding placement fees):

Amount
SEC registration fee	$
NASD filing fee
Nasdaq listing fee
Accounting fees and expenses
Legal fees and expenses
Printing expenses
Miscellaneous

Total

The amounts set forth above, except for the SEC fees, are in each case estimated.

Item 28. Persons Controlled by or Under Common Control

Hercules Technology SBIC Management, LLC is a wholly-owned subsidiary of the Company. Hercules Technology SBIC Management, LLC is the general partner of Hercules Technology II, L.P. and the Company owns substantially all of the limited partnership interests in Hercules Technology II, L.P. Hercules Funding I LLC, a Delaware limited liability company, is a wholly-owned subsidiary of the Company. Hercules Funding I LLC holds all the ownership interests of Hercules Funding Trust I, a Delaware statutory trust. Hydra Management LLC is a wholly owned subsidiary formed in Delaware, and Hydra Management Co., Inc., a Delaware corporation is a wholly owned subsidiary. Hercules Technology Management Co. II, Inc. is a wholly owned subsidiary formed in Delaware. Accordingly, the Company may be deemed to control, directly or indirectly, the following entities:

Name	Jurisdiction of Organization
Hercules Technology SBIC Management, LLC	Delaware
Hercules Technology II, L.P.	Delaware
Hercules Funding I LLC	Delaware
Hercules Funding Trust I	Delaware
Hydra Management LLC	Delaware
Hydra Management Co., Inc.	Delaware
Hercules Technology Management Co., Inc.	Delaware

Item 29. Number of Holder of Securities

The following table sets forth the approximate number of shareholders of the Company’s common stock as of April 17, 2008:

Title of Class	Number of Record Holders
Common stock, par value $.001 per share	11,078
Warrants to purchase shares of common stock	20

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, under certain circumstances and provided certain conditions have been met, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, under certain circumstances and provided certain conditions have been met, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and, under certain circumstances and provided certain conditions have been met, advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Additionally, the Registrant will not indemnify any person with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in the best interests of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, we have agreed to indemnify, to the maximum extent permitted by Maryland law and the 1940 Act, representatives of JMP Asset Management LLC and Farallon Capital Management, L.L.C. on terms similar to those afforded to our directors and officers under our charter and bylaws in connection with their activities in evaluating our investment opportunities prior to our election to be regulated as a business development company.

The Company carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $3,000,000, subject to a $250,000 retention and the other terms thereof.

The Company has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act of 1933, as amended.

Item 31. Business and Other Connections of Investment Advisor

Not applicable.

Item 32. Location of Accounts and Records

The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement, or (ii) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, and State of California, on the 23rd day of April, 2008.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

/S/ MANUEL A. HENRIQUEZ
Manuel A. Henriquez Chairman of the Board, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MANUEL A. HENRIQUEZ Manuel A. Henriquez	Chairman of the Board, President and Chief Executive Officer (principal executive officer)	April 23, 2008

/S/ DAVID M. LUND David M. Lund	Chief Financial Officer (principal financial and accounting officer)	April 23, 2008

* Allyn C. Woodward, Jr.	Director	April 23, 2008

* Joseph W. Chow	Director	April 23, 2008

* Robert P. Badavas	Director	April 23, 2008

*	Signed by Manuel A. Henriquez as attorney-in-fact.